                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                    EXCHANGE ACT OF 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       FIRST SAVINGS FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        COMMON STOCK
        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        986,321
        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        $10.75 (THE AMOUNT OF CASH TO BE PAID IN EXCHANGE FOR EACH SHARE OF COMMON STOCK)
        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        $10,602,950
        ------------------------------------------------------------------------

    (5) Total fee paid:

        $2,120.59
        ------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                         FIRST SAVINGS FINANCIAL CORP.
                         =============================

                              POST OFFICE BOX 1885
                             501 SOUTH MAIN STREET
                     REIDSVILLE, NORTH CAROLINA 27323-1885
                                 (910) 342-4251

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON SEPTEMBER _____, 1997


     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of First Savings Financial Corp. (the "Company") will be held on September _____, 1997, at _____ __.m., Eastern Time, at ____________________
_______________________________, Reidsville, North Carolina.

     The Special Meeting is for the purpose of considering and voting upon the approval of the Agreement and Plan of Reorganization and Merger dated April 2, 1997 (the "Agreement") by and between the Company and First Citizens BancShares, Inc. ("BancShares"), and the transactions contemplated therein (the "Reorganization"), pursuant to which (a) FCB Acquisition Corp., a North Carolina business corporation created by BancShares to effect the Reorganization, will merge into the Company, thereby rendering the Company a wholly owned subsidiary of Banc Shares (the "Merger"), (b) immediately after the Merger, First Savings Bank of Rockingham County, Inc., SSB, the wholly owned subsidiary of the Company, will merge with and into First-Citizens Bank & Trust Company, and (c) in connection with the Merger, each share of the common stock of the Company shall be exchanged for $10.75 in cash.

     The stockholders of the Company may be entitled to dissent from the Reorganization and obtain payment of the fair value of their shares of common stock under Article 13 of the North Carolina Business Corporation Act ("Article 13"). A copy of Article 13 is attached hereto as Appendix C to the Proxy Statement.

     The Board of Directors has established ___________, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                         By Order of the Board of Directors




                                         Alecia S. Jones
                                         Secretary

Reidsville, North Carolina
August _____, 1997

A FORM OF PROXY IS ENCLOSED TO ENABLE YOU TO VOTE YOUR SHARES AT THE SPECIAL MEETING. YOU ARE URGED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                         FIRST SAVINGS FINANCIAL CORP.
                         =============================

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                             SEPTEMBER _____, 1997



               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

GENERAL

          This Proxy Statement is being furnished to stockholders of First Savings Financial Corp. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors" or "Board") of proxies to be used at the Special Meeting of Stockholders (the "Special Meeting") to be held on September _____, 1997, at _____ __.m., Eastern Time, at __________________________________________________, Reidsville, North Carolina,
and any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about August _____, 1997. The Company's office is located at 501 South Main Street, Reidsville, North Carolina 27320 and its telephone number is (910) 342-4251.

          Other than the matters listed on the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

REVOCABILITY OF PROXY

          A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Special Meeting.

SOLICITATION

          The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, First Savings Bank of Rockingham County, Inc., SSB (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

          Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Special Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy in the enclosed postage-paid envelope. Any stockholder may vote for, against, or withhold authority to vote on any matter to come before the Special Meeting. If the enclosed proxy is properly completed, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. Except as provided below for broker non-votes, if a proxy is returned with no instructions given, the proxy will be voted FOR the approval of the Agreement and the Reorganization.

          The close of business on ____________, 1997 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 986,321 shares of Common Stock and there were approximately ____ stockholders, excluding shares held in street name. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Special Meeting.

          The presence, in person or by proxy, of the holders of at least a majority of shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Since many of our stockholders cannot attend the Special Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient stockholders present, in person or by proxy, to constitute a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

          The proposal to approve the Agreement and the Reorganization must be approved by the affirmative vote of a majority of the shares of Common Stock entitled to vote at the Special Meeting.

          As of the Record Date, the directors and executive officers of the Company beneficially owned 331,830 shares or 33.64% of the outstanding Common Stock. In addition, BancShares and related parties beneficially owned, as of the Record Date, 68,200 shares or 6.91% of the outstanding Common Stock. The Company believes that the directors and executive officers of the Company and BancShares and its related parties intend to vote all of those shares, or 40.55% of the outstanding Common Stock, in favor of the Agreement and Reorganization.

          Abstentions will be counted for purposes of determining whether a quorum is present at the Special Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal. Abstentions and broker non-votes will have the same effect as a vote against the Agreement and the Reorganization.

RECOMMENDATIONS

          THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE AGREEMENT AND BELIEVES THAT THE REORGANIZATION IS FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE AGREEMENT AND THE REORGANIZATION. In making its recommendation, the Board of Directors of the Company has considered, among other things, the opinion of Trident Financial Corporation ("Trident") that BancShares' proposal is fair to the Company's shareholders from a financial point of view. See "PROPOSAL 1: THE REORGANIZATION--Opinion of Financial Advisor."


                             AVAILABLE INFORMATION

          The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located in Chicago (Northwestern Atrium Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511) and in New York (7 Word Trade Center, 13th Floor, New York, New York 10048). Copies of such material can be obtained by mail from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

          AS FURTHER DESCRIBED BELOW, THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS RELATING TO THE COMPANY WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF THOSE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS) WILL BE PROVIDED WITHOUT CHARGE UPON REQUEST DIRECTED TO DAVID S. KEMP, PRESIDENT, FIRST SAVINGS FINANCIAL CORP., POST OFFICE BOX 1885, REIDSVILLE, N.C. 27323-1885, TELEPHONE (910) 342-4251. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS BEFORE THE SPECIAL MEETING, ANY SUCH REQUEST SHOULD BE MADE BY __________, 1997.

          THE INFORMATION CONTAINED HEREIN WITH RESPECT TO BANCSHARES AND FIRST CITIZENS HAS BEEN PROVIDED BY BANCSHARES.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The following documents previously filed by the Company with the Commission (SEC File No. 0-26730) are incorporated by reference into this Proxy
Statement: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, as amended by Form 10-KSB/A dated May 8, 1997; (ii) the Company's Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 1997 and June 30, 1997; (iii) the Company's Current Reports on Form 8-K dated February 19, 1997, February 28, 1997, and April 9, 1997; and (iv) the description of the Company's Stock contained in its Registration Statement on Form S-1, Registration No. 33-93096, as amended on July 31, 1995 and August 9, 1995.

          In addition, all other documents filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the 1934 Act prior to the date the Special Meeting has been finally adjourned shall be deemed to be incorporated by reference herein from the date of filing of such documents. Any statements contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's Common Stock.

                                           AMOUNT AND
                                            NATURE OF     PERCENTAGE
                                           BENEFICIAL         OF
NAME AND ADDRESS                          OWNERSHIP/1/     CLASS/2/
------------------                       ---------------  -----------
Pat F. Brady                               108,444/3,4/        10.99%
1812 Pennrose Drive
Reidsville, North Carolina 27320

First Citizens BancShares, Inc.             68,200/5/           6.91%
3128 Smoketree Court
Raleigh, North Carolina 27604

David S. Kemp                               85,646/6/           8.68%
Post Office Box 1885
Reidsville, North Carolina 27323-1885

George I. Richardson                       108,444/3,4/        10.99%
1710 Richardson Drive
Reidsville, North Carolina 27320

Benton S. Smothers                         108,444/3,4,7/      10.99%
420 Dogwood Drive
Eden, North Carolina 27288

------------------------------

/1/  Voting and investment power is not shared unless otherwise indicated.

/2/ Based upon a total of 986,321 shares of Common Stock outstanding at the Record Date. Assumes the exercise of only those stock options included with respect to the designated recipient.

/3/ Includes 75,870 allocated and unallocated shares of Common Stock held by the First Savings Bank of Rockingham County, Inc., SSB Employee Stock Ownership Plan. Mssrs. Brady, Richardson and Smothers are trustees of such Plan and share certain voting and investment power over such shares.

/4/ Includes 948 shares which could be purchased within sixty days pursuant to the exercise of stock options granted to the named beneficial owner under the First Savings Financial Corp. Stock Option Plan and 1,626 shares awarded to the named beneficial owner under the First Savings Bank of Rockingham County, Inc., SSB Management Recognition Plan, which shares vested 20% on April 19, 1997 and 20% each year thereafter until all such shares are vested on April 19, 2001.

/5/ Based upon the Schedule 13D of First Citizens BancShares, Inc., Lewis R. Holding, Frank B. Holding, Frank B. Holding, Jr., Hope Holding Connell and Peter M. Bristow dated February 19, 1997.

/6/ Includes 30,000 shares held individually, 21,563 shares held in three separate trusts established under the Last Will and Testament of W. David Stocks and 8,963 shares held in trust for the First Savings Bank of Rockingham County, SSB Employees' Pension Plan. Mr. Kemp has sole voting and investment power over all shares. Also includes 4,742 shares which could be purchased within sixty days pursuant to the exercise of stock options granted to the named beneficial owner under the First Savings Financial Corp. Stock Option Plan and 9,484 shares awarded to the named beneficial owner under the First Savings Bank of Rockingham County, Inc., SSB Management Recognition Plan, which shares vested 20% on April 19, 1997 and 20% each year thereafter until all such shares are vested on April 19, 2001. Includes 10,894 shares allocated to Mr. Kemp under the First Savings Bank of Rockingham County, Inc., SSB Employee Stock Ownership Plan.

/7/ Shares voting and investment power with regard to 25,623 shares of Common Stock held jointly with spouse. Includes 543 shares held as custodian for children.

Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors, each of the members of the board of directors of the Bank, each of the executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group (all persons listed are directors of the Company and the Bank).

                                             AMOUNT AND
                                             NATURE OF     PERCENTAGE
                                             BENEFICIAL        OF
NAME AND ADDRESS                           OWNERSHIP/1,2/   CLASS/3/
-----------------------------------        --------------  -----------
Pat F. Brady                                 108,444/4,5/       10.99%
Director of the Company and the Bank
1812 Pennrose Drive
Reidsville, North Carolina  27320

Fred B. Coates                                12,574/5/          1.27%
Chairman of the Board of Directors
  of the Company and the Bank
610 Parkway Boulevard
Reidsville, North Carolina  27320

Phillip M. Hooper                              7,574/5,6/         .77%
Director of the Company and the Bank
805 Country Club Drive
Reidsville, North Carolina  27320

David S. Kemp                                 85,646/7/          8.68%
Director, President and Chief Executive
  Officer of the Company and the Bank
Post Office Box 1885
Reidsville, North Carolina  27323-1885

George I. Richardson                         108,444/4,5/       10.99%
Director of the Company and the Bank
1710 Richardson Drive
Reidsville, North Carolina  27320

Benton S. Smothers                           108,444/4,5,8/     10.99%
Director of the Company and the Bank
420 Dogwood Drive
Eden, North Carolina  27288

                                           AMOUNT AND
                                           NATURE OF       PERCENTAGE
                                           BENEFICIAL      OF
NAME AND ADDRESS                           OWNERSHIP/1,2/  CLASS/3/
-----------------------------------        --------------  ----------
Gilbert R. Upchurch                             25,074/5/        2.54%
Director of the Company and the Bank
1012 Oakcrest Drive
Reidsville, North Carolina  27320

Directors and Executive Officers               331,830          33.64%
  as a group (8 persons)

/1/  Voting and investment power is not shared unless otherwise indicated.

/2/ Unless otherwise noted, all shares are owned directly of record by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/3/ Based upon a total of 986,321 shares of Common Stock outstanding at the Record Date. Assumes the exercise of only those stock options included with respect to the designated recipient.

/4/ Includes 75,870 allocated and unallocated shares of Common Stock held by the First Savings Bank of Rockingham County, Inc., SSB Employee Stock Ownership Plan. Mssrs. Brady, Richardson and Smothers are trustees of such Plan and share certain voting and investment power over such shares. These shares are reported only once in the total for directors and executive officers as a group.

/5/ Includes 948 shares which could be purchased within sixty days pursuant to the exercise of stock options granted to the named beneficial owner under the First Savings Financial Corp. Stock Option Plan and 1,626 shares awarded to the named beneficial owner under the First Savings Bank of Rockingham County, Inc., SSB Management Recognition Plan, which shares vested 20% on April 19, 1997 and 20% each year thereafter until all such shares are vested on April 19, 2001.

/6/ Shares voting and investment power with regard to 10,000 shares, which are held jointly with spouse.

/7/ Includes 30,000 shares held individually, 21,563 shares held in three separate trusts established under the Last Will and Testament of W. David Stocks and 8,963 shares held in trust for the First Savings Bank of Rockingham County, SSB Employees' Pension Plan. Mr. Kemp has sole voting and investment power over all shares. Also includes 4,742 shares which could be purchased within sixty days pursuant to the exercise of stock options granted to the named beneficial owner under the First Savings Financial Corp. Stock Option Plan and 9,484 shares awarded to the named beneficial owner under the First Savings Bank of Rockingham County, Inc., SSB Management Recognition Plan, which shares vested 20% on April 19, 1997 and 20% each year thereafter until all such shares are vested on April 19, 2001. Includes 10,894 shares allocated to Mr. Kemp under the First Savings Bank of Rockingham County, Inc., SSB Employee Stock Ownership Plan.

/8/ Shares voting and investment power with regard to 25,623 shares of Common Stock held jointly with spouse. Includes 543 shares held as custodian for children.

                APPROVAL OF THE AGREEMENT AND THE REORGANIZATION

  THE FOLLOWING INFORMATION DESCRIBES CERTAIN ASPECTS OF THE AGREEMENT AND THE REORGANIZATION. THIS DESCRIPTION DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENT, A COPY OF WHICH IS ATTACHED TO AND INCORPORATED IN THIS PROXY STATEMENT AS APPENDIX A. ALL SHAREHOLDERS ARE URGED TO READ THE AGREEMENT IN ITS ENTIRETY.

DESCRIPTION OF PROPOSED REORGANIZATION

  On April 2, 1997, the Company entered into the Agreement with BancShares, pursuant to which FCB Acquisition Corp., a North Carolina business corporation created by BancShares to effect the Reorganization, will merge into the Company, thereby rendering the Company a wholly owned subsidiary of BancShares, and immediately thereafter the Bank will merge with and into First-Citizens Bank & Trust Company ("First Citizens"), BancShares' wholly owned North Carolina state bank subsidiary. The Bank's branch shall thereafter be operated as a branch of First Citizens. Each share of the Common Stock held by shareholders of record on the Record Date will be exchanged for cash in the amount of $10.75.

BACKGROUND OF AND REASONS FOR THE PROPOSED TRANSACTION

  The Company and Its Market Area. The Company is headquartered in Reidsville, North Carolina. Its sole subsidiary is the Bank, which is a small, traditional savings institution that operates from one office in Reidsville. Reidsville's and Rockingham County's economies have for many years been tied closely to tobacco production and manufacturing.

  The Bank's market area has not experienced significant growth in recent years. Reidsville and the county in which it is located have experienced declining populations. Population declines in the area have been predicted for the future.

  Reidsville is located near the larger, competitive financial services marketplaces of Greensboro/High Point/Winston-Salem, North Carolina, and Danville and Martinsville, Virginia. The Bank is faced with significant competition from regional and local banks in its own market area and from financial services firms in the larger communities nearby.

  The financial services industry has changed significantly in recent years. Changes include consolidation of banking institutions by mergers; deregulation of competition among banking, securities and insurance services providers; and a trend toward banks and others offering a broad range of different financial services and products to customers. In the future, many expect banking services delivery to be transformed by extensive use of technology.

  In view of the foregoing issues and conditions, the Company's Board of Directors developed concerns about the Company's small size and limited resources and its ability to meet the challenges facing it. See "INFORMATION ABOUT THE COMPANY AND THE BANK -- Market and Dividend Information" for a discussion of the limits on the Company's ability to pay dividends in the future.

  Retention of Financial Advisor. In the late summer of 1996, the Company began discussions with Trident regarding the Company's future prospects. In September 1996, the Company retained Trident to serve as the Company's financial advisor. Trident made a detailed examination of the Company and its prospects and presented a report to the Board of Directors in September 1996. Trident advised the Board of Directors that its fundamental alternatives were to continue to operate as an independent company, or to combine with another company. Trident advised the Board that it was unlikely that the Company might acquire another company. Based on the results of its study, Trident advised the Board of Directors that, if the Company continued to operate under its existing business plan, shareholder values in future years (discounted to and analyzed in terms of present values using a required rate of return applicable for investments in financial institutions) were projected to decline the longer the Common Stock is held. Trident therefore recommended that the Company begin immediately to explore the possibility of combining with another company.

  Trident reviewed with the Board several alternatives: (i) that the Company might seek an acquiror through an auction process, (ii) that the Company might assess potential acquirors, select candidates most likely to be interested, and seek to negotiate the sale of the Company in one-on-one discussions, and (iii) that the Company might seek to combine with another company in a merger of equals.

  After a review of possible candidates, Trident recommended against seeking a merger of equals because, Trident advised, there were few potential candidates and due to their size and circumstances, those candidates would not, in Trident's estimation, be able to agree to terms that would be as beneficial to the Company's shareholders as might be obtained if the Company were sold to a larger acquiror.

  Also at that meeting, Trident assessed the value of the Company's shares in a sale-of-control transaction and advised the Board of Directors of the valuation range. In addition, Trident identified certain financial institutions it believed most likely to be interested in acquiring the Company. After reviewing the list of potential acquirors and their anticipated interest in the Company, Trident recommended that the Company negotiate exclusively with BancShares.

  Trident's recommendation that the Company attempt to negotiate exclusively with BancShares was based on Trident's perception that BancShares would be interested in acquiring the Company. Trident was aware that, in 1993, the Bank, while still a mutually owned organization, agreed to be acquired by BancShares in a merger/conversion transaction. After the Bank and BancShares agreed to that transaction, federal regulators of savings institutions (the Office of Thrift Supervision for savings and loan associations and the Federal Deposit Insurance Corporation for state savings banks) announced new policies regarding approval of merger/conversion transactions. Under the changed approach, it became clear that future merger/conversions would be approved, if at all, only in rare circumstances involving troubled mutual institutions. Following informal conversations with the Federal Deposit Insurance Corporation (the "FDIC"), the Bank and BancShares concluded that their proposed merger/conversion transaction would not be approved by regulators and they mutually agreed to terminate the proposed merger.

  In 1995, following termination of the merger/conversion agreement, the Bank converted from mutual to stock ownership and formed the Company as its parent company. After the Company was formed, BancShares and a group of affiliated persons and entities purchased Common Stock of the Company in the open market, ultimately resulting in ownership of more than five percent of the Common Stock. However, such purchases were made without prior notice to the Company, and there was no agreement or other understanding between BancShares or its affiliates and the Company regarding the purchase of the stock.

  Following the termination of the merger/conversion transaction, from time to time representatives of the Company communicated informally with representative of BancShares or its affiliates. In such communications, BancShares' representatives sometimes said that, if in the future the Company's Board of Directors desired to consider an acquisition proposal, BancShares may have an interest in discussing the prospect of its acquiring the Company. However, such informal discussions were not negotiations, possible terms were not mentioned, no offer was made, and after the merger/conversion agreement was terminated during 1993, there was no legal relationship or any agreement with respect to any matter between the Bank or the Company and BancShares until the parties entered into the Reorganization Agreement.

  Trident considered the fact of the Bank's and BancShares' previous proposed transaction, BancShares' ownership of the Company's Common Stock, BancShares' own limited branch operations in the Company's market area, BancShares' familiarity with the Company's circumstances, and BancShares' informally expressed interest in the Company, as the basis for its recommendation, made in September 1996, that the Company seek to negotiate exclusively with BancShares. Trident advised the Company that it believed that such negotiations were more likely to result in a favorable proposal at the highest obtainable price, than a formal auction process, in view of the Company's market area, size and profitability. Trident believed that the above factors would influence BancShares to make a morA.e favorable proposal in one-on-one negotiations than might result from a bid submitted in an auction.

  Solicitation of Proposals. After consulting with Trident and considering the alternatives, in September 1996, the Board of Directors decided to solicit a proposal from BancShares. The Company expected to receive a proposal from BancShares, to compare BancShares' proposal with the valuation range determined by Trident, then decide whether to solicit competing bids.

  During late September 1996, Trident contacted BancShares to inquire about its interest in submitting a proposal to acquire the Company, and Trident provided BancShares with information it requested for review in determining whether to submit a proposal and the terms of any such proposal. In early November, BancShares notified Trident that it would not submit a proposal. BancShares' decision to decline to submit a proposal was based on its perception that the minimum offer that would be acceptable to the Company's Board of Directors was higher than BancShares felt it could offer, and on its belief that acquisition opportunities more economically and strategically attractive to BancShares could emerge in coming months. The Board of Directors then reviewed the Company's strategy with Trident. Trident outlined the alternatives open to the Company, which included (i) contacting other prospective acquirors and attempting to negotiate a favorable transaction, (ii) conducting a controlled auction, and
(iii) continuing to operate as an independent company. The Board decided to continue to explore the possibility of being acquired given the projected decline in shareholder values, on a present value basis, if the Company were to continue to operate as an independent company. Trident identified for the Board the companies most likely to be interested and able to acquire the Company on favorable terms. Trident advised the Board that, due to the Company's market area, size and profitability, that highest values for shareholders were likely to be realized in one-on-one negotiations with a limited group of potential acquirors rather than a formal auction process, and that a formal auction may have negative results for the Company. Accordingly, Trident identified potential acquirors based on Trident's assessment of the likelihood that they would be interested and able to make favorable proposals. The Board authorized Trident to contact those companies and avoid a formal auction of the Company.

  Between November 1996 and January 1997, Trident submitted information about the Company to three potential acquirors and solicited proposals from them.
Each company declined to submit a proposal. One such company reported, after a detailed review of Company data, that a reason why it would not submit a proposal was that, in its assessment, the price at which the Company's shares traded in the marketplace was higher than the value of the shares in a sale-of-control transaction and the company did not want to propose an acquisition price lower than the trading price of the shares.

  Trident then advised the Board that its options were either to solicit proposals from still other potential acquirors, or to withdraw from considering a possible sale of the Company. Trident recommended that the Company not solicit further proposals because at that point the four most likely candidates had declined to make proposals. In Trident's estimation, there was little likelihood that other companies would make acceptable proposals. The Board decided to terminate the process and directed management to focus on operating the Company as an independent company.

  Following these events, in February 1997, a representative of BancShares contacted a representative of Trident and asked whether the Company was still seeking to be acquired. BancShares' renewed interest in a possible acquisition resulted, in part, from BancShares' recognition that the existing banking facility of First Citizens in Reidsville was inadequate, both in terms of physical condition and location. Recent searches for a more suitable location had been unsuccessful. Also, BancShares now believed, based upon information received from Trident, that the Company would consider a proposal more in line with BancShares' estimate of the Company's value.

  After consulting with Trident, the Board indicated that it would be willing to discuss a possible transaction with BancShares. In response, BancShares presented a written proposal to the Company. When it did, the Company made a public announcement that the two companies were discussing a possible transaction and published a summary of the terms proposed by BancShares.

  BancShares' proposal provided for an exchange of $10.75 in cash for each of the Company's outstanding shares. In addition, among other terms of the proposed transaction relating to the Company's management and employees, the proposal included employment contracts for the Company's two executive officers, retention of the Company's Board of Directors in an advisory capacity for five years and the substitution of cash or an equivalent benefit for the stock awards made under the Bank's Management Recognition Plan. BancShares' proposal was contingent upon satisfactory completion of a review of the Company's assets, corporate records, financial statements and other matters, the negotiation and execution of a definitive agreement and receipt of shareholder approval and regulatory agencies approvals.

  The Board's Consideration of BancShares' Proposal. The Board of Directors considered a variety of factors in evaluating BancShares' proposal, including
(i) the amount and nature of the consideration to be received by the Company's shareholders; (ii) current and estimated future earnings of the Company; (iii) the competition and changing operating environment facing the Bank; and (iv) the expanded services that First Citizens will be able to offer to the Bank's customers after the reorganization.

  The exchange of the Company's stock for $10.75 in cash will result in a return of value to shareholders that is at the high end of the range of values established by Trident when it advised the Board of Directors in September 1996 before beginning the process of soliciting proposals. The Board concluded that this is the highest value that can be obtained now or within the foreseeable future, based on (i) Trident's advice about the value of the Company and conditions in the marketplace for acquisitions of small financial institutions;
(ii) the fact that all other companies deemed the most likely acquirors declined to make any proposals when proposals were solicited under negotiated, rather than competitive bidding conditions; (iii) Trident's advice that no other company outside of the solicited group is likely to make an acceptable bid; and
(iv) the Board's assessment of the Company's capacity to increase shareholder value as an independent company in the foreseeable future. The Board concluded that at present there is no reasonable likelihood that any other company would propose to acquire the Company on terms more favorable to shareholders than what BancShares has proposed. The Board also concluded that, if the Company were to continue to operate independently, it will not create shareholder value in the future that, on a time and risk adjusted basis, would equal or exceed the value of BancShares' proposal.

  The Board considered very carefully the fact that the cash exchange price for the stock is lower than the price at which the Company's stock had traded in the marketplace before BancShares's proposal was announced. Based on Trident's advice, the Board concluded that the trading price was not a reliable indicator of value because the market for the stock was not efficient; the stock traded infrequently; the trading price never fully reflected the effect of the Company's past payment of large special cash dividends; and the price of the Company's stock reflected the results of uninformed speculation that the company would be sold and did not reflect the conclusions of a studied financial analysis. Some of this speculation may have been based upon disclosures in the Company's Prospectus, dated August 18, 1995, regarding the Company's limited future prospects.

  The Board also considered the separate agreements and benefits proposed for employees, management and members of the Board. See "-Interests of Certain Persons in the Reorganization and Effect of the Reorganization on Employees and Benefit Plans." The Board concluded that those terms are fair and reasonable in view of the Company's circumstances.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION AND EACH MEMBER OF THE BOARD INTENDS TO VOTE HIS SHARES FOR THE REORGANIZATION.

OPINION OF FINANCIAL ADVISOR

  The Company retained Trident in September 1996 to serve as the Company's financial advisor and to provide valuation services and assistance in evaluating a potential merger or acquisition offer that could be received by the Company. On September 12, 1996, Trident delivered to the Board of Directors a report that estimated the value of the Company in a merger or sale of control (the "Valuation Report"). The Company's Board of Directors used the information in the Valuation Report, along with other information, to negotiate the Reorganization with BancShares. Trident, on behalf of the Company, initiated the negotiations with BancShares. Trident consulted orally with the Company periodically as Trident negotiated with BancShares. On February 25, 1997, Trident delivered a report to the Board of Directors that analyzed BancShares' acquisition proposal (the "Proposal Analysis"). At that time, Trident summarized the financial terms of the acquisition proposal and provided, among other matters, updated market information with respect to thrift mergers and acquisitions deemed by Trident to be comparable to the Acquisition. Trident also compared its estimation of the economic value of BancShares' offer to its economic value of the Company set forth in the Valuation Report. On March 27, 1997, Trident delivered its opinion to the Company's Board of Directors that, as of that date, the consideration to be received by the Company's shareholders was fair from a financial point of view (the "Opinion"). The financial fairness standard employed by Trident in rendering its Opinion was whether such consideration was within the range of the economic values of consideration that companies having the characteristics of the Company and BancShares might negotiate in comparable circumstances, not whether the consideration proposed in the Reorganization is at or approaching the higher end of such range.

  Trident confirmed and updated its Opinion, as of the date of this Proxy Statement, that the consideration to be received by the Company's shareholders is fair from a financial point of view, as of such date. The Agreement provides for another update of Trident's Opinion within the five business days immediately preceding the closing of the Reorganization. A copy of the Opinion, which sets forth certain assumptions made, matters considered and limitations on the reviews undertaken, is attached to this Proxy Statement as Appendix B. Trident has consented to the inclusion of the Opinion and summaries of the Valuation Report and Proposal Analysis in this Proxy Statement.

  TRIDENT'S OPINION IS DIRECTED TO THE BOARD OF DIRECTORS OF THE COMPANY AND IS DIRECTED ONLY TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE CONSIDERATION TO BE RECEIVED BY THE COMPANY'S SHAREHOLDERS BASED ON CONDITIONS AS THEY EXIST AND CAN BE EVALUATED AS OF THE DATE OF THE OPINION. TRIDENT'S OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY COMPANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE SPECIAL MEETING. NOR DOES TRIDENT'S OPINION ADDRESS THE UNDERLYING BUSINESS DECISION TO EFFECT THE REORGANIZATION. THIS SUMMARY OF TRIDENT'S OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF SUCH OPINION, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX
B. SHARE HOLDERS ARE URGED TO READ TRIDENT'S OPINION IN ITS ENTIRETY FOR A DESCRIPTION OF THE ASSUMPTIONS MADE AND MATTERS CONSIDERED AND THE LIMITS ON THE REVIEW UNDERTAKEN IN RENDERING SUCH OPINION.

  In connection with rendering its Opinion, Trident reviewed and analyzed, among other things, the following: (i) this Proxy Statement; (ii) the Agreement; (iii) certain publicly available information concerning the Company, including the audited financial statements of the Company for each of the years in the five-year period ended December 31, 1996 and unaudited financial statements for the three months ended March 31, 1996 and 1997; (iv) certain other internal information, primarily financial in nature, concerning the business and operations of the Company furnished to them by the Company for purposes of their analysis; (v) certain market information concerning the limited trading of, and the limited trading market for, the Common Stock; (vi) certain publicly available information with respect to other companies which they believed to be comparable to the Company and the trading markets for such other companies' securities; and (vii) certain publicly available information concerning the nature and terms of other transactions that they considered relevant to their inquiry. Trident also met with certain officers of the Company to discuss the foregoing as well as other matters they believed relevant to their inquiry. No limitations were imposed by either the Company or its Board or management with respect to the investigation made or procedures followed by Trident.

  In their review and analysis and in arriving at its Opinion, Trident assumed and relied upon the accuracy and completeness of all of the financial and other information provided to them by the Company, or that was publicly available, the accuracy of the representations and warranties of the officers and employees of the Company with whom Trident held discussions, and the accuracy of the representations and warranties of the Company and BancShares in the Agreement, and did not attempt independently to verify any such information. Trident further assumed that there are no conditions in the regulatory approvals of the Agreement that will have a material adverse effect upon the contemplated economic benefits of the Reorganization. The financial information provided to Trident by the Company was of the type normally produced by the management of the Company and reviewed by the Company's Board of Directors at its regular meetings and the Board and management of the Company have represented to Trident that they have no reason to believe that Trident's reliance thereon was unreasonable. The Company's Board, however, did not specifically review the information, assumptions and other information provided by management to Trident for accuracy and completeness. Trident did not conduct a physical inspection of the properties or facilities of the Company, nor did they make or obtain any independent evaluations or appraisals of any of such properties or facilities.

  In conducting the analysis and arriving at its Opinion as expressed herein, Trident considered such financial and other factors as they deemed appropriate under the circumstances including, among others, the following: (i) the historical and current financial condition and results of operations of the Company, including interest income, interest expense, net interest income, net interest margin, interest sensitivity, non-interest income and expense, earnings, dividends, book value, return on assets, return on equity, capitalization, the amount and type of non-performing assets and the reserve for possible loan losses; (ii) the business prospects of the Company; (iii) the economy in the Company's market area; (iv) the historical and current market for the Common Stock and for the equity securities of certain other companies that they believed to be comparable to the Company; and (v) the nature and terms of certain other acquisition transactions that they believed to be relevant. Trident also took into account their assessment of general economic, market, financial, and regulatory conditions and trends, as well as their knowledge of the thrift industry, their experience in connection with similar transactions, and their knowledge of securities valuation generally. The Opinion necessarily was based upon conditions as they existed and could be evaluated on the date thereof. Trident's Opinion is, in any event, limited to the fairness, from a financial point of view, of the consideration to be received by the holders of the Common Stock in the Reorganization and does not address the Company's underlying business decision to effect the Reorganization or alternative business strategies, if any, available to the Company.

  Trident met with or engaged in discussions with the Board of Directors of the Company at various times between September 1996 and March 1997 to present analyses, including the Valuation Report, which serve as the basis for the Opinion. The following is a brief summary of the Valuation Report presented by Trident to the Board of Directors of the Company on September 12, 1996:

  Financial Analysis of the Company. Trident examined the Company's financial performance for the period December 31, 1992 through June 30, 1996 by analyzing the composition of its balance sheet, adjusting and normalizing its earnings, and calculating a variety of operating and financial ratios for the Company. Trident also studied the trading performance for the Common Stock since the Company's mutual to stock conversion in September 1995 (the "Conversion"). The financial analysis of the Company indicated that, among other things, the Company had a high level of capital, a low level of loans, good asset quality, a very narrow interest rate spread and modest growth. In addition, the Company had undertaken a significant reduction in equity through the payment of special dividends totalling $4.00 per share. The payment of such dividends reduced the profitability of the Company, resulting in a cumulative operating loss since the Conversion.

  Industry Comparative Analysis. Trident reviewed the Company's strengths and weaknesses by comparing the financial performance of the Bank to that of the following groups of state chartered, FDIC-insured savings banks based on financial information as of March 31, 1996 (unless otherwise noted): (i) all United States institutions; (ii) all institutions in the Southeast; (iii) all North Carolina institutions; (iv) all United States institutions with total assets between $25 million and $75 million; and (v) Southeast institutions with total assets between $25 million and $75 million (the "Aggregates"). This analysis compared a number of the Bank's historical financial ratios to those of the Aggregates, including but not limited to: (i) the balance sheet composition as a percentage of total assets at March 31,1996 ; (ii) the loan portfolio as a percentage of total assets at March 31, 1996; (iii) the investment portfolio as a percentage of total assets at March 31,1996; and (iv) asset quality as a percentage of total assets at March 31,1996. Trident also compared the Bank's growth rates between December 31, 1993 and March 31, 1996, its yields on assets and costs of liabilities and its income and expense data for 1995 and 1996 as compared to those of the Aggregates. Trident identified the Company's strengths to be, among other things, good asset quality, adequate loan loss reserves, low operating expenses, high level of deposits per branch and attractive office facilities and location. Trident identified the Company's weaknesses to be, among other things, overly high capital level, high liquidity, low deposit mix, high cost of funds, lack of growth, high interest rate risk, narrow interest rate spread, very low profitability, limited non-interest income, stock benefit costs and contract liabilities and poor market area.

  Comparison Analysis. Trident compared certain financial characteristics of the Company to those of the following groups of Pink Sheet-traded thrifts as of September 10, 1996: (i) all U.S. thrifts; (ii) U.S. thrifts with assets less than $100 million; (iii) all Southeast thrifts; (iv) thrifts with tangible capital between 15% and 20%; (v) thrifts with a return on assets during the trailing four quarters less than 0.25%; (vi) thrifts with a return on equity during the trailing four quarters less than 3%; (vii) thrifts with a market capitalization between $8 million and $12 million; and (viii) seven Pink Sheet-traded thrifts Trident believed were most similar to the Company in terms of size, capital structure, profitability and asset quality. The financial characteristics compared included the Company's balance sheet, GAAP capital, regulatory capital, asset quality, loan loss reserves, asset and deposit growth, return on average assets, return on average equity, and earnings components during the trailing four quarters. In comparison to the selected peer groups, the Company was similar in size and level of loan loss reserves and had an above average level of asset quality. The Company's profitability was below average as was its growth and interest rate spread. The Company's stock was trading well above average in terms of price to book value, price to tangible book value and price to earnings.

  Valuation of the Company. Trident estimated the fair market value of the Company in a merger scenario. In valuing the Company, Trident utilized the asset approach, income approach and market approach and then reconciled the values derived therefrom.

  The asset approach considers the net asset value of the Company after marking its assets and liabilities to current market (rather than liquidation) values. After determining the Company's net asset value, Trident added an intangible premium to determine the Company's total value. Trident made a downward adjustment to the value of the Company's assets as a result of higher market rates of interest relative to the yields being earned on the Company's assets. Similarly, Trident made an upward adjustment to the value of the Company's liabilities as current interest rates were below those being paid by the Company on its liabilities. Real property values were adjusted upward based on their assessed values for property tax purposes. The net asset value of the Company was adjusted downward to reflect the $0.25 dividend paid subsequent to June 30,1996 and by Trident's estimation of the costs related to the benefit plans. Trident also reduced the Company's net asset value by an estimate of the cost to terminate certain contracts and estimated transaction and other costs. Finally, Trident increased the Company's net asset value for the balance of the ESOP loan. After applying a range of intangible premiums between 3% and 6% to the Company's net asset value, Trident established a reference range of $9.75 to $11.00 per share of the Common Stock using the asset approach.

  Trident also used an income method in its valuation of the Company by capitalizing the earnings for the quarter ended June 30, 1996 (annualized and adjusted for, among other things, the reduced deposit insurance premiums expected as a result of the anticipated SAIF recapitalization and to exclude non-recurring income or expense), plus merger cost savings of 60% to 85% as a result of an assumed acquisition of the Company (the "normalized earnings"). The normalized earnings were capitalized at rates between 11% and 15%. The capitalization rates chosen were estimates of the required rates of return for holders or prospective holders of shares of financial institutions similar to the Company, based on a number of factors, including prevailing interest rates, the pricing ratios of publicly traded financial institutions, the financial condition and operating results of the Company, as well as Trident's general knowledge of valuation, the securities markets, and acquisition values in mergers of other financial institutions. Trident adjusted the resulting values to reflect the expected assessment to recapitalize the SAIF, the cost of terminating certain long-term contracts and benefit plans, and certain merger-related expenses. Using the income approach, Trident established a reference range of $3.50 to $6.50 per share. The range of value established by the income approach was significantly lower than the other two approaches despite the significant level of cost savings anticipated. This is attributable to the narrow interest rate spread generated by the Company.

  In the market approach, Trident analyzed certain median pricing ratios (e.g., price to book value, price to tangible book value, price to earnings, price to assets and the premium paid over tangible book value as a percentage of core deposits) resulting from selected completed thrift merger transactions, as well as recently announced pending transactions. Trident then performed a comparison of a number of financial ratios for the Company to those of the target thrift institutions and analyzed the results to determine whether adjustments to the Company's value would be necessary. Based on the adjustments made, Trident established a reference range of value of $10.25 to $12.25 per share.

  Trident then reviewed the results from the three approaches, and after consideration of all relevant facts, reconciled the acquisition values generated by each approach and determined a final range for the acquisition value of the Company of $9.50 to $11.00 per share. Trident did not apply specific weights to the results under any of the three methods, but Trident gave greater consideration to the asset method with less consideration given to the market approach and the significantly lower levels of value indicated by the income approach in reconciling the reference ranges and estimating the range of value for the Company. Greater consideration was given to the asset approach as it reflects specific adjustments and considerations unique to the Company. While this is also true of the income approach, its much lower level of values reduced its applicability, as significant changes to the Company would have to be made to increase values to a range comparable to the other methods. The market approach was discounted due to the large differences between the Company's market area and its financial condition and the market area and financial condition of its peers.

  In the Proposal Analysis presented to the Company's Board of Directors on February 25, 1997, Trident summarized the financial terms of the proposed acquisition and updated the Board of Directors with respect to changes in the Company's financial condition, results of operations and changes in market conditions since the Valuation Report. At $10.75 per share, the aggregate value of BancShares' proposal is $10.6 million and represents 117.6% of tangible book value, 77.4 times earnings (adjusted to exclude non-recurring items) and a 4.4% premium over core deposits. Since the Valuation Report, Trident reported that the Company's book value had declined $0.60 per share and the Company had continued to report losses. Also, market conditions had softened since the Valuation Report with the number of pending mergers of thrifts falling from 49 as of August 30, 1996 to 35 as of February 20, 1997. The Proposal Analysis compared BancShares' proposal to the valuation range set forth in the Valuation Report and reviewed the process that the Company had undertaken in its search for an acquiror.

  In connection with their opinion dated as of the date of this Proxy Statement, Trident performed procedures to update certain of their analyses and reviewed the assumptions on which such analyses were based and the factors considered in connection therewith.

  The summary of Trident's reports set forth above covers all material presentations made to the Company's Board of Directors and material analyses performed by Trident but does not purport to be a complete description of the presentations by Trident of the reports to the Board of Directors or of the analyses performed by Trident. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial or summary description. Trident believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all of the analyses, or all of the above summary, would create an incomplete view of the processes underlying the analyses set forth in Trident's reports and their opinion. In addition, Trident may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Trident's view of the actual value of the Company. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analyses. In performing its analyses, Trident made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The specific analyses performed by Trident are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such individual analyses were prepared solely as part of Trident's overall analysis of the fairness of the consideration to be received by the Company's stockholders and were provided to the Board of Directors in connection with the delivery of Trident's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future. In addition, as described above, Trident's opinion and presentation to the Board of Directors was one of many factors taken into consideration by the Board of Directors in making its determination to approve the Agreement.

  Trident, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwriting, and valuations for corporate and other purposes. Trident has extensive experience with the valuation of financial institutions. Trident Securities, Inc., an affiliate of Trident, served as the Company's sales agent in the Conversion, and received total fees and commissions of $145,000 for that transaction. In addition, in the ordinary course of business, Trident Securities may actively trade the securities of the Company or BancShares for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. The Board of Directors selected Trident as its financial advisor because of its previous experience with Trident, because Trident is a nationally recognized investment banking firm specializing in financial institutions and because of its substantial experience in transactions similar to the Reorgani zation. Trident is not affiliated with the Company, BancShares or First Citizens.

  For its services as financial advisor, the Company paid Trident a retainer of $5,000 and a fee of $10,000 upon delivery of the Valuation Report of September 12, 1996. An additional fee of $197,050 or 2% of the aggregate consideration to be received by the Company's shareholders is payable to Trident. On April 2, 1997, the date of execution of the Agreement, the Company paid Trident $25,000 of that additional fee. The remainder of the fee is due upon consummation of the Reorganization, for total fees of $212,050. The Company has also agreed to indemnify Trident against certain liabilities, including liabilities under any applicable federal or state laws.

EXCHANGE OF THE COMMON STOCK FOR CASH

  Shareholders of the Company (other than those who elect and perfect dissenters' rights of appraisal under applicable law) who are the holders of record of shares of the Common Stock as of the Record Date set by the Company for purposes of voting on the Reorganization shall receive $10.75 in cash for each share of the Common Stock held by such shareholders at the Effective Time (the "Exchange").

  Based on the number of shares of the Common Stock outstanding on _____________, the total price of the Reorganization will be approximately $10,602,950. BancShares will provide the consideration for the Common Stock from cash reserves on hand. At June 30, 1997, BancShares' cash reserves on hand were approximately $463 million.

  PROMPTLY AFTER THE CONSUMMATION OF THE REORGANIZATION, BANCSHARES OR THE COMPANY WILL NOTIFY THE COMPANY SHAREHOLDERS OF THE PROCEDURES FOR EXCHANGING THE COMMON STOCK FOR CASH. THE COMPANY SHAREHOLDERS SHOULD NOT SEND IN THEIR SHARE CERTIFICATES UNTIL THEY RECEIVE TRANSMITTAL FORMS FROM BANCSHARES OR THE COMPANY. THE TRANSMITTAL FORMS WILL LIST PERSONS TO CONTACT FOR ASSISTANCE WITH THE EXCHANGE.

CONDITIONS TO CONSUMMATION OF THE REORGANIZATION

  The respective obligations of BancShares and the Company to consummate the Reorganization are subject to the satisfaction of certain conditions, including, without limitation, (i) the approval by the Boards of Directors of BancShares, First Citizens, the Company, and the Bank, by the shareholders of the Company, and by the sole share holder of First Citizens and the Bank; (ii) the receipt of all necessary regulatory approvals and expiration of all notice periods and waiting periods required after the granting of any such approval, without any condition or requirement contained in any such approval which, in the reasonable opinion of BancShares, is materially disadvantageous or burdensome or would so adversely impact the business or economic benefits of the Agreement to BancShares or First Citizens as to render consummation of the Reorganization inadvisable; (iii) the execution of employment agreements by David S. Kemp and Cynthia F. Teague and by First Citizens; (iv) the receipt of a written agreement from each holder of stock options for the purchase of Common Stock for the cancellation of all such stock options at the Effective Time; (v) that merger expenses of the Company will not exceed $500,000; (vi) receipt from the Company's pension plan administrator of a written funding status projection dated within 15 days of the Effective Time which reflects that estimated additional contributions required to be made to the pension plan will not exceed $120,000; (vii) the absence of any order, decree or injunction which enjoins or prohibits consummation of the transactions contemplated by the Agreement, any pending or threatened investigation of the Reorganization by the United States Department of Justice or any actual or threatened litigation under federal anti-trust laws relating to the Reorganization, any suit, action or proceeding pending or threatened in which it is sought to restrain or prohibit the parties from consummating the Reorganization, or any other suit, claim or proceeding pending or threatened against any of the parties or any of their respective officers or directors which shall reasonably be considered by any of the parties to be materially burdensome in relation to the proposed Reorganization or materially adverse in relation to the financial condition of any of the parties and which has not been dismissed or terminated within 90 days of the institution or threat thereof; (viii) the accuracy of the representations and warranties set forth in the Agreement as of the Effective Time as if made on and as of such date; (ix) the performance in all material respects of all material obligations and compliance with all material covenants imposed on BancShares and the Company by the Agreement; (x) the absence of a material adverse change in the financial condition, operations or business of the Company; (xi) the compliance in all material respects with all federal and state laws and regulations applicable to the Reorganization, the violation of which or failure to comply with any such law or regulation could have a material adverse effect on the financial condition or operations of the Company or BancShares; (xii) Articles of Merger to effect the Merger shall have been duly executed and delivered; and (xiii) the receipt of certain opinions of counsel and certificates from officers of the Company and BancShares.

  It also is a condition to consummation that the Company will have received the opinion of Trident as of the date of the Agreement to the effect that the terms of the Reorganization are fair from a financial point of view to the Company's shareholders and written updates from Trident within five days preceding the mailing of this Proxy Statement and preceding the closing of the Reorganization to the effect that it remains its opinion that the terms of the Reorganization are fair from a financial point of view to the Company and its shareholders.
The opinion, as updated, was received on a timely basis by the Company. See "-- Opinion of Financial Advisor."

  Either the Company or BancShares may waive in writing certain of the conditions imposed with respect to its or their respective obligations to consummate the Reorganization, except for the requirements that the Reorganization be approved by the Company's shareholders, that all required regulatory approvals be received and that all notice periods and waiting periods be expired.

TERMINATION

  The Agreement may be terminated at any time prior to the Effective Time by the mutual consent of the parties. Either party, upon written notice to the other party, may elect to terminate the Agreement if (i) the conditions precedent to the obligations of such party to consummate the transactions contemplated by the Agreement have not been satisfied or waived by March 31, 1998; (ii) if the other party has, in any material respect, violated or failed to fully perform any of its obligations, covenants or agreements contained in the Agreement; (iii) if the party determines at any time that a representation or warranty given by the other party is false or misleading in any material respect, or that an event or development has occurred or a condition or circumstance exists which has caused or, with the lapse of time or otherwise, may or could cause any representation or warranty to become false or misleading in any material respect; or (iv) if the Company's shareholders do not approve the Reorganization and Merger. The Agreement also may be terminated by either party if the Effective Time has not occurred prior to the close of business on March 31, 1998, unless such date is extended by written mutual agreement of the parties. Either party may elect to terminate the Agreement upon a breach by the other party of (i) any condition precedent contained in the Agreement, (ii) any obligation, covenant or agreement contained in the Agreement or (iii) any representation or warranty contained in the Agreement, if such breach has not been cured within 60 days after the date on which written notice of such breach is given to the party committing such breach or 15 days where certain periodic financial and other information is not provided by the Company to BancShares as provided in the Agreement. BancShares also may terminate the Agreement if BancShares believes the amount of expenses or liability for an environmental assessment in connection with the Company's property which the Company or BancShares could incur or for which the Company and/or BancShares could become responsible or liable for the remediation, corrective action or monetary damages in connection with such environmental assessment exceeds an aggregate of $250,000.

AMENDMENT

  The Agreement may be amended or supplemented in writing by mutual agreement of BancShares and the Company, provided that such amendment or supplement must be approved by their respective boards of directors and provided further that no amendment or supplement executed after approval of the Agreement by the Company's shareholders may change the consideration into which each share of the Common Stock will be converted without the further approval of the Company's shareholders.

CONDUCT OF THE COMPANY'S BUSINESS PRIOR TO THE EFFECTIVE TIME

  Under the terms of the Agreement, the Company and the Bank may not, without the prior written consent of BancShares, among other things:

  (i) amend its charter or bylaws;

 (ii) (a) make any change in its authorized capital stock, or create any other or additional authorized capital stock or other securities, or (b) except as provided in the Agreement, issue, sell, purchase, redeem, retire, reclassify, combine or split any shares of its capital stock or other securities;

(iii) grant or issue any options, warrants, calls, puts or other rights of any kind relating to its capital stock or any other securities;

 (iv) except for regular quarterly cash dividends not in excess of $.25 per share in the aggregate, declare or pay any dividend or other distribution in respect of its capital stock;

  (v) (a) enter into any oral or written agreement for the employment or compensation of any director, officer, employee or consultant which is not immediately terminable without cost or other liability on no more than 30 days' notice, (b) adopt any new or additional profit-sharing, bonus, incentive, change in control or "golden parachute," stock option, stock purchase, pension, similar contract, agreement, commitment, understanding, plan or arrangement for the benefit of any current or former director, officer, employee or consultant, or
       (c) enter into any contract with any labor or trade union or association or any collective bargaining group;

  (vi) increase the rate of compensation of or pay any bonus to, or provide any other employee benefit or incentive to any director, officer or employee, except as expressly permitted by the Agreement or in a manner and amount consistent with past practice;

 (vii) make any change in its accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates except as required by GAAP or governmental regulations;

(viii) acquire or merge with, or acquire any branch or any significant part of the assets of, another person or entity or open any new branch office;

  (ix) except as may be required by governmental or regulatory agencies, applicable law, regulation or the Agreement, (a) change in any material respect the nature of its business or the manner in which it conducts its business, (b) discontinue any material portion or line of its business, or (c) change in any material respect its lending, investment, asset-liability management or other material banking or business policies;

   (x) (a) encourage, solicit or attempt to initiate discussions with any other person or entity relating to a merger or other acquisition of the Company or the purchase or acquisition of any Common Stock or the Bank's common stock, the branch office of the Bank or all or any significant part of the Company's or the Bank's assets; or provide assistance to any person in connection with any such offer; (b) except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public, or afford to any other person or entity access to its properties, facilities, books or records; (c) sell or transfer the branch office or all or any significant part of their assets to any other person or entity; or (d) enter into any agreement or letter of intent relating to such transactions;

  (xi) (a) sell or lease any real estate, equipment, or other asset having a value on its books or a fair market value, whichever is greater, of more than $5,000 for any individual item or asset, or more than $25,000 in the aggregate for all assets, (b) purchase or lease any real estate, equipment or other assets having a purchase price in excess of $5,000 for any individual item or more than $25,000 in the aggregate for all items,
       (c) enter into a purchase commitment for supplies or services which calls for prices of goods or fees for services materially higher than current market prices or which obligate the Company for a period longer than twelve months, (d) sell, purchase or repurchase any loan or other receivable or participation in any loan or other receivable except in the ordinary course of business, or (e) sell any asset of the Company including any trademark or trade name, or assign its right or otherwise give permission or consent to do business under the Company's corporate name or any name similar or release or waive any license or right granted by any other person to use any trademark or trade name or intellectual property right.

 (xii) except in the ordinary course of business, (a) enter into or become bound by any promissory note, loan agreement or other agreement to borrow money, (b) become responsible or liable for any obligation of any other person or entity, or (c) incur any other liability or obligation;

(xiii) mortgage, pledge or subject any assets to any lien or any other encumbrance;

(xiv) waive, release or compromise any material rights except in the ordinary course of business and in good faith for fair value in money or money's worth, nor waive, release or compromise any rights against or with respect to any officer, director or shareholder or member of the family of an officer, director or shareholder;

  (xv) enter into agreements unless otherwise permitted in the Agreement
       (a) with respect to any charitable contributions, (b) with any governmental or regulatory authority, (c) pursuant to which they would become liable for the debt, liability or obligation of any other person or entity, (d) which is entered into other than in the ordinary course of its business, or (e) which, in the case of any one agreement, and whether or not in the ordinary course of its business, would obligate them to make expenditures over any period of time of more than $5,000 (other than agreements entered into in the ordinary course of their lending operations);

 (xvi) make any material change in current deposit policies and procedures and take any actions designed to materially decrease the aggregate level of deposits; and

(xvii) in connection with any foreclosure of a mortgage or deed of trust, bid for or purchase any real property which is covered by that mortgage or deed of trust or which is the subject of that foreclosure.

REGULATORY CONSIDERATIONS

  The Merger and the Reorganization are subject to certain regulatory approvals, as set forth below. To the extent that the following information describes statutes and regulations, it is qualified in its entirety by reference to the particular statutes and regulations and the regulations promulgated under such statutes.

  BancShares' acquisition of the Company, which will be effected through the Merger, is subject to approval by the Board of Governors of the Federal Reserve System ("Federal Reserve") under the Bank Holding Company Act of 1956, which permits a bank holding company, such as BancShares, to acquire direct or indirect ownership or control of more than five percent of the voting shares of any bank or any bank holding company, such as the Company, if the Federal Reserve has approved the transaction based upon its review of the financial and managerial resources and future prospects of the existing and proposed institutions and the convenience and needs of the communi ty to be served.
This consideration includes an evaluation by the Federal Reserve as to whether the Reorganization would result in a monopoly or otherwise would substantially lessen competition or impair the financial and managerial resources and future prospects of BancShares or the Company. In addition, the Federal Reserve must take into account the records of BancShares and the Company in meeting the credit needs of the entire community served by such institutions, including low- and moderate-income neighborhoods.

  In order to effect the Merger, BancShares will form a business corporation with the name "FCB Acquisition Corp." as the wholly owned subsidiary of BancShares; FCB Acquisition Corp. will merge into the Company thereby rendering the Company a wholly owned subsidiary of BancShares. Immediately after the Merger, the Bank will merge with and into First Citizens. To accomplish the Merger and the Reorganization, BancShares has applied to and received the approval of the (i) Federal Reserve to acquire the Company and to merge the Bank into First Citizens; (ii) North Carolina Commissioner of Banks (the "Commissioner") and the North Carolina Banking Commission for the merger of the Bank into First Citizens and the establishment of a new branch office at the Bank's current address; and (iii) FDIC for the merger of the Bank into First Citizens and the establishment of a new branch office at the Bank's current address. The Company has applied to the Administrator, Savings Institutions Division, North Carolina Department of Commerce (the "Administrator"), for and received approval for its merger with FCB Acquisition Corp. and for the merger of the Bank into First Citizens.

  The Merger cannot be consummated until all required waiting periods have run.

  BancShares and the Company are not aware of any other governmental approvals or actions that are required for consummation of the Merger and the Reorganization except as described above. Should any such approval or action be required, it is presently contemplated that such approval or action would be sought or taken. There can be no assurance that any such approval or action, if needed, could be obtained, would not delay consummation of the Merger or the Reorganization or would not be conditioned in a manner that would cause BancShares to abandon the Reorganization.



CLOSING AND EFFECTIVE TIME

  The Reorganization will not be consummated unless and until the Agreement and the transactions contemplated thereby are approved by the requisite vote of the shareholders of the Company, the required regulatory approvals are received, and the other conditions to the Reorganization are satisfied (or waived to the extent permitted by applicable law). The Agreement provides that the closing of the Reorganization will occur on a date agreed upon by the parties as soon as practicable after the expiration of any and all required approvals of the Merger by governmental or regulatory authorities. The Merger will become effective on the date and time specified in the articles of merger, or such other documents as are necessary to consummate the Merger, filed with the North Carolina Secretary of State (the "Effective Time"). The merger of the Bank into First Citizens shall become effective as soon as practicable following the Effective Time.

TAX CONSEQUENCES OF THE REORGANIZATION

  Each shareholder of the Company who, pursuant to the Agreement, receives cash in exchange for shares of the Common Stock generally will, upon the payment of such cash in exchange for the surrender of the certificate or certificates representing such shareholder's shares, realize gain or loss for federal income tax purposes measured by the difference between such shareholder's cost or other basis in such shares and the amount of cash received therefor, and the amount of such gain or loss so realized must be recognized by such shareholder for federal income tax purposes. Such gain or loss will be capital gain or loss if the shares held by such shareholder constitute capital assets in the shareholder's hands, and will be long-term capital gain or loss if such shareholder's holding period for such shares is more than one year. This summary is not a complete description of all the tax consequences of the Reorganization, and in particular, may not address federal income tax considerations that may affect the holders of the Common Stock entitled to special treatment under the Internal Revenue Code of 1986, as amended, such as insurance companies, dealers in securities, tax-exempt organizations, foreign persons or corporations, or compensation related acquisitions.

  SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX COUNSELORS AND ADVISORS WITH REGARD TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER AND THE REORGANIZATION TO THEM, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE EFFECT OF FEDERAL, STATE, LOCAL, AND OTHER APPLICABLE TAX LAWS, AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION AND EFFECT OF THE REORGANIZATION ON EMPLOYEES AND BENEFIT PLANS

  Stock Owned by Officers and Directors. Information as to the stockholdings of directors and executive officers of the Company is included in the section of this Proxy Statement entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS."

  Management Recognition Plan.   Pursuant to the Bank's Management Recognition
Plan, the directors, officers and employees of the Company and Bank were awarded a total of 37,935 restricted shares of Common Stock on April 19, 1996. The Plan provides that the shares granted vest at a rate of 20% on April 19, 1997, and 20% on each subsequent anniversary date until all shares are vested. Based upon that vesting schedule, 80% or 30,348 of the shares awarded have not yet vested. The Company and BancShares have agreed that all 30,348 unvested shares will become vested at the Effective Time and the Plan will be terminated. Each vested share will then be exchanged for $10.75 in cash, or a total of $326,241 for the 30,348 unvested shares. No additional awards will be made under the Plan prior to the Effective Time.

  Stock Option Plan. Pursuant to the Company's Stock Option Plan, the directors, officers and employees of the Company and Bank have been granted options to purchase a total of 94,838 shares of Common Stock at an option exercise price of $11.125. The Plan provides that the options granted vest at a rate of 20% on April 19, 1997, and 20% on each subsequent anniversary date until all shares are vested. Based upon that vesting schedule, 80% of the options granted have not yet vested. In consideration for the acceleration of vesting of restricted shares awarded under the Management Recognition Plan discussed above and in recognition of the fact that the options have no value at this time, each optionee has entered into a written agreement releasing, at the Effective Time, the vested and unvested options previously granted to them. All vested and unvested options will be cancelled at the Effective Time. Except as previously discussed, no other consideration will be given to existing optionees for such release and cancellation.

  Employee Stock Ownership Plan. The Bank's Employee Stock Ownership Plan, using funds loaned to the Plan by the Company, has purchased 75,870 shares of Common Stock for allocation to Plan participants. Under the Plan's provisions, 34,651 of those shares have already been allocated to Plan participants. Pursuant to the terms of the Plan, an additional 1,724 shares are expected to be allocated prior to the Effective Time. Each Plan participant is fully vested in any shares allocated to them under the Plan since they have each met the Plan's prior service requirement. At the Effective Time, each participant will receive $10.75 in cash in exchange for each share allocated to them under the Plan.
Each unallocated share remaining in the Plan at the Effective Time will be exchanged for $10.75 in cash which will be used to repay in full the loan from the Company to the Plan. Any cash remaining in the Plan after repayment of the loan will be allocated to the Plan participants pursuant to the Plan terms.

  Employment Agreements. At the Effective Time, and upon termination of and in substitution for their current employment agreements with the Bank, BancShares and First Citizens will enter into employment/consulting agreements with David
S. Kemp and Cynthia F. Teague (the "Employment Agreements"). Mr. Kemp's Employment Agreement will provide for an initial term of employment of three years, with an option exercisable by Mr. Kemp to extend the term for an additional period of three years, and total annual compensation (including salary, bonuses and any other cash compensation) of $120,000 per year during the initial term and $60,000 during the extended term, if any. Ms. Teague's Employment Agreement will provide for an initial term of employment of three years, with an option exercisable by Ms. Teague to extend the term for an additional period of two years, and total annual compensation (including salary, bonuses and any other cash compensation) of $60,000 per year during the initial term and $25,000 during the extended term, if any.

  Under the terms of the Employment Agreements, Mr. Kemp and Ms. Teague agree not to "compete" (as such term is defined in the Employment Agreements), directly or indirectly, with First Citizens in Rockingham, Stokes, Forsyth, Guilford, Alamance and Caswell Counties, North Carolina, for the period of their employment with BancShares and First Citizens and for a period of one year thereafter. Mr. Kemp and Ms. Teague also agree not to divulge "Confidential Information" (as such term is defined in the Employment Agreements) to any other firm, individual or institution, remove any such Confidential Information from the premises of First Citizens or make any use of the Confidential Information for their own purposes or for the benefit of any firm, individual or institution other than First Citizens.

  Special Termination Agreements. Provided they remain employed by the Bank at the Effective Time, First Citizens will enter into a Separation Agreement and Release with each of Ms. Alecia S. Jones and Ms. Yvonne O. Boaz (the "Separation Agreements"). The Separation Agreements provide for the payment of an amount equal to two years' base compensation in exchange for the release of the Bank and First Citizens from any and all obligations under existing Special Termination Agreements dated September 22, 1995, between them and the Bank, certain noncompetition and confidentiality agreements, the release of any existing legal claims and an agreement to consult with First Citizens during the 30-day period following the Effective Time.

  Employees and Benefit Plans. The Agreement provides that at the Effective Time, First Citizens will make a good faith effort to offer all employees of the Bank employed at the Effective Time (with the exception of Mr. Kemp and Ms. Teague) positions with First Citizens through state-wide job posting for open positions, at rates of compensation to be determined in First Citizens' sole discretion. Each such person's employment with First Citizens shall be on an "at-will" basis, and First Citizens retains the right to terminate such person's employment in accordance with its employment practices and policies.

  The Company's employees who are employed by First Citizens will be eligible to receive all employee benefits and to participate in all benefit plans provided by First Citizens on the same basis as applicable to newly hired employees of First Citizens with full credit for prior service except for purposes of calculating benefits under First Citizens' pension plan. Employees also will have the opportunity to participate in First Citizens' 401(k) savings plan with credit for their full years of service with the Company for purposes of eligibility and vesting. After the Effective Time, the Bank's pension plan will be terminated and any benefits due the Bank employees under such pension plan shall be distributed as directed by each employee.

  For the calendar year during which the Effective Time occurs, First Citizens will grant to each Bank employee a number of days of sick leave and vacation leave, respectively, equal, in each case, to (i) the full number of such days to which the employee would be entitled for that year, based on his or her credited years of service and in accordance with First Citizens' standard leave policies, less (ii) the number of days of sick leave and vacation used by the employee as an employee of the Bank during that calendar year. Each employee will be permitted to carry over accrued and unused sick leave and vacation leave to the extent such carryover would be consistent with and would not exceed limitations imposed by First Citizens' leave policies.

  Severance Plan. In the case of employees of the Bank other than David S. Kemp, Cynthia F. Teague, Alecia S. Jones and Yvonne O. Boaz, and provided they remain employed by the Bank at the Effective Time, BancShares agrees to assume, or cause First Citizens to assume, the Bank's obligations under the Bank's Severance Plan dated August 8, 1996. No severance compensation will be paid under this Plan to any person who does not remain an employee of the Bank at the Effective Time.

  Employee Benefits. Any employee of the Bank who is not offered employment by First Citizens at the Effective Time shall be allowed to participate in the BancShares' health and dental insurance plan through the exercise of his or her COBRA rights.

  Any employee of the Bank who is retired under the terms of the Bank's Pension Plan and who currently obtains health insurance benefits pursuant to the Bank's retiree medical insurance plan shall be eligible to participate in and purchase health insurance under First Citizens' retiree medical insurance plan. Each such person's participation in First Citizens' retiree medical insurance plan shall be on the same basis (including cost) and subject to the same conditions, restrictions and limitations, as generally are in effect and applicable to retired employees of First Citizens.

  Directors--Board Service. At the Effective Time, each of the directors of the Company (other than directors who do not desire to serve as such) shall be appointed to serve as members of the local Advisory Board for First Citizens in Reidsville for a period of five years from the Effective Time. With the exception of Mr. Kemp who shall not be compensated for his service on the Advisory Board, such directors shall be compensated for their services as Advisory Board members at a rate of $500 per month for five years from the Effective Time. Subsequent to the fifth year after the Effective Time, the terms of service and rate of compensation for directors who wish to continue to serve on the local Advisory Board shall conform to the normal terms for those other Advisory Board directors of First Citizens.

  Other Agreements. BancShares agrees to assume, or to cause First Citizens to assume, the Bank's obligations under the provisions of (i) the Retirement Plan Agreements dated May 1, 1995, between the Bank and certain of its directors, and
(ii) the deferred compensation agreements dated February 1, 1982, and January 1, 1987, between the

Bank and certain of its directors. However, following the Effective Time, no further deferrals will be permitted and no additional purchases of insurance will be made pursuant to those agreements.

  After the Effective Time, BancShares shall indemnify each of the Company's directors and officers, to the same extent as BancShares' directors and officers, for any liability and litigation expense arising out of actions brought against any such director or officer by reason of the fact that he or she was a director or officer of the Company or Bank or any action brought in connection with the Reorganization. The Bylaws of BancShares provide that officers and directors of BancShares shall be indemnified by BancShares to the greatest extent permitted by law. Delaware's General Corporation Law (the "General Corporation Law") contains provisions prescribing the extent to which directors and officers shall or may be indemnified. The General Corporation Law permits a corporation, with certain exceptions, to indemnify a current or former officer or director against liability if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. A corporation may not indemnify him in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The General Corporation Law requires the corporation to indemnify an officer or director in the defense of any proceeding to which he was a party against expenses actually and reasonably incurred to the extent that he is successful on the merits or otherwise in his defense. Indemnification under the General Corporation Law (unless ordered by a court) shall be made by the corporation only upon a determination that indemnification of the director or officer was proper under the circumstances because he met the applicable standard of conduct set forth in the General Corporation Law. Such determination may be made by (i) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or
(iii) by the shareholders of the corporation.

  To the extent permissible under applicable banking regulations, BancShares has agreed to assume, or cause First Citizens to assume, the Bank's obligations under the Split-dollar Agreement dated August 3, 1993, between the Bank and Mr. Kemp covering a life insurance policy in the face amount of $500,000.

  BancShares has agreed to permit Mr. Kemp, at his option, at or following the Effective Time, to purchase the automobile currently owned by the Bank and used by him at a price equal to the net value of such vehicle as carried on the Bank's books at the Effective Time.

MANAGEMENT AND ADDITIONAL INFORMATION

  Certain information relating to the Company's directors and executive officers, executive and director compensation and compensation plans, certain relationships and related transactions and other related matters as to the Company is incorporated by reference or set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 (as amended by Form 10-KSB/A dated May 8, 1997) which is incorporated herein by reference. Shareholders of the Company desiring a copy of that document may contact the Company at its address or phone number listed elsewhere in this Proxy Statement under the heading "AVAILABLE INFORMATION."

DISSENTERS' RIGHTS OF APPRAISAL

  The stockholders of the Company, who take the steps necessary to perfect their right, are entitled to dissent from the Reorganization and obtain payment of the fair value of their shares of Common Stock under Article 13 of the North Carolina Business Corporation Act ("Article 13"). A copy of Article 13 is attached hereto as Appendix C.

  A stockholder who wishes to assert dissenters' rights (1) must give to the Company, and the Company must actually receive, before the vote is taken at the Special Meeting, written notice of his or her intent to demand payment for his or her shares of Common Stock if the Reorganization is effectuated and (2) must not vote his or her shares in favor of the Reorganization. The notice must be addressed to the Secretary, First Savings Financial Corp., Post Office Box 1885, 501 South Main Street, Reidsville, North Carolina 27320. Failure to comply with these requirements shall constitute a waiver of the stockholder's right to dissent.

  If the Reorganization is approved by the Company's stockholders, the Company shall mail by registered or certified mail, return receipt requested, a written notice to all stockholders who satisfied the requirements set out above (a "Dissenters' Notice"). The Dissenters' Notice shall be sent no later than ten days after consummation of the Reorganization and shall (1) state where the payment demand must be sent and where and when share certificates must be deposited; (2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (3) supply a form for demanding payment; (4) set a date by which the Company must receive the payment demand, which date shall be not less than 30 nor more than 60 days after the date the Dissenters' Notice is mailed; and (5) be accompanied by a copy of Article 13.

  A stockholder sent a Dissenters' Notice must demand payment and deposit his or her certificates for shares of Common Stock in accordance with the terms of the Dissenters' Notice. A stockholder who does not satisfy the foregoing requirements is not entitled to payment for his or her shares under Article 13.

  As soon as the Reorganization is effected or upon receipt of a payment demand, whichever is later, the Company shall offer to pay each dissenter who demanded payment and deposited his or her share certificates, the amount the Company estimates to be the fair value of his or her shares of the Common Stock, plus interest accrued to the date of payment, and shall pay this amount to each dissenter who agrees in writing to accept it in full satisfaction of his or her demand. If the Reorganization does not occur within 60 days after the date set for demanding payment and depositing shares, the Company will return the deposited certificates. If after returning deposited certificates, the Reorganization is consummated, the Company must send a new Dissenters' Notice and repeat the procedures described above.

  A dissenter may notify the Company in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate or reject the Company's offer of fair value and demand payment of the fair value of his or her shares and interest due, if: (1) the dissenter believes that the amount offered by the Company is less than the fair value of his or her shares of Common Stock or that the interest due is incorrectly calculated; (2) the Company fails to make payment to a dissenter who accepts the Company's offer within 30 days after the dissenter's acceptance; or
(3) the Company, having failed to effect the Reorganization, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.
A dissenting stockholder to whom the Company made (or offered) payment must make his supplemental demand within 30 days after receipt of payment (or offered payment). The stockholder waives the right to demand payment if he or she fails to demand additional payment.

  If a demand for payment remains unsettled, the stockholder may commence an appraisal proceeding within 60 days after the date of his or her payment demand described above and petition a court to determine the fair value of the Common Stock and accrued interest. The Company immediately will pay the dissenting stockholder the amount the Company initially offered for settlement of the claim. If the dissenting stockholder does not commence the proceeding within the 60-day period, the stockholder will have an additional 30 days either to (i) accept, in writing, the amount offered by the Company, or (ii) withdraw the demand for payment and resume the status of a nondissenting stockholder. A dissenting stockholder who takes no action within this 30-day period shall be deemed to have withdrawn the dissent and demand for payment. In the appraisal proceeding, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. Each dissenter made a party to the appraisal proceeding is entitled to a judgment for that amount, if any, by which the fair value of the shares, as determined by the court, plus interest, exceeds the amount paid by the Company to the dissenting stockholder. The fair value of the Common Stock as determined in the appraisal proceeding could be more than, the same as, or less than that produced by the share exchange. At the conclusion of the proceeding, the court will assess the costs and expenses of such proceeding (including reasonable compensation for and the expenses of appraisers) and may assess the fees and expenses of counsel and experts in amounts the court finds equitable: (i) against the Company and in favor of all dissenting stockholders of the Company if the court finds that the Company did not substantially comply with the requirements of Article 13, or (ii) against either the Company or any dissenting stockholder if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Article 13.

  THE FOREGOING IS ONLY A SUMMARY OF THE RIGHTS OF DISSENTING SHAREHOLDERS UNDER THE NORTH CAROLINA BUSINESS CORPORATION ACT. BECAUSE ARTICLE 13 CONTAINS MANY DETAILED PROVISIONS AND REQUIREMENTS, EACH DISSENTING STOCKHOLDER SHOULD CAREFULLY REVIEW THE TEXT OF THE ARTICLE ATTACHED HERETO AS APPENDIX C AND SHOULD ALSO CONSULT WITH HIS OR HER OWN LEGAL COUNSEL CONCERNING THE SPECIFIC PROCEDURES AND AVAILABLE REMEDIES UNDER THE ARTICLE. ANY FAILURE TO FOLLOW THE SPECIFIC PROCEDURES SET FORTH IN ARTICLE 13 MAY RESULT IN A STOCKHOLDER LOSING THE RIGHT TO CLAIM FAIR VALUE AS DESCRIBED ABOVE.

  IN ORDER TO EXERCISE DISSENTERS' RIGHTS, A SHAREHOLDER MUST NOT VOTE IN FAVOR OF THE MERGER AND MUST GIVE THE WRITTEN NOTICE DESCRIBED ABOVE. SHAREHOLDERS SHOULD NOTE THAT THE RETURN OF A SIGNED UNMARKED PROXY BY A STOCKHOLDER WILL BE CONSIDERED A VOTE IN FAVOR OF THE MERGER AND A STOCKHOLDER VOTE AGAINST THE REORGANIZATION ALONE WILL NOT SATISFY THE WRITTEN NOTICE REQUIREMENT. A SEPARATE WRITTEN NOTICE MUST BE DELIVERED BY THE STOCKHOLDER TO THE BANK.

ACCOUNTING TREATMENT

  First Citizens and BancShares will use the purchase method of accounting in connection with the acquisition of the Company.

EXPENSES OF REORGANIZATION

  The Agreement provides that whether or not the Agreement is terminated or the transactions contemplated thereunder are consummated, the Company, BancShares and First Citizens each shall pay its own legal, accounting and financial advisory fees and all other costs and expenses incurred in connection with the proposed transactions; provided, however, that if any party to the Agreement breaches the Agreement by willfully or intentionally failing to perform or willfully or intentionally violating any of its obligations, agreements or covenants under certain provisions of the Agreement, such party shall be obligated to pay all the expenses of the other party(ies).

EFFECT OF THE REORGANIZATION ON THE RIGHTS OF THE COMPANY SHAREHOLDERS

  As a result of the Reorganization, holders of the Common Stock will exchange their shares for cash. Under the Company's current charter, shareholders have voting rights with respect to certain matters relating to the Company, including the election of directors. After the Reorganization, shareholders of the Company will not be shareholders of the Company, First Citizens, or BancShares, and, therefore, will have no voting rights with respect to the Company, First Citizens, or BancShares, unless such shareholders otherwise own or purchase voting securities of BancShares.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
                                                           ---
REORGANIZATION. TO BE APPROVED, A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING MUST VOTE IN FAVOR OF THE REORGANIZATION, IN PERSON OR BY PROXY.

                   INFORMATION ABOUT THE COMPANY AND THE BANK

GENERAL

  The Company is a savings bank holding company registered with the Board of Governors of the Federal Reserve System (the "Federal Reserve") under the Bank Holding Company Act of 1956, as amended (the "BHCA") and the savings bank holding company laws of North Carolina. The Company's office is located at 501 South Main Street, Reidsville, North Carolina. The Company's activities consist of investing the proceeds of its initial public offering which were retained at the holding company level and owning the Bank. The Company's principal sources of income are earnings on its investments. In addition, the Company will receive any dividends which are declared and paid by the Bank on its capital stock.

  The Bank was chartered by the State of North Carolina as Rockingham Building and Loan Association in 1915. It has been a member of the Federal Home Loan Bank ("FHLB") since 1933 and its accounts have been federally insured up to allowable limits since 1938. In 1940, the institution converted to a federal savings and loan association charter and changed its name to First Federal Savings and Loan Association of Reidsville. In 1990, First Federal converted to a federal savings bank charter and changed its name to First Federal Savings Bank of Reidsville. In 1992, First Federal converted to a North Carolina savings bank charter and changed its name to First Savings Bank of Rockingham County, S.S.B.

  The Bank is primarily engaged in soliciting deposit accounts from the general public, making mortgage loans to finance the acquisition and construction of residential dwellings and making limited types of consumer loans. The Company and the Bank conduct their business through their office at 501 South Main Street, Reidsville, North Carolina. Their telephone number is (910) 342-4251.

PRIMARY MARKET AREA

  The Bank's primary market area includes Rockingham County, North Carolina. This market area is located approximately 20 miles north of Greensboro, North Carolina and 20 miles south of Danville, Virginia. Employment is spread among manufacturing, agriculture and other non-manufacturing activities. Tobacco is the primary crop produced in the Bank's market area and the Rockingham County economy has been closely tied to the tobacco industry in the past. Major employers in Rockingham County include Reynolds Aluminum Company (beer can manufacturer), Miller Brewery (beer brewery), Sara Lee Knit Products (apparel manufacturer), Pluma, Inc. (apparel manufacturer), Burlington Industries (textile manufacturer), Fieldcrest Mills (textile manufacturer), and Unifi, Inc. (textile manufacturer). Consistent with the Bank's emphasis on being a community-oriented financial institution, management estimates that, as of December 31, 1996, the vast majority of the Bank's deposits were held by customers in its primary market area.

  The Rockingham County economy, because it is manufacturing dependent, is more susceptible to economic downturns than more diversified markets. Rockingham County's unemployment rates for several years have been higher than the state average, with unemployment rates of 7.4%, 7.1%, 6.7%, 7.1% and 4.6% for 1991, 1992, 1993, 1994 and 1995, respectively, as compared to statewide unemployment rates of 5.5%, 5.9%, 6.3%, 4.4% and 4.3% for 1991, 1992, 1993, 1994 and 1995,
respectively.

  In recent periods, Reidsville and Rockingham County have experienced declining populations. This decline in population is predicted to continue into the year 2000 and beyond. However, several new small and medium sized manufacturing and wholesale/retail businesses have moved, or have announced plans to move, to the Bank's market area in the last 24 months.

  The Bank encounters strong competition both in the attraction of deposits and origination of real estate and other loans. Such competition could serve as an impediment to the Bank's attempts to diversify its loan portfolio, expand its revenue base, and increase its net interest rate spread. In addition, any decline in real estate values in the Bank's market area could result in an increase in nonperforming assets, could hamper disposition of nonperforming assets and could result in losses upon disposition.

  Based upon comparative data as of June 30, 1996, the Bank had approximately 4.94% of the deposits in Rockingham County.

SUBSIDIARY ACTIVITIES

  The Company has one wholly-owned subsidiary, First Savings Bank of Rockingham County, Inc., SSB. The Bank does not have any subsidiaries.

EMPLOYEES

  As of June 30, 1997, the Bank had nine full-time employees and no part-time employees. The employees are not represented by a collective bargaining unit. The Bank believes its relationship with its employees to be good.

PROPERTIES

  The Bank operates one office located in Reidsville, North Carolina, and currently has no plans to open or buy any branches. The Bank commenced operations at the 501 South Main Street, Reidsville, North Carolina office in 1969. The property is considered by the Bank's management to be in good condition. The Bank's net book value of its investment in that office, excluding furniture and fixtures, was approximately $73,000 at December 31, 1996.

LEGAL PROCEEDINGS

  In the opinion of management, neither the Company nor the Bank is involved in any pending legal proceedings other than routine, non-material proceedings occurring in the ordinary course of business.

MARKET AND DIVIDEND INFORMATION

  The Company's sources of income consist of dividends paid by the Bank to the Company and income from investments. Following the payment of special dividends totalling $4.00 in 1995 and 1996, the Company's income from investments was substantially reduced. Consequently, declarations of cash dividends by the Company may depend upon dividend payments by the Bank to the Company, which are subject to various restrictions.

  At the time of the Conversion, the Bank established a liquidation account in an amount equal to $5,221,224, its net worth at June 30, 1995. The liquidation account is maintained for the benefit of eligible deposit account holders who continue to maintain their deposit accounts in the Bank after the Conversion. Only in the event of a complete liquidation would each eligible deposit account holder be entitled to receive a liquidating distribution in the amount of the then current adjusted subaccount balance for the deposit accounts before any liquidation distribution may be made with respect to the Common Stock. Dividends paid by the Bank to the Company cannot reduce the net worth of the Bank below the amount required for this liquidation account.

  Also, the Bank may not declare or pay a cash dividend if its net worth would be reduced below the minimum regulatory capital requirement imposed by federal and state regulations. The FDIC requires the Bank to maintain minimum ratios of Tier 1 capital to quarterly average total assets, Tier 1 capital to total risk-weighted assets and total capital to risk-weighted assets of 3%, 4% and 8%, respectively. The Bank's Tier 1 capital to quarterly average total assets, Tier 1 capital to total risk-weighted assets and total capital to risk-weighted assets ratios were approximately 17.19%, 40.71% and 41.96%, respectively, at June 30, 1997. The Administrator requires a net worth equal to at least 5% of assets. At June 30, 1997, the Bank's net worth to average assets ratio was approximately 17.72%.

  In addition, for a period of five years after the Conversion, the Bank is required, under existing North Carolina regulations, to obtain prior written approval of the Administrator before it can declare and pay a cash dividend on its capital stock in an amount in excess of one-half of the greater of (i) its net income for the most recent fiscal year, or (ii) the average of its net income after dividends for the most recent fiscal year and not more than two of the immediately preceding fiscal years, if applicable. At the Administrator's request, the Company has provided prior notice to the Administrator of each dividend paid by the Company. Also, the Bank has obtained the Administrator's prior approval for each dividend paid by the Bank to the Company.

  Retained income at June 30, 1997, includes approximately $1,424,000 for which no provision for federal income tax has been made. This amount represents an allocation of income to bad debt deductions for tax purposes only. Payment of dividends by the Bank out of this bad debt allocation would create taxable income equal to approximately 165% of the dividend for the Bank.

  The Company is also subject to limits on dividend payments. The Company is prohibited, under the North Carolina Business Corporation Act, from paying a dividend if such payment would (i) cause the Company to be unable to pay its debts as they become due in the ordinary course of business or (ii) reduce the Company's total assets below the sum of the Company's total liabilities plus any amounts which would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the preferential rights that are superior to holders of the Common Stock.



  Generally, since the Conversion, the Company's policy has been to pay a $.25 regular dividend on a quarterly basis. In addition, the Company paid two special dividends in the amount of $3.00 and $1.00 on December 29, 1995 and May 31, 1996, respectively. These special dividends were determined by the Board of Directors of the Company to be in the best interest of the Company's shareholders, based upon advice from its financial advisor, due to the (i) overcapitalization of the Company following the Conversion and the lack of immediately available investments providing an acceptable rate of return for the Company's shareholders and (ii) the Company's business and prospects.

  The Common Stock began trading on September 22, 1995. As of the Record Date, there were approximately _____ holders of record, not including the number of persons or entities whose stock is held in nominee or street name through various brokerage firms or banks. There is no established market for the Common Stock, excluding limited sporadic quotations, although the Common Stock is quoted over-the-counter through the National Daily Quotation System "pink sheets" published by the National Quotation Bureau, Inc.

  Based upon information provided to management by certain securities firms effecting transactions in the Common Stock on an agency basis, the high and low bids for the Common Stock follow:


                    HIGH BID  LOW BID
                    --------  -------
1997
----
First Quarter       $12.00    $10.25

Second Quarter      $10.3125  $10.125

1996
----
First Quarter       $11.50    $11.125

Second Quarter       12.25     11.00

Third Quarter        12.25     11.625

Fourth Quarter       13.00     11.75

1995
----
Fourth Quarter      $13.50    $11.25


These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions. Based upon the information available to management, the last price at which the Common Stock traded prior to February 18, 1997, the date preceding public announcement of the proposed Reorganization, was $11.625, on February 7, 1997.

SELECTED FINANCIAL DATA OF THE COMPANY

  The following table sets forth selected financial data and other operating information of the Company at the dates and for the periods indicated. The selected data presented for the six months ended June 30, 1997 and 1996 are derived from the Company's unaudited financial statements and related notes. Management believes such unaudited consolidated financial statements include all adjustments (which consist only of normal recurring accruals) necessary for a fair presentation of such results for such interim periods. Results for the six months ended June 30, 1997 are not necessarily indicative of results that may be expected for any other interim period or for the full year. See "--Market and Dividend Information" for a discussion of the limits on the Company's ability to pay dividends in the future.

                                                             SIX MONTHS                 YEAR ENDED
                                                           ENDED JUNE 30,              DECEMBER 31,
                                                    ------------------------------------------------------
                                                         1997        1996           1996         1995
                                                       --------    --------       --------     --------
                                                           (UNAUDITED)            (IN THOUSANDS, EXCEPT
                                                                                  SHARE DATA AND RATIOS)
SUMMARY OF OPERATIONS
Interest income                                        $  1,742    $  1,976       $  3,854     $  3,888
Interest expense                                          1,021       1,251          2,449        2,569
                                                       --------    --------       --------     --------
Net interest income                                         721         725          1,405        1,319
Provision for loan losses                                    58           8              8          105
                                                       --------    --------       --------     --------
Net interest income after
  provision for loan losses                                 663         717          1,397        1,214
Other income (loss)                                          53         (16)           (11)          65
Other expense                                               683         787          1,847        1,106
                                                       --------    --------       --------     --------
Income (loss) before income taxes                            33         (86)          (461)         173
Income tax expense (benefit)                                  9          46            (57)          35
                                                       --------    --------       --------     --------
Net income (loss)                                      $     24    $   (132)      $   (404)    $    138
                                                       ========    ========       ========     ========

SELECTED AVERAGE
 BALANCES
Total assets                                           $ 50,509    $ 58,528       $ 57,548     $ 56,825
Investment securities                                    14,745      23,953         21,519       19,674
Loans                                                    32,595      30,647         31,674       31,421
Interest-earning assets                                  48,871      56,668         55,221       55,074
Deposits                                                 40,056      46,826         45,768       48,215
Interest-bearing liabilities                             40,056      46,826         45,768       48,215
Long-term obligations                                        --          --             --           --
Shareholders' equity                                   $  9,216    $ 10,352       $ 10,408     $  7,315
Shares outstanding                                      942,181     909,370        919,979      880,206

RATIOS (AVERAGES)
Rate of return on total
  assets                                                    .10%      (.45%)         (.70%)        .24%
Rate of return on
  shareholders' equity                                      .52%     (2.55%)        (3.88%)       1.89%
Dividend payout ratio                                       500%       N/A            N/A       10,000%
Loans to deposits                                         81.37%     65.45%         69.21%       65.17%
Shareholders' equity to
  total assets                                            18.25%     17.69%         18.09%       12.87%
Time certificates of $100,000
  or more to total deposits                               16.00%     17.03%         14.82%       15.46%

                INFORMATION ABOUT BANCSHARES AND FIRST CITIZENS

BANCSHARES

  BancShares was incorporated under the laws of Delaware on August 7, 1986, to become the successor to First Citizens Corporation ("FCC"), a North Carolina corporation that was the bank holding company of First Citizens, its commercial banking subsidiary. On October 21, 1986, FCC was merged into BancShares, and BancShares became the sole shareholder of First Citizens.

  BancShares' principal assets are its investments in and the receivables from its subsidiary, First Citizens. Its primary sources of income are dividends from First Citizens and interest income on funds loaned by it to First Citizens. BancShares' other subsidiaries are Bank of Marlinton and Bank of White Sulphur Springs which are state-chartered banks headquartered in Marlinton, West Virginia, and White Sulphur Springs, West Virginia, respectively, and Atlantic States Bank which is a federally-chartered savings bank headquartered in Raleigh, North Carolina, and which has a branch office in Norcross, Georgia.

  At June 30, 1997, based on total assets of $8.35 billion, BancShares was the fifth largest banking organization headquartered in North Carolina. The pro forma combined assets of BancShares and the Company would have been approximately $8.40 billion as of June 30, 1997.

FIRST CITIZENS

  First Citizens provides a wide range of banking services designed to meet the needs of both consumers and commercial entities in North Carolina and Virginia. These services, offered at most of its branches, include among other items, normal taking of deposits, cashing checks and providing for individual commercial cash needs; numerous checking and savings plans, including fixed-rate certificates of deposits of varying terms, insured money market savings, NOW checking, master note and repurchase agreements and fixed- and variable-rate IRAs; commercial and consumer lending; commercial leasing; corporate cash management services; a full service trust department; and other activities incidental to commercial banking.

  At June 30, 1997, based on total deposits, First Citizens was the fifth largest commercial bank in North Carolina. Also at that date, First Citizens operated 297 offices in 178 cities in North Carolina (giving it the second largest branch network in the state) and 21 offices in 17 cities in Virginia.

  The principal offices of BancShares and First Citizens are located at 239 Fayetteville Street, Raleigh, North Carolina 27601. Their telephone number is
(919) 716-7000.

LEGAL PROCEEDINGS

  In the ordinary course of their operations, BancShares and First Citizens are parties to various legal proceedings. Based on information currently available, and after consultation with counsel, the management of BancShares believes that the ultimate outcome of such proceedings, in the aggregate, will not have a material adverse effect on the business or the financial condition or results of operations of BancShares or First Citizens.

SELECTED FINANCIAL DATA OF BANCSHARES

  The following table sets forth selected financial data and other operating information of BancShares at the dates and for the periods indicated. The selected data presented for the six months ended June 30, 1997 and 1996 are derived from BancShares' unaudited financial statements and related notes. Management believes such unaudited consolidated financial statements include all adjustments (which consist only of normal recurring accruals) necessary for a fair presentation of such results for such interim periods. Results for the six months ended June 30, 1997 are not necessarily indicative of results that may be expected for any other interim period or for the full year.



                                                  SIX MONTHS
                                                ENDED JUNE 30,                         YEAR ENDED DECEMBER 31,
                                          ------------------------  -------------------------------------------------------------
                                              1997         1996         1996         1995         1994        1993        1992
                                          -----------  -----------  -----------  -----------  -----------  ----------  ----------
                                                 (UNAUDITED)                  (IN THOUSANDS, EXCEPT SHARE DATA AND RATIOS)
SUMMARY OF OPERATIONS
Interest income                           $   276,557  $   262,270  $   534,195  $   471,109  $  376,005   $  364,881  $  390,380
Interest expense                              126,248      123,908      248,250      224,664     148,126      137,934     170,558
                                          -----------  -----------  -----------  -----------  -----------  ----------  ----------
Net interest income                           150,309      138,362      285,945      246,445      227,879     226,947     219,822
Provision for loan losses                       3,664        3,799        8,907        5,364        2,786      15,245      17,506
                                          -----------  -----------  -----------  -----------  -----------  ----------  ----------
Net interest income after
  provision for loan losses                   146,645      134,563      277,038      241,081      225,093     211,702     202,316
Non-interest income                            52,308       49,145      103,304       92,128       83,325      85,737      74,303
Non-interest expense                          145,401      131,548      278,668      245,880      230,582     213,213     199,199
Income before income taxes                     53,552       52,160      101,674       87,329       77,836      84,226      77,420
Income taxes                                   19,376       18,949       36,207       30,423       26,867      28,641      25,657
                                          -----------  -----------  -----------  -----------  -----------  ----------  ----------
Net income                                $    34,176  $    33,211  $    65,467  $    56,906  $   50,969   $   55,585  $   51,763
                                          ===========  ===========  ===========  ===========  ===========  ==========  ==========

SELECTED AVERAGE BALANCES
Total assets                              $ 8,001,938  $ 7,557,959  $ 7,681,019  $ 6,846,959  $6,098,944   $5,576,179  $5,308,165
Investment securities                       2,130,568    1,987,187    1,998,059    1,611,549   1,599,565    1,522,715   1,522,571
Loans                                       4,972,659    4,782,255    4,842,266    4,433,517   3,800,318    3,401,093   3,173,285
Interest-earning assets                     7,282,868    6,874,669    6,987,659    6,191,422   5,476,690    5,002,144   4,762,846
Deposits                                    6,888,629    6,569,012    6,653,302    5,952,090   5,335,057    4,894,319   4,684,982
Interest-bearing
 liabilities                                6,272,742    5,987,291    6,044,553    5,410,495   4,838,749    4,445,120   4,299,143
Long-term obligations                           9,190       19,720       13,483       26,307      52,499       29,318      18,245
Shareholders' equity                      $   627,598  $   559,973  $   576,988  $   487,895  $  416,983   $  362,733  $  307,818
Shares outstanding                         11,396,596   11,252,528   11,340,982   10,597,066   9,944,927    9,701,389   9,494,118

RATIOS (AVERAGES)
Rate of return on total assets                   0.86%        0.88%        0.85%        0.83%       0.84%        1.00%       0.98%
Rate of return on
  shareholders' equity                          10.98%       11.93%       11.35%       11.66%      12.22%       15.32%      16.82%
Dividend payout ratio                           16.67%       15.25%       16.03%       15.36%      14.13%       10.91%       9.63%
Loans to deposits                               72.19%       72.80%       72.78%       74.49%      71.23%       69.49%      67.73%
Shareholders' equity to
  total assets                                   7.84%        7.41%        7.51%        7.13%       6.84%        6.51%       5.80%
Time certificates of
 $100,000 or more to total
 deposits                                        9.45%        9.36%        8.99%        8.33%       6.41%        5.81%       6.36%


             SELECTED PER SHARE DATA OF THE COMPANY AND BANCSHARES


  The following per share data has been derived from the Selected Consolidated Financial Data of the Company and the Selected Consolidated Financial Data of BancShares contained elsewhere in this Proxy Statement. See "INFORMATION ABOUT THE COMPANY AND THE BANK -- Market and Dividend Information" for a discussion of the limits on the Company's ability to pay dividends in the future.

FIRST SAVINGS FINANCIAL CORP.


                           Six Months Ended
                               June 30,       Year Ended December 31,
                           ----------------   -----------------------
                            1997     1996         1996       1995
                           ------   ------      -------    -------

Per Share Data:

Net Income (Loss)/1/       $0.10    $(0.20)     $(0.51)    $ 0.03

Cash Dividends Declared     0.50      1.00        1.50       3.00

Book Value                  8.79      9.74        9.14      11.59

______________________
/1/ Reflects the change in fair value of the Common Stock held by the Employee
    Stock Option Plan.


FIRST CITIZENS BANCSHARES, INC.


                       Six Months Ended
                           June 30,               Year Ended December 31,
                       ----------------  --------------------------------------
                        1997     1996     1996    1995    1994    1993    1992
                       ------   ------   ------  ------  ------  ------  ------

Per Share Data:

 Net Income            $ 3.00   $ 2.95   $ 5.77  $ 5.37  $ 5.13  $ 5.73  $ 5.45

 Cash Dividends
  Declared                .50      .45    0.925   0.825   0.725   0.625   0.525

 Book Value             56.55    51.03    53.94   48.60   44.11   37.84   34.74

                                    EXPERTS

     The consolidated financial statements of the Company as of December 31, 1996 and 1995, and for each of the years then ended, have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     It is presently anticipated that the 1998 Annual Meeting of Stockholders will be held on April 16, 1998 only if the Reorganization is not consummated by that date. If the meeting is held, in order for stockholder proposals to be included in the proxy material for that meeting, such proposals must (i) be received by the Secretary of the Company at the Company's principal executive office not later than December 16, 1997 and (ii) meet all other applicable requirements for inclusion therein.

     Representatives of KPMG Peat Marwick LLP, the Company's and BancShares' independent auditor, are expected to attend the Special Meeting and will be afforded an opportunity to respond to appropriate questions from stockholders.


                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Special Meeting or any adjournments thereof. If any other matters shall properly come before the Special Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.


                                          By Order of the Board of Directors,



                                          Alecia S. Jones
                                          Secretary

Reidsville, North Carolina
August _____, 1997

                                                                      APPENDIX A


                              AGREEMENT AND PLAN

                         OF REORGANIZATION AND MERGER



                                BY AND BETWEEN


                         FIRST SAVINGS FINANCIAL CORP.

                                      AND

                        FIRST CITIZENS BANCSHARES, INC.



                                 APRIL 2, 1997

                               TABLE OF CONTENTS

ARTICLE I.  PLAN OF MERGER....................................................................  7

     1.01.     Names of Merging Corporations..................................................  7
     1.02.     Nature of Transaction..........................................................  7
     1.03.     Effect of Merger; Surviving Corporation........................................  7
     1.04.     Assets and Liabilities of Acquisition..........................................  7
     1.05.     Conversion and Exchange of Stock...............................................  7
               a.  Conversion of First Savings Stock..........................................  8
               b.  Exchange and Payment Procedures............................................  8
               c.  Surrender of Certificates..................................................  8
               d.  Dissenters.................................................................  8
               e.  Lost Certificates..........................................................  8
               f.  Outstanding BancShares Stock...............................................  9
     1.06.     Articles, By-Laws and Management...............................................  9
     1.07.     Closing; Effective Time........................................................  9

ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF FIRST SAVINGS..................................  9

     2.01.     Organization; Standing; Power..................................................  9
     2.02.     Capital Stock..................................................................  9
     2.03.     Principal Shareholders......................................................... 10
     2.04.     Subsidiaries................................................................... 10
     2.05.     Convertible Securities, Options, Etc........................................... 10
     2.06.     Authorization and Validity of Agreement........................................ 10
     2.07.     Validity of Transactions; Absence of Required Consents or Waivers.............. 10
     2.08.     First Savings Books and Records................................................ 11
     2.09.     First Savings Reports.......................................................... 11
     2.10.     First Savings Financial Statements............................................. 11
     2.11.     Tax Returns and Other Tax Matters.............................................. 12
     2.12.     Absence of Material Adverse Changes or Certain Other Events.................... 12
     2.13.     Absence of Undisclosed Liabilities............................................. 12
     2.14.     Compliance with Existing Obligations........................................... 13
     2.15.     Litigation and Compliance with Law............................................. 13
     2.16.     Real Properties................................................................ 13
     2.17.     Loans, Accounts, Notes and Other Receivables................................... 14
     2.18.     Securities Portfolio and Investments........................................... 15
     2.19.     Personal Property and Other Assets............................................. 15
     2.20.     Patents and Trademarks......................................................... 15
     2.21.     Environmental Matters.......................................................... 15
     2.22.     Absence of Brokerage or Finders Commissions.................................... 18
     2.23.     Material Contracts............................................................. 18
     2.24.     Employment Matters; Employee Relations......................................... 19
     2.25.     Employment Agreements; Employee Benefit Plans.................................. 19
     2.26.     Insurance...................................................................... 21
     2.27.     Insurance of Deposits.......................................................... 21
     2.28.     Obstacles to Regulatory Approval............................................... 21
     2.29.     Disclosure..................................................................... 22

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF BANCSHARES.................................... 22

     3.01.    Organization; Standing; Power................................................... 22
     3.02.    Authorization and Validity of Agreement......................................... 22
     3.03.    Validity of Transactions; Absence of Required Consents or Waivers............... 22
     3.04.    Obstacles to Regulatory Approval................................................ 23
     3.05.    Disclosure...................................................................... 23
     3.06.    Litigation and Compliance with Law.............................................. 23
     3.07.    No Shareholder Approval......................................................... 23

ARTICLE IV.  COVENANTS OF FIRST SAVINGS....................................................... 23

     4.01.    Affirmative Covenants of First Savings.......................................... 23
              a.    Conduct of Business Prior to Effective Time............................... 23
              b.    Periodic Financial and Other Information.................................. 24
              c.    Notice of Certain Changes or Events....................................... 25
              d.    Accruals for Loan Loss Reserve and Expenses............................... 25
              e.    Consents to Assignment of Leases.......................................... 25
              f.    Access.................................................................... 25
              g.    Deposit Liabilities....................................................... 26
              h.    Further Action; Instruments of Transfer................................... 26
              i.    Cancellation of BISYS Agreement........................................... 26
     4.02.    Negative Covenants of First Savings............................................. 26
              a.    Amendments to Articles of Incorporation or
                     Bylaws................................................................... 26
              b.    Change in Capital Stock................................................... 26
              c.    Options, Warrants and Rights.............................................. 26
              d.    Dividends................................................................. 26
              e.    Employment, Benefit or Retirement Agreements or
                    Plans..................................................................... 27
              f.    Increase in Compensation.................................................. 27
              g.    Accounting Practices...................................................... 27
              h.    Acquisitions; Additional Branch Offices................................... 27
              i.    Changes in Business Practices............................................. 27
              j.    Exclusive Merger Agreement................................................ 27
              k.    Acquisition or Disposition of Assets...................................... 27
              l.    Debt; Liabilities......................................................... 28
              m.    Liens; Encumbrances....................................................... 28
              n.    Waiver of Rights.......................................................... 28
              o.    Other Contracts........................................................... 28
              p.    Deposit Liabilities....................................................... 29
              q.    Foreclosures.............................................................. 29

ARTICLE V.  COVENANTS OF BANCSHARES........................................................... 29

     5.01.    Ratification of Agreement by Board of Directors................................. 29
     5.02.    Employees; Severance Payments; Employee Benefits................................ 29
              a.    Employment Agreements..................................................... 29
              b.    Employment of Other Employees............................................. 29
              c.    Special Termination Agreements............................................ 29
              d.    Severance Plan............................................................ 30
              e.    Employee Benefits......................................................... 30

              f.     Other Agreements......................................................... 30

     5.03.    Board of Directors.............................................................. 31
              a.     Local Advisory Board..................................................... 31
              b.     Other Agreements......................................................... 31

ARTICLE VI.  OTHER AGREEMENTS................................................................. 31

     6.01.    Shareholders' Meeting; Proxy Statement.......................................... 31
              a.     Meeting of Shareholders.................................................. 31
              b.     Preparation and Distribution of Proxy Statement.......................... 31
              c.     Recommendation of First Savings' Board of Directors...................... 31
              d.     Information for Proxy Statement.......................................... 32

     6.02.    Regulatory Approvals............................................................ 32
     6.03.    Expenses........................................................................ 32
     6.04.    Announcements................................................................... 32
     6.05.    Confidentiality................................................................. 32
     6.06.    Environmental Studies........................................................... 33
     6.07.    Transition Team................................................................. 34
     6.08.    Treatment of MRP Awards......................................................... 34
     6.09.    Cancellation of Stock Options................................................... 34
     6.10.    Termination of FSB ESOP......................................................... 34
     6.11.    Termination of FSB Pension Plan................................................. 34
     6.12.    Cooperation to Consummate Merger................................................ 35
     6.13.    Bank Merger..................................................................... 35

ARTICLE VII.  CONDITIONS PRECEDENT TO MERGER.................................................. 35

     7.01.    Conditions to all Parties' Obligations.......................................... 35
              a.     Approval by Regulatory Authorities;
                      Disadvantageous Conditions.............................................. 35
              b.     Adverse Proceedings, Injunction, Etc..................................... 35
              c.     Approval by Boards of Directors and Shareholders......................... 35
              d.     Fairness Opinion......................................................... 36
              e.     No Termination or Abandonment............................................ 36
              f.     Articles of Merger; Other Actions........................................ 36
     7.02.    Additional Conditions to First Savings'
               Obligations.................................................................... 36
              a.     Compliance with Laws..................................................... 36
              b.     BancShares' Representations and Warranties and
                      Performance of Agreements; Officers' Certificate........................ 36
              c.     Legal Opinion of BancShares' Counsel..................................... 36
              d.     Other Documents and Information from BancShares.......................... 36
              e.     Employment Agreements.................................................... 36
              f.     Acceptance by First Savings' Counsel..................................... 37
     7.03.    Additional Conditions to BancShares' Obligations................................ 37
              a.     Material Adverse Change.................................................. 37
              b.     Compliance with Laws..................................................... 37
              c.     First Savings' Representations and Warranties and
                     Performance of Agreements; Officers' Certificate......................... 37
              d.     Legal Opinion of First Savings' Counsel.................................. 37
              e.     Other Documents and Information from First Savings....................... 37

              f.     Employment Agreements.................................................... 37
              g.     Cancellation of First Savings Stock Options.............................. 37
              h.     Merger Expenses.......................................................... 38
              i.     Pension Plan Expenses.................................................... 38
              j.     Acceptance by the BancShares' Counsel.................................... 38

ARTICLE VIII.  TERMINATION; BREACH; REMEDIES.................................................. 38

     8.01.    Mutual Termination.............................................................. 38
     8.02.    Unilateral Termination.......................................................... 38
              a.     Termination by BancShares................................................ 38
              b.     Termination by First Savings............................................. 39
     8.03.    Breach; Remedies................................................................ 40

ARTICLE IX.  INDEMNIFICATION.................................................................. 40

     9.01.    Indemnification Following Termination of Agreement.............................. 40
              a.     By First Savings......................................................... 40
              b.     By BancShares............................................................ 41
     9.02.    Indemnification Following Effective Time........................................ 41
     9.03.    Procedure for Claiming Indemnification.......................................... 42

ARTICLE X.  MISCELLANEOUS PROVISIONS.......................................................... 42

     10.01.   Survival of Representations, Warranties,
               Indemnification and Other Agreements........................................... 42
              a.     Representations, Warranties and Other Agreements......................... 42
              b.     Indemnification.......................................................... 42
     10.02.   Waiver.......................................................................... 42
     10.03.   Amendment....................................................................... 43
     10.04.   Notices......................................................................... 43
     10.05.   Further Assurance............................................................... 43
     10.06.   Headings and Captions........................................................... 43
     10.07.   Entire Agreement................................................................ 43
     10.08.   Severability of Provisions...................................................... 43
     10.09.   Assignment...................................................................... 43
     10.10.   Counterparts.................................................................... 43
     10.11.   Governing Law................................................................... 44
     10.12.   Previously Disclosed Information................................................ 44
     10.13.   Best Knowledge.................................................................. 44
     10.14.   Inspection...................................................................... 44

                AGREEMENT AND PLAN OF REORGANIZATION AND MERGER
                                BY AND BETWEEN
                         FIRST SAVINGS FINANCIAL CORP.
                                      AND
                        FIRST CITIZENS BANCSHARES, INC.


          THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (the "Agreement") is entered into as of the 2nd day of March, 1997, by and between FIRST SAVINGS FINANCIAL CORP. ("First Savings") and FIRST CITIZENS BANCSHARES, INC. ("BancShares") and which will be joined in by FCB ACQUISITION CORP. ("Acquisition").

          WHEREAS, First Savings is a North Carolina business corporation with its principal office and place of business located in Reidsville, North Carolina; and,

          WHEREAS, First Savings is the sole shareholder of First Savings Bank of Rockingham County, Inc., SSB, ("FSB") a North Carolina savings bank with its principal office and place of business located in Reidsville, North Carolina; and,

          WHEREAS, BancShares is a Delaware business corporation with its principal office and place of business located in Raleigh, North Carolina; and,

          WHEREAS, BancShares is the sole shareholder of First-Citizens Bank & Trust Company ("FCB"), a North Carolina banking corporation with its principal office and place of business located in Raleigh, North Carolina; and,

          WHEREAS, Acquisition is a proposed North Carolina business corporation to be formed as a wholly-owned subsidiary of BancShares solely for the purpose of merging with First Savings to effect BancShares' acquisition of First Savings and which, following its incorporation, will execute this Agreement to join as a party hereto; and,

          WHEREAS, BancShares and First Savings have agreed that it is in their mutual best interests and in the best interests of their respective shareholders for Acquisition to be merged with and into First Savings (the "Merger") in the manner and upon the terms and conditions contained in this Agreement; and,

          WHEREAS, First Savings' Board of Directors has approved this Agreement and will recommend to First Savings' shareholders that they approve the transactions described herein; and,

          WHEREAS, to effectuate the foregoing, BancShares and First Savings desire to adopt this Agreement as a plan of reorganization in accordance with the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

          NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived from this Agreement, and the representations, warranties, conditions, covenants and promises herein contained, and subject to the terms and conditions hereof, First Savings and BancShares hereby adopt and make this Agreement and mutually agree as follows:

                          ARTICLE I.  PLAN OF MERGER

     1.01.  NAMES OF MERGING CORPORATIONS.  The names of the business
            -----------------------------
corporations proposed to be merged are FIRST SAVINGS FINANCIAL CORP. ("First Savings") and FCB ACQUISITION CORP. ("Acquisition").

     1.02.  NATURE OF TRANSACTION.  Subject to the provisions of this Agreement,
            ---------------------
at the "Effective Time" (as defined in Paragraph 1.07 below), Acquisition will be merged into and with First Savings (the "Merger").

     1.03.  EFFECT OF MERGER; SURVIVING CORPORATION.  At the Effective Time and
            ---------------------------------------
by reason of the Merger, the separate corporate existence of Acquisition shall cease while the corporate existence of First Savings as the surviving corporation in the Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. The duration of the corporate existence of First Savings, as the surviving corporation, shall be perpetual and unlimited.

     1.04.  ASSETS AND LIABILITIES OF ACQUISITION.  At the Effective Time and by
            -------------------------------------
reason of the Merger, and in accordance with applicable law, all of the property, assets and rights of every kind and character of Acquisition (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to Acquisition, whether tangible or intangible) shall be transferred to and vest in First Savings, and First Savings shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of Acquisition, all without any conveyance, assignment or further act or deed; and, First Savings shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of Acquisition as of the Effective Time. Immediately following the Merger, First Savings shall continue to exist as a wholly-owned subsidiary of BancShares.

     1.05.  CONVERSION AND EXCHANGE OF STOCK.
            --------------------------------

          A.   CONVERSION OF FIRST SAVINGS STOCK.  Except as otherwise provided
               ---------------------------------
herein, at the Effective Time all rights of First Savings' shareholders with respect to all then outstanding shares (not to exceed an aggregate of 986,321 shares plus such number of shares, if any, that are issued between the date of this Agreement and the Effective Time upon the exercise of options granted prior to the date of this Agreement pursuant to the terms of First Savings' stock option plan) of First Savings' no par value common stock ("First Savings Stock") shall cease to exist and the holders of shares of First Savings Stock shall cease to be, and shall have no further rights as, shareholders of First Savings. As consideration for and to effectuate the Merger (and except as otherwise provided herein), each such outstanding share of First Savings Stock, other than shares held by First Savings, BancShares or any of their subsidiary corporations or as to which "Dissenters Rights" (as defined in Paragraph 1.05.d below) are properly exercised, shall be converted, without any action on the part of the holder of such share, BancShares or First Savings, into the right to receive $10.75 in cash (the "Exchange Rate") as provided below, and the shares of First Savings Stock formerly held by First Savings' shareholders shall be deemed to have been transfered and assigned to BancShares.

          Prior to the Effective Time, First Savings may declare and pay cash dividends in accordance with its past practices and in amounts not to exceed $.25 during each full calendar quarter (provided that such dividends otherwise would be permitted under applicable law) ("Permitted Dividends"). Notwithstanding anything contained herein to the contrary, if during the period commencing on the date of this Agreement and ending at the Effective Time, First Savings declares or pays cash dividends other than or in addition to the Permitted Dividends or makes any other distributions on First Savings Stock (collectively, "Excess Distributions"), then, for purposes of this Agreement, the Exchange Rate shall be reduced by the aggregate amount of such Excess Distributions per share of First Savings Stock.

          At the Effective Time, and without any action by First Savings or BancShares, First Savings' stock transfer books shall be closed and there shall be no further transfers of First Savings Stock on its stock transfer books or the registration of any transfer of a certificate evidencing First Savings Stock (a "First Savings Certificate") by any holder thereof. Following the Effective Time, First Savings Certificates shall evidence only the right of the registered holder thereof to receive, and, upon their surrender as described below, may be exchanged for, (I) a check for the amount of cash to which holders shall have become entitled on the basis set forth above, or (II) in the case of First Savings Stock held by shareholders who properly shall have exercised Dissenters Rights, cash as provided in Article 13 of the North Carolina Business Corporation Act.

          B.   EXCHANGE AND PAYMENT PROCEDURES.  At the Effective Time,
               -------------------------------
BancShares shall issue and deliver, or cause to be issued and delivered, to FCB, in its capacity as BancShares' agent for purposes of the exchange of First Savings Stock for cash (the "Exchange Agent"), one check for the aggregate amount of cash to which all holders of First Savings Stock shall have become entitled as provided above, and First Savings shall issue and deliver to BancShares, and register in its name, one stock certificate evidencing all of the shares of First Savings Stock formerly held by its shareholders. As promptly as practicable, but not more than five business days, following receipt by BancShares from First Savings' stock transfer agent of a certified listing of the names and addresses of First Savings' shareholders immediately prior to the Effective Time, BancShares shall send or cause to be sent to each former shareholder of First Savings of record immediately prior to the Effective Time written instructions and transmittal materials (a "Transmittal Letter") for use in surrendering First Savings Certificates to the Exchange Agent. Upon the proper surrender and delivery to the Exchange Agent (in accordance with BancShares' above instructions, and accompanied by a properly completed Transmittal Letter) by a former shareholder of First Savings of his or her First Savings Certificate(s), and in exchange therefor, the Exchange Agent shall as soon as practicable issue and deliver to the shareholder a check for the amount of cash to which the shareholder is entitled.

          C.   SURRENDER OF CERTIFICATES.  Subject to Paragraph 1.05.e below, no
               -------------------------
check shall be delivered to any former shareholder of First Savings unless and until such shareholder shall have properly surrendered to the Exchange Agent the First Savings Certificate(s) formerly representing his or her shares of First Savings Stock, together with a properly completed Transmittal Letter in such form as shall be provided to the shareholder by BancShares for that purpose. Neither First Savings, BancShares nor the Exchange Agent shall have any obligation to pay any interest on the cash to which a former First Savings shareholder is entitled for any period prior to payment.

          D.   DISSENTERS.  Any First Savings shareholder who properly exercises
               ----------
the right of dissent and appraisal with respect to the Merger as provided in
Section 55-13-02 of the North Carolina General Statutes ("Dissenters Rights") shall be entitled to receive payment of the fair value of his or her shares of First Savings Stock in the manner and pursuant to the procedures provided therein. Shares of First Savings Stock held by persons who exercise Dissenters Rights shall not be converted into the right to receive cash in the manner provided in Paragraph 1.05.a above. However, if any shareholder of First Savings who exercises Dissenters Rights shall fail to perfect his or her right to receive cash as provided above, or effectively shall waive or lose such right, then each of his or her shares of First Savings Stock, at BancShares' sole option, shall be deemed to have been converted into the right to receive cash as of the Effective Time as provided in Paragraph 1.05.a above.

          E.   LOST CERTIFICATES.  Any First Savings shareholder whose First
               -----------------
Savings Certificate has been lost, destroyed, stolen or otherwise is missing shall be entitled to receive a check for the cash to which he or she is entitled in accordance with and upon compliance with reasonable conditions imposed by the Exchange Agent or BancShares (including without limitation a requirement that the shareholder provide a lost instruments indemnity or surety bond in form, substance and amount satisfactory to the Exchange Agent and BancShares).

          F.  OUTSTANDING BANCSHARES STOCK. The status of BancShares' equity
              ----------------------------
securities which are outstanding immediately prior to the Effective Time shall not be affected by the Merger.

     1.06.  ARTICLES OF INCORPORATION, BYLAWS AND MANAGEMENT.  The Articles of
            ------------------------------------------------
Incorporation and Bylaws of First Savings in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of First Savings as the surviving corporation. The officers and directors of First Savings in office at the Effective Time shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors. At or following the Effective Time, BancShares, in its capacity as the sole shareholder of First Savings, shall elect new directors of First Savings to replace its previous directors, and the directors so appointed shall elect new officers of First Savings to replace its previous officers.

     1.07.  CLOSING; EFFECTIVE TIME.  The closing of the transactions
            -----------------------
contemplated by this Agreement (the "Closing") shall take place at the offices of BancShares in Raleigh, North Carolina, or at such other place as BancShares shall designate, on a date mutually agreeable to First Savings and BancShares (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Merger by governmental or regulatory authorities (but in no event more than 60 days following the expiration of all such required waiting periods). At the Closing, BancShares and First Savings shall take such actions (including without limitation the delivery of certain closing documents and the execution of Articles of Merger under North Carolina law) as are required herein and as otherwise shall be required by law to consummate the Merger and cause it to become effective.

     Subject to the terms and conditions set forth herein (including without limitation the receipt of all required approvals of governmental and regulatory authorities), the Merger shall become effective on the date and at the time (the "Effective Time") specified in the Articles of Merger filed with the appropriate governmental body in accordance with law; provided, however, that the Effective Time shall in no event be more than ten days following the Closing Date.

          ARTICLE II.  REPRESENTATIONS AND WARRANTIES OF FIRST SAVINGS

     Except as otherwise specifically provided herein or as "Previously Disclosed" (as defined in Paragraph 10.12 below) by First Savings to BancShares, First Savings hereby makes the following representations and warranties to BancShares.

     2.01.  ORGANIZATION; STANDING; POWER.  First Savings and FSB each (I) is
            -----------------------------
duly organized and incorporated, validly existing and in good standing (as a business corporation or a savings bank, respectively) under the laws of the State of North Carolina; (II) has all requisite power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as now is being conducted; (III) is duly qualified to do business and is in good standing in each other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on First Savings; and, (IV) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal, state or local law or any rule or regulation promulgated thereunder, which violation would have a material adverse effect on First Savings or FSB.

     2.02.  CAPITAL STOCK.  First Savings' authorized capital stock consists of
            -------------
(I) 5,000,000 shares of preferred stock, no par value, none of which have been issued, and (II) 20,000,000 shares of common stock, no par value, of which 986,321 shares are issued and outstanding and constitute First Savings' only outstanding securities.

          FSB's authorized capital stock consists of 100,000 shares of common stock, no par value ("FSB Stock"), of which 1,000 shares are issued and outstanding and constitute FSB's only outstanding securities. All outstanding shares of FSB Stock are owned beneficially and of record by First Savings.

          Each outstanding share of First Savings Stock and FSB Stock (I) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable, and (II) has been issued in compliance with applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and
(III) has not been issued in violation of the preemptive rights of any shareholder. The First Savings Stock has been registered with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The FSB Stock is not subject to the registration and reporting requirements of the 1934 Act.

     2.03.  PRINCIPAL SHAREHOLDERS.  No person or entity is known to management
            ----------------------
of First Savings to beneficially own, directly or indirectly, more than 5% of the outstanding shares of First Savings Stock.

     2.04.  SUBSIDIARIES.  FSB is First Savings' only subsidiary corporation,
            ------------
and FSB has no subsidiary corporations. Except for equity securities included in First Savings' or FSB's investment portfolio at December 31, 1996, neither First Savings nor FSB owns any stock or other equity interest in any other corporation, service corporation, joint venture, partnership or other entity.

     2.05.  CONVERTIBLE SECURITIES, OPTIONS, ETC.  Neither First Savings nor FSB
            ------------------------------------
has any outstanding (I) securities or other obligations (including debentures or other debt instruments) which are convertible into shares of First Savings Stock or FSB Stock or any other securities of First Savings or FSB, (II) options, warrants, rights, calls or other commitments of any nature which entitle any person to receive or acquire any shares of First Savings Stock or FSB Stock or any other securities of First Savings or FSB, or (III) plan, agreement or other arrangement pursuant to which shares of First Savings Stock or FSB Stock or any other securities of First Savings or FSB, or options, warrants, rights, calls or other commitments of any nature pertaining thereto, have been or may be issued.

     2.06.  AUTHORIZATION AND VALIDITY OF AGREEMENT.  This Agreement has been
            ---------------------------------------
duly and validly approved by First Savings' Board of Directors. Subject only to approval of this Agreement by the shareholders of First Savings in the manner required by law (and as contemplated by Paragraph 6.01 below) and required approvals of governmental or regulatory authorities having jurisdiction over First Savings, FSB, BancShares, FCB or the transactions described herein (collectively, the "Regulatory Authorities") (as contemplated by Paragraph 6.02 below), (I) First Savings has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described herein, (II) all corporate proceedings and approvals required to authorize First Savings to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained, and (III) this Agreement constitutes the valid and binding agreement of First Savings enforceable in accordance with its terms (except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally, (B) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

     2.07.  VALIDITY OF TRANSACTIONS; ABSENCE OF REQUIRED CONSENTS OR WAIVERS.
            -----------------------------------------------------------------
Neither the execution and delivery of this Agreement, the consummation of the transactions described herein, compliance by First Savings with any of its obligations or agreements contained herein, nor any action or inaction by FSB required herein, will: (I) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, the Articles of Incorporation or Bylaws of First Savings or FSB, or any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which First Savings or FSB is bound or by which either of them or its business, capital stock or any of its properties or assets may be affected; (II) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of the properties or assets of First Savings or FSB; (III) violate any applicable federal or state statute, law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, which violation will or may have a material adverse affect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of First Savings or FSB or on their or BancShares' and FCB's ability to consummate the transactions described herein or to carry on the business of First Savings or FSB as presently conducted; or (IV) result in the acceleration of any material obligation or indebtedness of First Savings or FSB.

          No consents, approvals or waivers are required to be obtained from any person or entity in connection with First Savings' execution and delivery of this Agreement, or the performance of its obligations or agreements or the consummation of the transactions described herein, except for required approvals of First Savings' shareholders as described in Paragraph 7.01.c below and of Regulatory Authorities as described in Paragraph 7.01.a below.

     2.08.  FIRST SAVINGS BOOKS AND RECORDS.  First Savings' and FSB's books of
            -------------------------------
account and business records have been maintained in all material respects in compliance with all applicable legal and accounting requirements, and such books and records are complete and reflect accurately in all material respects First Savings' and FSB's respective items of income and expense and all of their respective assets, liabilities and stockholders' equity. The respective minute books of First Savings and FSB are complete and accurately reflect in all material respects all corporate actions which their respective shareholders and board of directors, and all committees thereof, have taken during the time periods covered by such minute books, and, all such minute books have been or will be made available to BancShares and its representatives. Notwithstanding anything contained herein to the contrary, text relating to discussions with First Savings' financial advisors or special legal counsel, or among directors, regarding (I) business plans and strategy with respect to proposals to acquire First Savings, (II) the terms of tentative proposals from other financial institutions, including BancShares, to acquire First Savings, and (III) negotiations with BancShares regarding the transactions described herein, have been excised from the copies of minutes of proceedings of First Savings board of directors made available to BancShares. However, none of such excised text relates to or contains references to any facts, conditions or circumstances that cause or that, with the lapse of time or otherwise, may or could cause, any of First Savings representations or warranties contained herein to be false or misleading.

     2.09.  FIRST SAVINGS REPORTS.  To the "Best Knowledge" (as defined in
            ---------------------
Paragraph 10.13 below) of management of First Savings and FSB, since January 1, 1992, First Savings and FSB each has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (I) the Board of Governors of the Federal Reserve System (the "FRB"), (II) the Federal Deposit Insurance Corporation (the "FDIC"), (III) the Office of Thrift Supervision ("OTS"), (IV) the Administrator of the North Carolina Savings Institutions Division (the "Administrator"), (V) the SEC (including all reports required to be filed under the 1934 Act), or (VI) any other Regulatory Authorities. All such reports, registrations and statements filed by First Savings or FSB with any Regulatory Authorities are collectively referred to herein as the "First Savings Reports." To the Best Knowledge of management of First Savings and FSB, as of their respective dates, the First Savings Reports complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the regulatory authority with which they were filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither First Savings nor FSB has been notified that any such First Savings Reports were deficient in any material respect as to form or content.

     2.10.  FIRST SAVINGS FINANCIAL STATEMENTS.  First Savings has Previously
            ----------------------------------
Disclosed to BancShares a copy of its audited consolidated statements of financial condition as of December 31, 1995 and December 31, 1996, and its consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1995 and 1996, together with notes thereto (collectively, the "First Savings Financial Statements"). The First Savings Financial Statements (including any related notes and schedules thereto) (I) are in accordance with First Savings' books and records, and (II) were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and present fairly First Savings' consolidated financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates indicated and for the periods specified therein. The First Savings Financial Statements have been audited by KPMG Peat Marwick LLP, which serves as First Savings' independent certified public accountants.

     2.11.  TAX RETURNS AND OTHER TAX MATTERS.  (I) First Savings and FSB each
            ---------------------------------
has timely filed or caused to be filed all federal, state and local income tax returns and reports which are required by law to have been filed, and, to the Best Knowledge of management of First Savings, all such returns and reports were true, correct and complete and contained all material information required to be contained therein; (II) all federal, state and local income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other taxes (including interest and penalties), charges and assessments which have become due from or been assessed or levied against First Savings or FSB or their respective properties have been fully paid or, if not yet due, a reserve or accrual which is adequate in all material respects for the payment of all such taxes to be paid and the obligation for such unpaid taxes is reflected on the First Savings Financial Statements; (III) the income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other tax returns and reports of First Savings and FSB have not been subjected to audit by the Internal Revenue Service (the "IRS") or the Department of Tax and Revenue of the State of North Carolina in the last ten years and neither First Savings nor FSB has received any indication of the pendency of any audit or examination in connection with any such tax return or report and, to the Best Knowledge of management of First Savings and FSB, no such return or report is subject to adjustment; and (IV) neither First Savings nor FSB has executed any waiver or extended the statute of limitations (or been asked to execute a waiver or extend a statute of limitation) with respect to any tax year, the audit of any such tax return or report or the assessment or collection of any tax.

     2.12.  ABSENCE OF MATERIAL ADVERSE CHANGES OR CERTAIN OTHER EVENTS.
            -----------------------------------------------------------

                    (I) Since December 31, 1996, First Savings and FSB have conducted their respective businesses only in the ordinary course, and there has been no material adverse change, and there has occurred no event or development and there currently exists no condition or circumstance which, with the lapse of time or otherwise, may or could cause, create or result in a material adverse change, in or affecting the financial condition of First Savings or FSB or their results of operations, prospects, business, assets, loan portfolio, investments, properties or operations .

                   (II) Since December 31, 1996, and other than in the ordinary course of its business, neither First Savings nor FSB has incurred any material liability or engaged in any material transaction or entered into any material agreement, increased the salaries, compensation or general benefits payable to its employees, suffered any material loss, destruction or damage to any of its properties or assets, or made a material acquisition or disposition of any assets or entered into any material contract or lease.

     2.13.  ABSENCE OF UNDISCLOSED LIABILITIES.  Neither First Savings nor FSB
            ----------------------------------
has any material liabilities or obligations, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (I) those reflected in the First Savings Financial Statements, (II) increases in deposit accounts since that date, or (III) obligations or liabilities (other than for increases in deposit accounts) incurred in the ordinary course of their business since December 31, 1996, and which do not, individually or in the aggregate, exceed $100,000.

     2.14.  COMPLIANCE WITH EXISTING OBLIGATIONS.  First Savings and FSB each
            ------------------------------------
has performed in all material respects all obligations required to be performed by it under, and it is not in default in any material respect under, or in violation in any material respect of, the terms and conditions of its respective Articles of Incorporation or Bylaws, and/or any material contract, agreement, lease, mortgage, note, bond, indenture, license, obligation, understanding or other undertaking (whether oral or written) to which it is bound or by which its business, capital stock or any property or asset may be affected.

     2.15.  LITIGATION AND COMPLIANCE WITH LAW.
            ----------------------------------

          (A) There are no actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the Best Knowledge of management of First Savings and FSB, any facts or circumstances which reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exist or are ongoing, pending or, to the Best Knowledge of management of First Savings and FSB, are threatened, contemplated or probable of assertion, against, relating to or otherwise affecting First Savings or FSB or any of their properties, assets or employees which, if determined adversely, could have a material adverse effect on the financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of First Savings or FSB or on the ability of First Savings to consummate the Merger.

          (B) First Savings and FSB each has all licenses, permits, orders, authorizations or approvals ("Permits") of any federal, state, local or foreign governmental or regulatory body that are material to or necessary for the conduct of its business or to own, lease and operate its properties; all such Permits are in full force and effect; no violations have occurred with respect to any such Permits; and no proceeding is pending or, to the Best Knowledge of management of First Savings and FSB, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

          (C) Neither First Savings nor FSB is subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority (including without limitation the FRB, the FDIC or the Administrator) relating to its financial condition, directors or officers, employees, operations, capital, regulatory compliance or otherwise; there are no judgments, orders, stipulations, injunctions, decrees or awards against First Savings or FSB which limit, restrict, regulate, enjoin or prohibit in any material respect any present or past business or practice of First Savings or FSB; and, neither First Savings nor FSB has been advised or has any reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, injunction, directive, memorandum, judgment, stipulation, decree or award.

          (D) To the Best Knowledge of management of First Savings and FSB, neither First Savings nor FSB is in violation or default in any material respect under, and each of them has complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any court or federal, state, municipal or other Regulatory Authority having jurisdiction or authority over it or its business operations, properties or assets (including without limitation all provisions of North Carolina law relating to usury, the Consumer Credit Protection Act, and all other laws and regulations applicable to extensions of credit by FSB). To the Best Knowledge of management of First Savings and FSB, there is no basis for any claim by any person or authority for compensation, reimbursement or damages or otherwise for any violation of any of the foregoing.

     2.16.  REAL PROPERTIES.  First Savings has Previously Disclosed to
            ---------------
BancShares a listing as of February 28, 1997, of all real property owned by First Savings or FSB (including FSB's banking facilities and all other real estate or foreclosed properties, including improvements, thereon owned by FSB) (the "Real Property"). With respect to all Real Property, First Savings or FSB has good and marketable fee simple title to such Real Property and owns the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than (I) the lien of current taxes not yet due and payable, and (II) such imperfections of title and restrictions, covenants and easements (including utility easements) which do not materially affect the value of the Real Property and which do not and will not materially detract from, interfere with or restrict the present or future use of the properties subject thereto or affected thereby.

          Neither First Savings nor FSB is a party (whether as lessee or lessor) to any lease or rental agreement with respect to any real property.

          To the Best Knowledge of management of First Savings and FSB, the Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental authority, including those relating to zoning, building and use permits, and the Real Property may be used under applicable zoning ordinances for commercial banking facilities as a matter of right rather than as a conditional or nonconforming use.

          To the Best Knowledge of management of First Savings and FSB, all improvements and fixtures included in or on the Real Property are in good condition and repair, ordinary wear and tear excepted, and there does not exist any condition which in any material respect interferes with FSB's use (or will interfere with FCB's use after the Merger) or affects the economic value thereof.

     2.17.  LOANS, ACCOUNTS, NOTES AND OTHER RECEIVABLES.
            --------------------------------------------

          (A) All loans, accounts, notes and other receivables reflected as assets on First Savings' and FSB's books and records (I) have resulted from bona fide business transactions in the ordinary course of FSB's operations, (II) in all material respects were made in accordance with FSB's past practices, and
(III) are owned by FSB free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership or collection rights of any other person or entity.

          (B) All records of FSB regarding all outstanding loans, accounts, notes and other receivables, and all other real estate owned, are accurate in all material respects, and, with respect to each loan which FSB's loan documentation indicates is secured by any real or personal property or property rights ("Loan Collateral"), such loan is secured by valid, perfected and enforceable liens on all such Loan Collateral having the priority described in FSB's records of such loan.

          (C) To the Best Knowledge of management of First Savings and FSB, each loan reflected as an asset on First Savings' and FSB's books, and each guaranty therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim has been asserted with respect to any such loan or guaranty.

          (D) First Savings has Previously Disclosed to BancShares (I) a written listing of each loan, extension of credit or other asset of FSB which, as of February 28, 1997, was classified by the FDIC, the Administrator or by FSB as "Loss," "Doubtful," "Substandard" or "Special Mention" (or otherwise by words of similar import), or which FSB otherwise has designated as a special asset or for special handling or placed on any "watch list" because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or Loan Collateral therefor, and (II) a written listing of each loan or extension of credit of FSB which, as of February 28, 1997, was past due more than 60 days as to the payment of principal and/or interest, or as to which any obligor thereon (including the borrower or any guarantor) otherwise was in default, was the subject of a proceeding in bankruptcy or otherwise has indicated any inability or intention not to repay such loan or extension of credit.

          (E) FSB's reserve for possible loan losses (the "Loan Loss Reserve") has been established in conformity with GAAP and, in the best judgment of management of First Savings and FSB, is reasonable in view of the size and character of FSB's loan portfolio, current economic conditions and other relevant factors, and is adequate to provide for losses relating to or the risk of loss inherent in FSB's loan portfolios and other real estate owned.

     2.18.  SECURITIES PORTFOLIO AND INVESTMENTS.  First Savings has Previously
            ------------------------------------
Disclosed to BancShares a listing of all securities owned, of record or beneficially, by it or FSB as of December 31, 1996. All securities owned, of record or beneficially, by First Savings and FSB are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory (other than customary pledges in the ordinary course of FSB's business to secure public funds deposits), which would materially impair the ability of First Savings or FSB to dispose freely of any such security and/or otherwise to realize the benefits of ownership thereof at any time. There are no voting trusts or other agreements or undertakings to which First Savings or FSB is a party with respect to the voting of any such securities. With respect to all "repurchase agreements" to which FSB has "purchased" securities under agreement to resell, FSB has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt owed to FSB which is secured by such collateral.

          Except for fluctuations in the market values of United States Treasury and agency or municipal securities, since December 31, 1996, there has been no material deterioration or adverse change in the quality, or any material decrease in the value, of First Savings' or FSB's securities portfolio as a whole.

     2.19.  PERSONAL PROPERTY AND OTHER ASSETS.  All banking equipment, data
            ----------------------------------
processing equipment, vehicles, and other personal property used by First Savings or FSB in and material to the operation of their businesses are owned by First Savings or FSB free and clear of all liens, encumbrances, leases, title defects or exceptions to title. To the Best Knowledge of management of First Savings and FSB, all of First Savings' or FSB's personal property material to its business is in good operating condition and repair, ordinary wear and tear excepted.

     2.20.  PATENTS AND TRADEMARKS.  To the Best Knowledge of management of
            ----------------------
First Savings and FSB, First Savings and FSB each owns, possesses or has the right to use any and all patents, licenses, trademarks, trade names, copyrights, trade secrets and proprietary and other confidential information necessary to conduct its business as now conducted. Neither First Savings nor FSB has violated, and currently is not in conflict with, any patent, license, trademark, trade name, copyright or proprietary right of any other person or entity.

     2.21.  ENVIRONMENTAL MATTERS.
            ---------------------

          (A)  As used in this Agreement:

               (I)       "Hazardous Substances" means any substance:

                 (A) listed as a hazardous substance by the Environmental Protection Agency under the Comprehensive Environmental Response, Compensation and Liability Act (42 USC (S)9601(14)) and the regulations promulgated thereunder at 40 CFR Part 302, and any amendments thereto;

                 (B) any crude oil or fraction thereof which is not otherwise specifically listed or designated as a hazardous substance under 42 USC
(S)9601(14); and,

               (C) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) which is not otherwise specifically listed or designated as a hazardous substance under 42 USC (S)9601(14); and,

          (II) "Environmental Laws" means the following and any implementing regulations promulgated thereunder by any federal, state or local agency and any subsequent statutes and regulations affecting the subject areas regulated by the following :

               (A) The Resource Conservation Recovery Act (42 USC (S)(S)6901-6992k), as amended;

               (B) The North Carolina Solid Waste Management Act (N.C. Gen. Stat. (S) 130A-290-310.22) as amended;

               (C)  The Clean Air Act (42 USC (S)(S) 7401-7642), as amended;

               (D)  The Clean Water Act (33 USC (S)(S) 1251-1387), as amended;

               (E) The North Carolina Water and Air Resources Act (N.C. Gen. Stat. (S)(S) 143-211-215.74A), as amended;

               (F) The Toxic Substances Control Act (15 USC (S)(S) 2601-2671), as amended;

               (G) The Safe Drinking Water Act (42 USC (S)(S) 300j-300-26), as amended;

               (H)  The Refuse Act (33 USC (S) 407), as amended;

               (I) The North Carolina Sedimentation Pollution Control Act (N.C. Gen. Stat. (S)(S) 113A-50-66), as amended;

               (J) The North Carolina Sanitary Sewage Systems Act (N.C. Gen. Stat. (S)(S) 130A-333-343), as amended;

               (K) The North Carolina Coastal Area Management Act (N.C. Gen. Stat. (S)(S) 113A-100-134.3), as amended;

               (L) The North Carolina Mountain Ridge Protection Act (N.C. Gen. Stat. (S)(S) 113A-205-214), as amended;

               (M) The North Carolina Dam Safety Law (N.C. Gen. Stat. (S)(S) 143-215.23-215-37), as amended;

               (N) The Insecticide, Fungicide and Rodenticide Act (7 USC (S)(S) 136-136y), as amended;

               (O) The North Carolina Hazardous Chemicals Right to Know Act (N.C. Gen. Stat. (S)(S) 95-173 through 218), as amended;

               (P)  The Occupational Safety & Health Act (29 USC (S)(S) 651-
673), as amended;

               (Q) The Comprehensive Environmental Response, Compensation and Liability Act (42 USC (S)(S) 9601-9675), as amended;

               (R) The Emergency Planning & Community Right-to-Know Act of 1986 (42 USC (S)(S) 11001, et seq.), as amended;

               (S)  The North Carolina Radiation Protection Act (N.C. Gen. Stat.
(S)(S) 140E-1-24), as amended;

               (T) The North Carolina Oil Pollution and Hazardous Substances Control Act (N.C. Gen. Stat. (S)(S) 143-215.75-94JJ), as amended;

               (U) The North Carolina Inactive Hazardous Sites Act (N.C. Gen. Stat. (S)(S) 130A-310-310.12), as amended;

               (V) The North Carolina Mining Act (N.C. Gen. Stat. (S)(S) 74-49 through 88), as amended;

               (W) The Hazardous Materials Transportation Act (49 USC (S)(S) 1801-1819), as amended; and,

               (X) The Oil Pollution Act of 1990 (33 USC (S)(S) 2701-2761), as amended.


          (B) First Savings has Previously Disclosed to BancShares copies of all written reports, correspondence, notices or other materials, if any, in its possession pertaining to environmental surveys or assessments of the Real Property, and any improvements thereon, or pertaining to any violation of Environmental Laws on, affecting or otherwise involving the Real Property or otherwise involving First Savings or FSB.

          (C) There has been no treatment, storage, disposal, emission, discharge, release, threatened release, removal, clean-up or remediation of any "Hazardous Substances" (as defined below) by any person prior to the date hereof on, from or relating to the Real Property which constitutes a violation of any Environmental Laws.

          (D) Neither First Savings nor FSB has violated any Environmental Laws, and there has been no violation of any Environmental Laws by any other person or entity for whose liability or obligation with respect to any particular matter or violation First Savings or FSB is or may be responsible or liable.

          (E) Neither First Savings nor FSB is subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to the Real Property or by any person or entity.

          (E) No facts, events or conditions relating to the Real Property or the operations of First Savings or FSB at any of their office locations, will prevent, hinder or limit continued compliance with Environmental Laws, or give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

          (F) To the Best Knowledge of management of First Savings and FSB (it being understood by BancShares that, for purposes of this representation, management of First Savings and FSB has not undertaken a review of each of FSB's loan files), (I) there has been no violation of any Environmental Laws with respect to or relating to any Loan Collateral by any person or entity for whose liability or obligation with respect to any particular matter or violation First Savings or FSB is or may be responsible or liable, (II) neither First Savings nor FSB is subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to any Loan Collateral, by any person or entity, and (III) there are no facts, events or conditions relating to any Loan Collateral that will give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities pursuant to Environmental Laws.

     2.22.  ABSENCE OF BROKERAGE OR FINDERS COMMISSIONS. With the exception of
            -------------------------------------------
First Savings arrangement with Trident Financial Corporation which has been Previously Disclosed to BancShares, (I) all negotiations relative to this Agreement and the transactions described herein have been carried on by First Savings directly (or through its special legal counsel) with BancShares; (II) no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, First Savings or its Board of Directors, as a broker, finder or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with or as a result of the transactions described herein; and, (III) First Savings has not agreed to pay any brokerage fee or other commission to any person or entity in connection with or as a result of the transactions described herein.

     2.23.  MATERIAL CONTRACTS.  Other than a benefit plan or employment
            ------------------
agreement Previously Disclosed to BancShares pursuant to Paragraph 2.25 below, neither First Savings nor FSB is a party to or bound by any agreement (I) involving money or other property in an amount or with a value in excess of $5,000, (II) which is not to be performed in full prior to December 31, 1997,
(III) which calls for the provision of goods or services to First Savings FSB and cannot be terminated without material penalty upon written notice to the other party thereto, (IV) which is material to First Savings or FSB and was not entered into in the ordinary course of business, (V) which involves hedging, options or any similar trading activity, or interest rate exchanges or swaps,
(VI) which commits First Savings or FSB to extend any loan or credit (with the exception of letters of credit, lines of credit and loan commitments extended in the ordinary course of FSB's business), (VII) which involves the sale of any assets of First Savings or FSB which are used in and material to the operation of their businesses, (VIII) which involves any purchase of real property, or which involves the purchase of any other assets in the amount of $5,000 in the case of any single transaction or $25,000 in the case of all such transactions, or (IX) which involves the purchase, sale, issuance, redemption or transfer of any capital stock or other securities of First Savings or FSB, or (X) with any director, officer or principal shareholder of First Savings or FSB (including without limitation any consulting agreement, but not including any agreement relating to loans or other banking services which were made in the ordinary course of FSB's business and on substantially the same terms and conditions as were prevailing at that time for similar agreements with unrelated persons).

          Neither First Savings nor FSB is in default in any material respect, and there has not occurred any event which with the lapse of time or giving of notice or both would constitute such a default, under any contract, lease, insurance policy, commitment or arrangement to which it is a party or by which it or its property is or may be bound or affected or under which it or its property receives benefits, where the consequences of such default would have a material adverse effect on the financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of First Savings or FSB.

     2.24.  EMPLOYMENT MATTERS; EMPLOYEE RELATIONS.   First Savings has
            --------------------------------------
Previously Disclosed to BancShares a listing of the names, years of credited service and current base salary or wage rates of all employees of First Savings or FSB as of February 28, 1997. First Savings and FSB each (I) has in all material respects paid in full to or accrued on behalf of all its respective directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all labor or services rendered, and all vacation pay, sick pay, severance pay, overtime pay and other amounts for which it is obligated under applicable law or First Savings' or FSB's existing agreements, benefit plans, policies or practices, and (II) is in compliance with all applicable federal, state and local laws, statutes, rules and regulations with regard to employment and employment practices, terms and conditions, and wages and hours and other compensation matters; and, no person has, to the Best Knowledge of management of First Savings or FSB, asserted that First Savings or FSB is liable in any amount for any arrearages in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

          There is no action, suit or proceeding by any person pending or, to the Best Knowledge of management of First Savings or FSB, threatened, against First Savings or FSB (or any of their respective employees), involving employment discrimination, sexual harassment, wrongful discharge or similar claims.

          Neither First Savings nor FSB is a party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or threatened labor dispute, work stoppage or strike involving First Savings or FSB and any of its employees, or any pending or threatened proceeding in which it is asserted that First Savings or FSB has committed an unfair labor practice; and, to the Best Knowledge of management of First Savings and FSB, there is no activity involving it or any of its employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

     2.25.  EMPLOYMENT AGREEMENTS; EMPLOYEE BENEFIT PLANS.
            ---------------------------------------------

            (A) First Savings has Previously Disclosed to BancShares a true and complete list of all bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans; all employment and severance contracts; all medical, dental, health, and life insurance plans; all vacation, sickness and other leave plans, disability and death benefit plans; and all other employee benefit plans, contracts, or arrangements maintained or contributed to by First Savings or FSB for the benefit of any employees, former employees, directors, former directors or any of their beneficiaries (collectively, the "Plans"). True and complete copies of all Plans, including, but not limited to, any trust instruments and/or insurance contracts, if any, forming a part thereof, and all amendments thereto, previously have been supplied to BancShares. Except as Previously Disclosed, neither First Savings nor FSB maintains, sponsors, contributes to or otherwise participates in any "Employee Benefit Plan" within the meaning of (S) 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "Multiemployer Plan" within the meaning of (S) 3(37) of ERISA, or any "Multiple Employer Welfare Arrangement" within the meaning of (S) 3(40) of ERISA. Each Plan which is an "employee pension benefit plan" within the meaning of (S) 3(2) of ERISA and which is intended to be qualified under (S) 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") has received or applied for a favorable determination letter from the IRS and neither First Savings nor FSB is aware of any circumstances reasonably likely to result in the revocation or denial of any such favorable determination letter. All reports and returns with respect to the Plans (and any Plans previously maintained by First Savings or FSB) required to be filed with any governmental department, agency, service or other authority, including without limitation Internal Revenue Service Form 5500 (Annual Report), have been properly and timely filed.

            (B) All "Employee Benefit Plans" maintained by or otherwise covering employees or former employees of First Savings or FSB, to the extent subject to ERISA, currently are, and at all times have been, in compliance with all material provisions and requirements of ERISA. There is no pending or threatened litigation relating to any Plan or any such Plan previously maintained by First Savings or FSB. Neither First Savings nor FSB has engaged in a transaction with respect to any Plan that could subject First Savings or FSB to a tax or penalty imposed by either (S) 4975 of the Code or (S) 502(i) of ERISA.

          (C) First Savings has delivered to BancShares a true, correct and complete copy (including copies of all amendments thereto) of each retirement plan maintained by it or FSB which is intended to be a plan qualified under
Section 401(a) of the Code (collectively, the "Retirement Plans"), together with true, correct and complete copies of the summary plan descriptions relating to the Retirement Plans, the most recent determination letters received from the IRS regarding the Retirement Plans, and the most recent Annual Reports (Form 5500 series) and related schedules, if any, for the Retirement Plans.

               The Retirement Plans are qualified under the provisions of (S) 401(a) of the Code, the trusts under the Retirement Plans are exempt trusts under (S) 501(a) of the Code, and determination letters have been issued or applied for with respect to the Retirement Plans to said effect, including determination letters covering the current terms and provisions of the Retirement Plans. There are no issues relating to said qualification or exemption of the Retirement Plans currently pending before the IRS, the United States Department of Labor, the Pension Benefit Guaranty Corporation or any court. The Retirement Plans and the administration thereof meet (and have met since the establishment of the Retirement Plans) in all material respects all of the applicable requirements of ERISA, the Code and all other laws, rules and regulations applicable to the Retirement Plans and do not violate (and since the establishment of the Retirement Plans have not violated) in any material respect any of the applicable provisions of ERISA, the Code and such other laws, rules and regulations. Without limiting the generality of the foregoing, all reports and returns with respect to the Retirement Plans required to be filed with any governmental department, agency, service or other authority have been properly and timely filed. There are no issues or disputes with respect to the Retirement Plans or the administration thereof currently existing between First Savings, FSB, or any trustee or other fiduciary thereunder, and any governmental agency, any current or former employee of First Savings or FSB or beneficiary of any such employee or any other person or entity. No "reportable event" within the meaning of (S) 4043(b) of ERISA has occurred at any time with respect to the Retirement Plans.

          (D) No liability under subtitle C or D of Title IV of ERISA has been or is expected to be incurred by First Savings or FSB with respect to the Retirement Plans or with respect to any other ongoing, frozen or terminated defined benefit pension plan currently or formerly maintained by First Savings or FSB. Neither First Savings nor FSB presently contributes to a "Multiemployer Plan" or has contributed to such a plan within the five calendar years since December 31, 1992. All contributions required to be made pursuant to the terms of each of the Plans (including without limitation the Retirement Plans and any other "pension plan" (as defined in (S) 3(2) of ERISA, provided such plan is intended to qualify under the provisions of Section 401(a) of the Code) maintained by First Savings or FSB) have been timely made. Neither the Retirement Plans nor any other "pension plan" maintained by First Savings or FSB have an "accumulated funding deficiency" (whether or not waived) within the meaning of (S) 412 of the Code or (S) 302 of ERISA. Neither First Savings nor FSB has provided, and is not required to provide, security to any "pension plan" or to any "Single Employer Plan" pursuant to (S) 401(a)(29) of the Code. Except as described below, under the Retirement Plans and any other "pension plan" maintained by First Savings or FSB as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities," within the meaning of (S) 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the plan's most recent actuarial valuation) did not exceed the then current value of the assets of such plan, and there has been no material change in the financial condition of any such plan since the last day of the most recent plan year.

          (E) Except as provided in the terms of the Plans themselves, there are no restrictions on the rights of First Savings or FSB to amend or terminate any Plan without incurring any liability thereunder. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (except as otherwise specifically provided herein) (I) result in any payment to any person (including without limitation any severance compensation or payment, unemployment compensation, "golden parachute" or "change in control" payment, or otherwise) becoming due under any plan or agreement to any director, officer, employee or consultant, (II) increase any benefits otherwise payable under any plan or agreement, or (III) result in any acceleration of the time of payment or vesting of any such benefit.

          (F) FSB has initiated the process of terminating its defined benefit pension plan (the "FSB Pension Plan") effective as of April 15, 1997. There will be no further benefit accruals under the FSB Pension Plan after that date. FSB has received from the actuaries of the FSB Pension Plan, W. E. Stanley, Inc. ("Stanley"), a written valuation of the assets of the FSB Pension Plan as of March 20, 1997, which reflects that the actuarially determined present value of all "benefit liabilities," within the meaning of (S) 4001(a)(16) of ERISA (and as determined on the basis of the actuarial assumptions contained in that valuation) of the FSB Pension Plan exceeded the then current value of the assets of the Plan by an aggregate of $81,000.

     2.26.  INSURANCE.  First Savings has Previously Disclosed to BancShares a
            ---------
listing of each blanket bond, liability insurance, life insurance or other insurance policy in effect on February 28, 1997, and in which it or FSB was an insured party or beneficiary (the "Policies"). The Policies provide coverage in such amounts and against such liabilities, casualties, losses or risks as is customary or reasonable for entities engaged in the businesses of First Savings or FSB or as is required by applicable law or regulation; and, in the reasonable opinion of management of First Savings and FSB, the insurance coverage provided under the Policies is reasonable and adequate in all respects for First Savings and the Subsidiaries. Each of the Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to transact business in North Carolina; and, First Savings and FSB each has complied in all material respects with requirements (including the giving of required notices) under each such Policy in order to preserve all rights thereunder with respect to all matters. Neither First Savings nor FSB is in default under the provisions of, has received notice of cancellation or nonrenewal of or any premium increase on, or has failed to pay any premium on, any Policy, and, to the Best Knowledge of management of First Savings and FSB, there has not been any inaccuracy in any application for any Policy. There are no pending claims with respect to any Policy, and, to the Best Knowledge of management of First Savings and FSB, there currently are no conditions, and there has occurred no event, that is reasonably likely to form the basis for any such claim.

     2.27.  INSURANCE OF DEPOSITS.  All deposits of FSB are insured by the
            ---------------------
Savings Association Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from FSB to the FDIC have been paid in full in a timely fashion, and, to the Best Knowledge of management of First Savings' and FSB's, no proceedings have been commenced or are contemplated by the FDIC or otherwise to terminate such insurance.

     2.28.  OBSTACLES TO REGULATORY APPROVAL OR TAX TREATMENT.  To the Best
            -------------------------------------------------
Knowledge of management of First Savings and FSB, there exists no fact or condition (including FSB's record of compliance with the Community Reinvestment
Act) relating to First Savings or FSB that may reasonably be expected to prevent or materially impede or delay BancShares or First Savings from obtaining the regulatory approvals required in order to consummate transactions described herein; and, if any such fact or condition becomes known to First Savings or FSB, First Savings shall promptly (and in any event within three days after obtaining such Knowledge) give notice of such fact or condition to BancShares in the manner provided herein.

     2.29.  DISCLOSURE.  To the Best Knowledge of management of First Savings
            ----------
and FSB, no written statement, certificate, schedule, list or other written information furnished by or on behalf of First Savings or FSB at any time to BancShares in connection with this Agreement and the transactions described herein, when considered as a whole, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. Each document delivered by First Savings or FSB to BancShares in connection with this Agreement and the transactions described herein which is a copy or duplicate of the original document is a true, accurate and complete copy of such document, unmodified except by another document delivered thereby.

           ARTICLE III. REPRESENTATIONS AND WARRANTIES OF BANCSHARES

     Except as otherwise specifically described herein or as Previously Disclosed by BancShares to First Savings, BancShares hereby makes the following representations and warranties to First Savings.

     3.01.  ORGANIZATION; STANDING; POWER.  BancShares (I) is duly organized and
            -----------------------------
incorporated, validly existing and in good standing (as a business corporation) under the laws of Delaware, (II) has all requisite power and authority (corporate and other) to own its respective properties and conduct its business as now being conducted, and (III) is duly qualified to do business and is in good standing in each other jurisdiction in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on BancShares and its subsidiaries considered as one enterprise.

     3.02.  AUTHORIZATION AND VALIDITY OF AGREEMENT.  This Agreement has been
            ---------------------------------------
duly and validly approved by the Executive Committee of BancShares' Board of Directors. Subject only to ratification and approval of this Agreement by BancShares' Board of Directors (as contemplated by Paragraph 5.01 below) and required approvals of Regulatory Authorities (as contemplated by Paragraph 6.02 below), (I) BancShares has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described herein, (II) all corporate proceedings required to be taken to authorize BancShares to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly taken, and (III) this Agreement constitutes the valid and binding agreement of BancShares enforceable in accordance with its terms (except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally, (B) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

     3.03.  VALIDITY OF TRANSACTIONS; ABSENCE OF REQUIRED CONSENTS OR WAIVERS.
            -----------------------------------------------------------------
Except where the same would not have a material adverse effect on BancShares and its subsidiaries considered as one enterprise, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by BancShares with any of its obligations or agreements contained herein, will: (I) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, BancShares' Certificate of Incorporation or Bylaws, or any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which BancShares is bound or by which it, its business, capital stock or any of its respective properties or assets may be affected; (II) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of BancShares' properties or assets; (III) violate any applicable federal or state statute, law, rule or regulation, or any order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, which violation will or may have a material adverse affect on BancShares or its ability to consummate the transactions described herein; or (IV) result in the acceleration of any material obligation or indebtedness of BancShares; or, (V) interfere with or otherwise adversely affect BancShares' ability to carry on its business as presently conducted.

          No consents, approvals or waivers are required to be obtained from any person or entity in connection with BancShares' execution and delivery of this Agreement, or the performance of its obligations or agreements or the consummation of the transactions described herein, except for required approvals of Regulatory Authorities described in Paragraph 7.01.a below.

     3.04.  OBSTACLES TO REGULATORY APPROVAL.  To the Best Knowledge of the
            --------------------------------
executive officers of BancShares, no fact or condition (including FCB's record of compliance with the Community Reinvestment Act) relating to BancShares or FCB exists that may reasonably be expected to prevent or materially impede or delay BancShares or First Savings from obtaining the regulatory approvals required in order to consummate transactions described herein; and, if any such fact or condition becomes known to the executive officers of BancShares, BancShares promptly (and in any event within three days after obtaining such Knowledge) shall communicate such fact or condition to the President of First Savings.

     3.05.  DISCLOSURE.  To the Best Knowledge of the executive officers of
            ----------
BancShares, no written statement, certificate, schedule, list or written information furnished by or on behalf of BancShares at any time to First Savings in connection with this Agreement (including without limitation the statements contained herein), when considered as a whole, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. Each document delivered or to be delivered by BancShares to First Savings is or will be a true and complete copy of such document, unmodified except by another document delivered by BancShares.

     3.06.  LITIGATION AND COMPLIANCE WITH LAW.  There are no actions, suits,
            ----------------------------------
arbitrations, controversies or other proceedings or investigations (or, to the Best Knowledge and belief of the executive officers of BancShares, any facts or circumstances which reasonably could result in such), including without limitation any such action by any governmental or regulatory authority, which currently exist or are ongoing, pending or, to the Best Knowledge of the executive officers of BancShares, threatened, contemplated or probable of assertion, against, relating to or otherwise affecting BancShares or its subsidiaries or any of their properties, assets or employees which, if determined adversely, could have a material adverse effect on the ability of BancShares to consummate the Merger.

     3.07.  NO SHAREHOLDER APPROVAL.  In as much as (I) this Agreement does not
            -----------------------
amend in any respect BancShares' Certificate of Incorporation, (II) each share of BancShares' Class A and Class B common stock outstanding immediately prior to the Effective Time will be an identical outstanding share of BancShares after the Effective Time, and (III) no shares of common stock of BancShares, and no shares, securities or obligations convertible into shares of such common stock, are to be issued or delivered under this Agreement, then, no approval of BancShares' shareholders is required under the Delaware General Corporation Law in order to consummate the Merger.

                    ARTICLE IV.  COVENANTS OF FIRST SAVINGS

     4.01.  AFFIRMATIVE COVENANTS OF FIRST SAVINGS.  First Savings hereby
            --------------------------------------
covenants and agrees as follows with BancShares:

            A.   CONDUCT OF BUSINESS PRIOR TO EFFECTIVE TIME.  While the parties
                 -------------------------------------------
recognize that the operation of First Savings and FSB until the Effective Time is the responsibility of their respective Boards of Directors and officers, First Savings agrees that, between the date of this Agreement and the Effective Time, and except as otherwise provided herein, First Savings and FSB each will carry on its business in and only in the regular and usual course in substantially the same manner as such business heretofore was conducted, and, to the extent consistent with such business and within its ability to do so, First Savings agrees that it will, and it will cause FSB to:

               (I) make all reasonable efforts in good faith to preserve intact its present business organization, keep available its present officers and employees, and preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business relationships with it;

              (II) maintain all of its properties and equipment in customary repair, order and condition, ordinary wear and tear excepted;

             (III) maintain its books of account and records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

              (IV) comply in all material respects with all laws, rules and regulations applicable to it, its properties, assets or employees and to the conduct of its business;

               (V) not change its existing loan underwriting guidelines, policies or procedures in any material respect except as may be required by law;

              (VI) continue to maintain in force insurance such as is described in Paragraph 2.26 above; not modify any bonds or policies of insurance in effect as of the date hereof unless the same, as modified, provides substantially equivalent coverage; and, not cancel, allow to be terminated or, to the extent available, fail to renew, any such bond or policy of insurance unless the same is replaced with a bond or policy providing substantially equivalent coverage; and,

             (VII) promptly provide to BancShares such information about its and its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations, as BancShares reasonably shall request.

          B.   PERIODIC FINANCIAL AND OTHER INFORMATION.  Following the date of
               ----------------------------------------
this Agreement and until the Effective Time, First Savings promptly will deliver to BancShares:

               (I) an income statement and a statement of condition for FSB within 20 days after each month end;

              (II) a copy of all annual or interim financial statements prepared by or for First Savings or FSB;

             (III) a copy of each report, registration, statement or other regulatory filing made by First Savings or FSB with any Regulatory Authority within ten days following the filing thereof;

              (IV) information regarding each new extension of credit by FSB in excess of $50,000 (excluding single-family residential mortgage loans originated in accordance with its past practices) within ten days after FSB's issuance of a commitment on such loan;

               (V) an analysis of the Loan Loss Reserve and management's assessment of the adequacy of the Loan Loss Reserve, which analysis and assessment shall include a list of all classified or "watch list" loans, along with the outstanding balance and amount specifically allocated to the Loan Loss Reserve for each such classified or "watch list" Loan, all within ten days after each fiscal quarter end; and,

              (VI) the following information with respect to FSB's loans and other extensions of credit (such assets herein referred to as "Loans") as of the end of each calendar month in form and substance as is usual and customary in the conduct of FSB's business and to be furnished within ten days of the end of the preceding month:

                    (A) a list of Loans past due for 60 days or more as to principal or interest;

                    (B)  a list of Loans in nonaccrual status;

                    (C) a list of all Loans over $50,000 without principal reduction for a period of longer than one year;

                    (D) a list of all foreclosed real property or other real estate owned and all repossessed personal property;

                    (E) a list of each reworked or restructured Loan over $50,000 and still outstanding, including original terms, restructured terms and status; and

                    (F) a list of any actual or threatened litigation by or against FSB pertaining to any Loan or credit, which list shall contain a description of circumstances surrounding such litigation, its present status and management's evaluation of such litigation.

               C.   NOTICE OF CERTAIN CHANGES OR EVENTS.  Following the
                    -----------------------------------
execution of this Agreement and up to the Effective Time, First Savings promptly will notify BancShares in writing of and provide to it such information as it shall request regarding (I) any material adverse change in its consolidated financial condition, consolidated results of operations, prospects, business, assets, loan portfolio, investments, properties or operations, or of the actual or prospective occurrence of any condition or event which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change, or of (II) the actual or prospective existence or occurrence of any condition or event which, with the lapse of time or otherwise, has caused or may or could cause any statement, representation or warranty of First Savings herein to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or may or could cause, create or result in the breach or violation in any material respect of any of First Savings' covenants or agreements contained herein or in the failure of any of the conditions described in Paragraphs 7.01 or 7.03 below.

               D.   ACCRUALS FOR LOAN LOSS RESERVE AND EXPENSES.  First
                    -------------------------------------------
Savings will cooperate with BancShares and will make, or cause FSB to make, such appropriate accounting entries in its books and records and take such other actions as BancShares shall, in its sole discretion, deem to be necessary or desirable in anticipation of the Merger, including without limitation additional provisions to FSB's Loan Loss Reserve or accruals or the creation of reserves for employee benefit and Merger-related expenses; provided, however, that notwithstanding anything contained herein to the contrary, and except as otherwise agreed to by First Savings and BancShares, First Savings shall not be required to make any such accounting entries until immediately prior to the Closing.

               E.   CONSENTS TO ASSIGNMENT OF LEASES.  First Savings will use
                    --------------------------------
its best efforts to obtain all required consents of its lessors to the assignment to BancShares of First Savings' rights and obligations under any personal property leases, each of which consents shall be in such form as shall be specified by BancShares.

               F.   ACCESS.  First Savings agrees that, following the date of
                    ------
this Agreement and to and including the Effective Time, it will provide, and will cause FSB to provide, BancShares and its employees, accountants, legal counsel, environmental consultants or other representatives, access to all its and FSB's books, records, files and other information (whether maintained electronically or otherwise), to all its and FSB's properties and facilities, and to all its and FSB's employees, accountants, legal counsel and consultants as BancShares shall, in its sole discretion, consider to be necessary or appropriate; provided, however, that any investigation or reviews conducted by or on behalf of BancShares shall be performed in such a manner as will not interfere unreasonably with First Savings' or FSB's normal operations or with their relationship with their customers or employees, and shall be conducted in accordance with procedures established by the parties having due regard for the foregoing.

Notwithstanding anything contained herein to the contrary, text relating to discussions with First Savings' financial advisors or legal counsel, or among directors, regarding (I) business plans and strategy with respect to proposals to acquire First Savings, (II) the terms of tentative proposals from other financial institutions, including BancShares, to acquire First Savings, (III) negotiations with BancShares regarding the transactions described herein, may, at First Savings' option and discretion, be excised from copies of minutes of proceedings of First Savings' Board of Directors to which BancShares' is given access pursuant to this Paragraph 4.01.f. However, all such excised materials will be made available to BancShares immediately prior to the Closing.

          G.   DEPOSIT LIABILITIES.  Following the date of this Agreement, First
               -------------------
Savings will make, and will cause FSB to make, pricing decisions with respect to its deposit accounts in a manner consistent with its past practices based on competition and prevailing market rates in Reidsville, North Carolina.

          H.   FURTHER ACTION; INSTRUMENTS OF TRANSFER.  First Savings covenants
               ---------------------------------------
and agrees with BancShares that it (I) will use its best efforts in good faith to take or cause to be taken all action required of it or FSB hereunder as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date, (II) shall perform all acts and execute and deliver to BancShares all documents or instruments required herein or as otherwise shall be reasonably necessary, or useful to or requested by BancShares, in consummating such transactions, and, (III) will cooperate with BancShares in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

          I.   CANCELLATION OF BISYS AGREEMENT.  First Savings will take, or
               -------------------------------
will cause FSB to take, such steps (including the sending of 180-day prior written notice of termination) as are necessary to cause FSB's current contract for data processing with BISYS, Inc., to terminate pursuant to its terms at the conclusion of its current term on March 14, 1998, and to prevent that contract from being renewed or continuing in effect for any additional term or period of time.

     4.02.  NEGATIVE COVENANTS OF FIRST SAVINGS.  First Savings hereby covenants
            -----------------------------------
and agrees that, between the date hereof and the Effective Time, neither First Savings nor FSB will do any of the following things or take any of the following actions without the prior written consent and authorization of BancShares' Vice Chairman or Chief Financial Officer.

          A.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.  Neither First
               -------------------------------------------------
Savings nor FSB will amend its Articles or Articles of Incorporation or Bylaws.

          B.   CHANGE IN CAPITAL STOCK.  Neither First Savings nor FSB will (I)
               -----------------------
make any change in its authorized capital stock, or create any other or additional authorized capital stock or other securities, or (II) with the exception of shares sold between the date of this Agreement and the Effective Time upon the exercise of options granted prior to the date of this Agreement pursuant to the terms of First Savings' stock option plan approved by its shareholders, issue (including any issuance of shares pursuant to a stock dividend), sell, purchase, redeem, retire, reclassify, combine or split any shares of its capital stock or other securities (including securities convertible into capital stock), or enter into any agreement or understanding with respect to any such action.

          C.   OPTIONS, WARRANTS AND RIGHTS.  Neither First Savings nor FSB will
               ----------------------------
grant or issue any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into capital stock) or enter into any agreement or understanding with respect to any such action.

          D.   DIVIDENDS.  Neither First Savings nor FSB will declare or pay any
               ---------
dividends on its outstanding shares of capital stock or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders except for the Permitted Dividends as described in Paragraph 1.05.a above and except for dividends paid by FSB to First Savings in such amounts as shall be necessary to fund the Permitted Dividends.

          E.   EMPLOYMENT, BENEFIT OR RETIREMENT AGREEMENTS OR PLANS.  Except as
               -----------------------------------------------------
required by law, neither First Savings nor FSB will (I) enter into or become bound by any oral or written contract, agreement or commitment for the employment or compensation of any director, officer, employee or consultant which is not immediately terminable by First Savings or FSB without cost or other liability on no more than 30 days' notice; (II) adopt, enter into or become bound by any new or additional profit-sharing, bonus, incentive, change in control or "golden parachute," stock option, stock purchase, pension, retirement, insurance (hospitalization, life or other), paid leave (sick leave, vacation leave or other) or similar contract, agreement, commitment, understanding, plan or arrangement (whether formal or informal) with respect to or which provides for benefits for any of its current or former directors, officers, employees or consultants; or (III) enter into or become bound by any contract with or commitment to any labor or trade union or association or any collective bargaining group.

          F.   INCREASE IN COMPENSATION.  With the exception of reasonable and
               ------------------------
customary increases in annual salary based on merit and effected at such times and in such manner and amounts as shall be consistent with their past compensation policies and practices, neither First Savings nor FSB will increase the compensation or benefits of, or pay any bonus or other special or additional compensation to, any of its directors, officers, employees or consultants.

          G.   ACCOUNTING PRACTICES.  Neither First Savings nor FSB will make
               --------------------
any changes in its accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by GAAP or governmental regulations).

          H.   ACQUISITIONS; ADDITIONAL BRANCH OFFICES.  Neither First Savings
               ---------------------------------------
nor FSB will directly or indirectly (I) acquire or merge with, or acquire any branch or all or any significant part of the assets of, any other person or entity, (II) open any new branch office, or (III) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction or the opening of a new branch office.

          I.   CHANGES IN BUSINESS PRACTICES.  Except as may be required by the
               -----------------------------
FRB, the FDIC, the Administrator or any other governmental or other regulatory agency or as shall be required by applicable law, regulation or this Agreement, neither First Savings nor FSB will (I) change in any material respect the nature of its business or the manner in which it conducts its business, (II) discontinue any material portion or line of its business, or (III) change in any material respect its lending, investment, asset-liability management or other material banking or business policies.

          J.   EXCLUSIVE MERGER AGREEMENT.  Unless, due to a material change in
               --------------------------
circumstances after the date hereof, First Savings' Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that any such action or inaction would violate the directors' duties or obligations as such to First Savings or to its shareholders, neither First Savings nor FSB will, directly or indirectly, through any person (I) encourage, solicit or attempt to initiate or procure discussions, negotiations or offers with or from any person or entity (other than BancShares) relating to a merger or other acquisition of First Savings or the purchase or acquisition of any First Savings Stock or FSB Stock, any branch office of FSB or all or any significant part of First Savings' or FSB's assets; or provide assistance to any person in connection with any such offer; (II) except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning First Savings or FSB or their respective business, or afford to any other person or entity access to its properties, facilities, books or records; (III) sell or transfer any branch office of FSB or all or any significant part of First Savings' or FSB's assets to any other person or entity; or (IV) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

          K.   ACQUISITION OR DISPOSITION OF ASSETS.  Neither First Savings nor
               ------------------------------------
FSB will:

                    (I) Sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of any real estate; or sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of any equipment or any other fixed or capital asset (other than real estate) having a book value or a fair market value, whichever is greater, of more than $5,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

                    (II) Purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of any real property in any amount; or purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of any equipment or any other fixed assets (other than real estate) having a purchase price, or involving aggregate lease payments, in excess of $5,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

                    (III) Enter into any purchase commitment for supplies or services which calls for prices of goods or fees for services materially higher than current market prices or fees or which obligates First Savings or FSB for a period longer than twelve months;

                    (IV) Except in the ordinary course of its business consistent with its past practices, sell, purchase or repurchase, or enter into or become bound by any contract, agreement, option or commitment to sell, purchase or repurchase, any loan or other receivable or any participation in any loan or other receivable; or

                    (V) Sell or dispose of, or enter into or become bound by any contract, agreement, option or commitment relating to the sale or other disposition of, any other asset (whether tangible or intangible, and including without limitation any trade name, trademark, copyright, service mark or intellectual property right or license); or assign its right to or otherwise give any other person its permission or consent to use or do business under the corporate name of First Savings or FSB or any name similar thereto; or release, transfer or waive any license or right granted to it by any other person to use any trademark, trade name, copyright, service mark or intellectual property right.

          L.   DEBT; LIABILITIES.  Except in the ordinary course of its business
               -----------------
consistent with its past practices, neither First Savings nor FSB will (I) enter into or become bound by any promissory note, loan agreement or other agreement or arrangement pertaining to its borrowing of money, (II) assume, guarantee, endorse or otherwise become responsible or liable for any obligation of any other person or entity, or (III) incur any other liability or obligation (absolute or contingent).

          M.   LIENS; ENCUMBRANCES.  Neither First Savings nor FSB will
               -------------------
mortgage, pledge or subject any of its assets to, or permit any of its assets to become or, except for those liens or encumbrances Previously Disclosed to BancShares, remain subject to, any lien or any other encumbrance (other than in the ordinary course of business consistent with its past practices in connection with securing public funds deposits or repurchase agreements).

          N.   WAIVER OF RIGHTS.  Neither First Savings nor FSB will waive,
               ----------------
release or compromise any material rights in its favor except in the ordinary course of business and in good faith for fair value in money or money's worth, nor waive, release or compromise any rights against or with respect to any of its officers, directors or shareholders or members of families of officers, directors or shareholders.

          O.   OTHER CONTRACTS.  Neither First Savings nor FSB will enter into
               ---------------
or become bound by any contracts, agreements, commitments or understandings (other than those permitted elsewhere in this Paragraph 4.02) (I) for or with respect to any charitable contributions; (II) with any governmental or regulatory agency or authority; (III) pursuant to which First Savings or FSB would assume, guarantee, endorse or otherwise become liable for the debt, liability or obligation of any other person or entity; (IV) which is entered into other than in the ordinary course of its business; or (V) which, in the case of any one contract, agreement, commitment or understanding, and whether or not in the ordinary course of its business, would obligate or commit First Savings or FSB to make expenditures over any period of time of more than $5,000 (other than contracts, agreements, commitments or understandings entered into in the ordinary course of FSB's lending operations).

          P.   DEPOSIT LIABILITIES.  Neither First Savings nor FSB will make any
               -------------------
material change in their current deposit policies and procedures and shall not take any actions designed to materially decrease the aggregate level of deposits as of the date of this Agreement.

          Q.   FORECLOSURES.  In connection with any foreclosure of a mortgage
               ------------
or deed of trust securing a loan of FSB, First Savings will not bid for or purchase, and it will take such action as shall be necessary to prevent FSB from bidding for or purchasing, any real property which is covered by that mortgage or deed of trust or which is the subject of that foreclosure.

                      ARTICLE V.  COVENANTS OF BANCSHARES

     BancShares hereby covenants and agrees as follows with First Savings:

     5.01.  RATIFICATION OF AGREEMENT BY BOARD OF DIRECTORS.  Management of
            -----------------------------------------------
BancShares will submit this Agreement to its Board of Directors for ratification and approval at its next regularly scheduled meeting following the date hereof.

     5.02.  EMPLOYEES; SEVERANCE PAYMENTS; EMPLOYEE BENEFITS.
            ------------------------------------------------

            A. EMPLOYMENT AGREEMENTS.  At the Effective Time, and upon
               ---------------------
termination of and in substitution for their current employment agreements with FSB, BancShares will enter into, or will cause FCB to enter into, employment/consulting agreements with each of David S. Kemp and Cynthia F. Teague, in each case in substantially the form attached as Schedule A to this Agreement (the "Employment Agreements"). Mr. Kemp's Employment Agreement will provide for an initial term of employment of three years, with an option exercisable by Mr. Kemp to extend the term for an additional period of three years, and total annual compensation (including salary, bonuses and any other cash compensation) of $120,000 per year during the initial term and $60,000 during the extended term, if any. Ms. Teague's Employment Agreement will provide for an initial term of employment of three years, with an option exercisable by Ms. Teague to extend the term for an additional period of two years, and total annual compensation (including salary, bonuses and any other cash compensation) of $60,000 per year during the initial term and $25,000 during the extended term, if any.

            B. EMPLOYMENT OF OTHER EMPLOYEES.  In the case of employees of FSB
               -----------------------------
other than David S. Kemp and Cynthia F. Teague, and provided they remain employed by FSB at the Effective Time, BancShares will attempt in good faith, but shall have no obligation, to locate suitable positions with FCB for which employment may be offered to all other employees of FSB. Any employment so offered to an employee of FSB shall be in such a position, at such location within FCB's state-wide branch system, and for such rate of compensation, as BancShares or FCB shall determine in its sole discretion. Each such person's employment shall be on an "at-will" basis, and nothing in this Agreement shall be deemed to constitute an employment agreement with any such person or to obligate BancShares or FCB to employ any such person for any specific period of time or in any specific position or to restrict BancShares' or FCB's right to terminate the employment of any such person at any time and for any reason satisfactory to it.

            C. SPECIAL TERMINATION AGREEMENTS.  Provided they remain employed
               ------------------------------
by FSB at the Effective Time, BancShares will assume, or will cause FCB to assume, FSB's obligations under the Special Termination Agreements dated September 22, 1995, between FSB and Alecia S. Jones and Yvonne O. Boaz, respectively.

          D.   SEVERANCE PLAN.  In the case of employees of FSB other than
               --------------
David S. Kemp, Cynthia F. Teague, Alecia S. Jones and Yvonne O. Boaz, and provided they remain employed by FSB at the Effective Time, BancShares agrees to assume, or cause FCB to assume, FSB's obligations under FSB's Severance Plan dated August 8, 1996. No severance compensation shall be paid to any person who does not remain an employee of FSB at the Effective Time.

          E.   EMPLOYEE BENEFITS.  Except as otherwise provided herein, any
               -----------------
employee of First Savings or FSB who becomes an employee of FCB at the Effective Time (a "New Employee") shall become entitled to receive all employee benefits and to participate in all benefit plans provided by BancShares or FCB on the same basis (including cost) and subject to the same eligibility and vesting requirements, and to the same conditions, restrictions and limitations, as generally are in effect and applicable to other newly hired employees of BancShares or FCB. However, each New Employee shall be given credit for his or her full years of service with First Savings and FSB for purposes of (I) eligibility for participation and vesting in BancShares' Section 401(k) savings plan and in its defined benefit pension plan (the "Pension Plan"), and (II) except as described below, for all other purposes under all FCB benefit plans (including entitlement to vacation and sick leave); provided, however, that in no event shall any New Employee be entitled to or be given credit for past service with First Savings or FSB for purposes of the calculation or determination of benefits under the Pension Plan. Notwithstanding anything contained herein to the contrary, if BancShares or FCB shall believe in good faith that the granting of any such past service credit would not be permissable under the terms and requirements of ERISA the Code, any governmental rules, regulations and policies thereunder, or any other law or regulations applicable to the operation of any such plan or program, or otherwise would expose any such plan or program or BancShares or FCB to any penalty, then BancShares and FCB shall not be required to give any such credit for past service with FSB. For purposes of FCB's health insurance coverage, New Employees' participation will be without regard to pre-existing condition requirements under FCB's health insurance plan, provided that any such pre-existing condition at the Effective Time would have been covered under the health insurance plans of First Savings or FSB.

               Any employee of First Savings or FSB who is not offered employment by BancShares or FCB at the Effective Time shall be allowed to participate in the BancShares' health and dental insurance plan through the exercise of his or her COBRA rights.

               Any employee of First Savings or FSB who is retired under the terms of the FSB Pension Plan and who currently obtains health insurance benefits pursuant to FSB's retiree medical insurance plan shall be eligible to participate in and purchase health insurance under FCB's retiree medical insurance plan. Each such person's participation in FCB's retiree medical insurance plan shall be on the same basis (including cost) and subject to the same conditions, restrictions and limitations, as generally are in effect and applicable to retired employees of BancShares or FCB.

               For the calendar year during which the Effective Time occurs, FCB will grant to each New Employee a number of days of sick leave and vacation leave, respectively, equal, in each case, to (I) the full number of such days to which the New Employee would be entitled for that year, based on his or her credited years of service and in accordance with FCB's standard leave policies, less (II) the number of days of sick leave and vacation used by the New Employee as an employee of First Savings or FSB during that calendar year. Each New Employee will be permitted to carry over accrued and unused sick leave and vacation leave to the extent such carryover would be consistent with and would not exceed limitations imposed by FCB's leave policies.

               FCB shall provide appropriate training and educational opportunities to all New Employees in order to provide them with a reasonable opportunity to be assimilated into FCB's operations.

          F.   OTHER AGREEMENTS.
               ----------------

            (I) To the extent permissible under applicable banking regulations, BancShares agrees that it will assume, or cause FCB to assume, FSB's obligations under that certain split-Dollar Agreement dated August 3, 1993, between FSB and David S. Kemp covering Policy Number 5 422 921 issued by Confederated Life Insurance Company in the face amount of $500,000.

          (II) BancShares agrees to permit Mr. Kemp, at his option at or following the Effective Time, to purchase the automobile currently owned by FSB and used by him at a price equal to the net value of such vehicle as carried on FSB's books at the Effective Time.

     5.03.  BOARD OF DIRECTORS.
            ------------------

            A. LOCAL ADVISORY BOARD.  Each of the members of First Savings'
               --------------------
Board of Directors at the Effective Time (other than directors who do not desire to serve as such) shall be appointed to serve as a member of the local advisory board for FCB's Reidsville banking offices. Provided that each such person so appointed continues to diligently discharge his or her duties as an advisory board member and to promote in good faith BancShares' and FCB's best interests, then his appointment shall continue for a period of five years following the Effective Time. So long as he remains an advisory board member and provided further that he is not serving as a management official (including services as an officer, director or advisory board member) of another financial institution or financial institution holding company, each person so appointed (other than David S. Kemp who shall not be entitled to fees for service as an advisory board member) shall be compensated for his service as an advisory board member at the rate of $500 per month. Following his fifth year of service, each such person's continued service as an advisory board member will be at FCB's pleasure and will be subject to FCB's normal policies and procedures regarding the appointment and service of advisory directors, and each such person who continues to serve as an advisory director will be paid fees for such service in accordance with FCB's then current schedule of advisory board fees.

            B. OTHER AGREEMENTS.  BancShares agrees to assume, or to cause FCB
               ----------------
to assume, First Savings' obligations under the provisions of (I) the Retirement Plan Agreement dated May 1, 1995, between FSB and certain of its directors, and
(II) the deferred compensation agreements dated February 1, 1982, and January 1, 1987, between FSB and certain of its directors (provided however, that, following the Effective Time, no further deferrals shall be permitted and no additional purchases of insurance shall be made pursuant to those agreements).

                      ARTICLE VI.  ADDITIONAL AGREEMENTS

     6.01. SHAREHOLDERS' MEETING; PROXY STATEMENT.
           --------------------------------------

           A.  MEETING OF SHAREHOLDERS.  First Savings agrees to cause a meeting
               -----------------------
of its shareholders (the "Shareholders Meeting") to be duly called and held as soon as practicable after the date hereof and receipt of all required approvals of the transactions described herein from Regulatory Authorities for the purpose of First Savings' shareholders voting on the approval of the Merger and the ratification and adoption of this Agreement. In connection with the call and conduct of and all other matters relating to the Shareholders Meeting (including the solicitation of proxies), First Savings will comply in all material respects with all provisions of applicable law and regulations and with its Articles of Incorporation and Bylaws.

           B.  PREPARATION AND DISTRIBUTION OF PROXY STATEMENT.  First Savings
               -----------------------------------------------
agrees to prepare proxy materials for distribution to its shareholders in connection with the solicitation of proxies for use at the Shareholders Meeting (the "Proxy Statement"). The Proxy Statement shall, in all material respects,
(I) be in such form and contain or be accompanied by such information regarding the Shareholders Meeting, this Agreement, the parties hereto, the Merger and other transactions described herein as is required by, and (II) otherwise be prepared, filed and distributed in accordance with the requirements (including filing requirements) of, applicable law and regulations of the Securities and Exchange Commission (the "SEC"). First Savings will mail the Proxy Statement to its shareholders not less than 20 business days prior to the scheduled date of the Shareholders Meeting.

           C.  RECOMMENDATION OF FIRST SAVINGS' BOARD OF DIRECTORS.  Unless, due
               ---------------------------------------------------
to a material change in circumstances after the date hereof, First Savings' Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that such a recommendation would violate the directors' duties or obligations as such to First Savings or to its shareholders, First Savings covenants that its Board of Directors will recommend to and actively encourage First Savings' shareholders that they vote their shares of First Savings Stock at the Shareholders Meeting in favor of ratification and approval of this Agreement and the Merger, and the Proxy Statement will so indicate and state that First Savings' Board of Directors considers the Merger to be advisable and in the best interests of First Savings and its shareholders.

          D.   INFORMATION FOR PROXY STATEMENT.  BancShares and First Savings
               -------------------------------
each covenants with the other that none of the information provided by it for inclusion in the Proxy Statement will, at the time of its mailing to First Savings' shareholders, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and, at all times following such mailing up to and including the Effective Time, none of such information contained in the Proxy Statement, as it may be amended or supplemented, will contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. BancShares agrees to promptly respond to requests by First Savings and its legal counsel for information required to be included in the Proxy Statement.

     6.02.  REGULATORY APPROVALS.  BancShares and First Savings each agrees that
            --------------------
within 60 days after the date of this Agreement, it will prepare and file, or cause to be prepared and filed, all applications required to be filed by it under applicable law and regulations for approvals by Regulatory Authorities of the Merger or other the transactions described herein, including without limitation applications for the approval of the FRB, the FDIC, the Administrator and the North Carolina Commissioner of Banks (the "Commissioner") and State Banking Commission (the "Commission"). BancShares and First Savings each agrees
(I) to use its best efforts in good faith to obtain all necessary approvals of Regulatory Authorities required for consummation of the Merger and other transactions described herein, (II) to cooperate with the other party in the preparation of all such applications, and, upon request, promptly to furnish all documents, information, financial statements or other material that may be required by the other party to complete any such application, and (III) before the filing of any such application required to be filed by it, to give the other party an opportunity to review and comment on the form and content of such application. Should the appearance of any of the officers, directors, employees or counsel of either BancShares or First Savings be requested by the other or by any Regulatory Authority at any hearing in connection with any such application, it will use its best efforts to arrange for such appearance.

     6.03.  EXPENSES.  Subject to the provisions of Paragraph 8.03 below, and
            --------
whether or not this Agreement shall be terminated or the Merger shall be consummated, BancShares and First Savings each shall pay its own legal, accounting and financial advisory fees and all its other costs and expenses incurred or to be incurred in connection with the execution and performance of its obligations under this Agreement, or otherwise in connection with this Agreement and the transactions described herein (including without limitation all accounting fees, legal fees, filing fees, printing and mailing costs, travel expenses, and, in the case of First Savings, all fees owed to Trident Financial Corporation, including the cost of the "Fairness Opinion" described in Paragraph 7.01.d below.

     6.04.  ANNOUNCEMENTS.  First Savings and BancShares each agrees that no
            -------------
person other than the parties to this Agreement is authorized to make any public announcements or statements about this Agreement or any of the transactions described herein, and that, without the prior review and consent of the other party (which consent shall not unreasonably be denied or delayed), it will not make any public announcement, statement or disclosure as to the terms and conditions of this Agreement or the transactions described herein except for such disclosures as may be required incidental to obtaining the required approval of any Regulatory Authority or official to the consummation of the transactions described herein. However, notwithstanding anything contained herein to the contrary, neither BancShares nor First Savings shall be required to obtain the prior consent of the other for any such disclosure which it, in good faith and upon the advice of its legal counsel, believes is required by law.

     6.05.  CONFIDENTIALITY.  BancShares and First Savings each agrees that it
            ---------------
shall treat as confidential and not disclose to any unauthorized person any documents or other information obtained from or learned about the other or its subsidiaries during the course of the negotiation of this Agreement and the carrying out of the events and transactions described herein (including any information obtained during the course of any due diligence investigation or review provided for herein or otherwise) and which documents or other information relates in any way to the business, operations, personnel, customers or financial condition of such other party; and, that it will not use any such documents or other information for any purpose except for the purposes for which such documents and information were provided to it and in furtherance of the transactions described herein.

          Notwithstanding anything contained in the preceding paragraph to the contrary, the above obligations of confidentiality shall not prohibit the disclosure of any such document or information by any party to this Agreement to the extent (I) such document or information is then available generally to the public or is already known to the person or entity to whom disclosure is proposed to be made (other than through the previous actions of such party in violation of this Paragraph 6.05), (II) such document or information was available to the disclosing party on a nonconfidential basis prior to the same being obtained pursuant to this Agreement, (III) disclosure is required by subpoena or order of a court or regulatory authority of competent jurisdiction, or by the SEC or other regulatory authorities in connection with the transactions described herein, or (IV) to the extent that, in the reasonable opinion of legal counsel to such party, disclosure otherwise is required by law.

          In the event this Agreement is terminated for any reason, then each of the parties hereto immediately shall return to the other party all copies of any and all documents or other written materials or information (including computer generated and stored data) of or relating to such other party which were obtained from them during the course of the negotiation of this Agreement and the carrying out of the events and transactions described herein (whether during the course of any due diligence investigation or review provided for herein or otherwise) and which documents or other information relates in any way to the business, operations, personnel, customers or financial condition of such other party.

          The parties' obligations of confidentiality under this Paragraph 6.05 shall survive and remain in effect following any termination of this Agreement.

     6.06.  ENVIRONMENTAL STUDIES.  At its option, BancShares may cause to be
            ---------------------
conducted Phase I environmental assessments of the Real Property or the Loan Collateral, or any portion thereof, together with such other or additional studies, testing and intrusive sampling and analyses as BancShares shall deem necessary or desirable (collectively, the "Environmental Survey"). BancShares shall attempt in good faith to complete all such Phase I environmental assessments within ninety (90) days following the date of this Agreement and thereafter to conduct and complete any such additional studies, testing, sampling and analyses as promptly as practicable. Subject to the provisions of Paragraph 8.03 below, the costs of the Environmental Survey shall be paid by BancShares. If:

               (I) the final results of any Environmental Survey (or any related analytical data) reflect that there likely has been any discharge, disposal, release, threatened release or emission by any person of any Hazardous Substance on, under, from, at or relating to any of the Real Property or Loan Collateral at any time prior to the Effective Time, or that any action has been taken or not taken, or a condition or event likely has occurred or exists, with respect to any of the Real Property or Loan Collateral which constitutes or would constitute a violation of any Environmental Laws, and if,

               (II) based on the advice of its legal counsel or consultants, BancShares believes that First Savings or FSB, or, following the Merger, BancShares or FCB, could become responsible for the assessment, removal or remediation of such discharge, disposal, release or emission or for other corrective action with respect to any such violation, or that First Savings or FSB, or, following the Merger, BancShares or FCB, could become liable for monetary damages (including without limitation any civil or criminal penalties or assessments) resulting therefrom (or that, in the case of any of the Loan Collateral, First Savings or FSB, or, following the Merger, BancShares or FCB, could incur any such liability if it acquired title to such Loan Collateral), and if,

               (III) based on the advice of its legal counsel or consultants, BancShares believes the amount of expenses or liability which any of First Savings, FSB, BancShares and FCB could incur or for which any of them could become responsible or liable on account of any and all such assessment, removal, remediation, corrective action or monetary damages at any time or over any period of time could equal or exceed an aggregate of $250,000 (excluding the cost of the Environmental Survey), then BancShares shall give First Savings prompt written notice thereof (together with all information in its possession relating thereto) in the manner provided herein and, at BancShares' sole option and discretion, at any time thereafter and up to the Effective Time it may terminate this Agreement without further obligation or liability to First Savings or its shareholders.

     6.07.  TRANSITION TEAM.  BancShares and First Savings mutually agree to
            ---------------
create a transition team comprised of staff and representatives of each of FSB and FCB (the "Transition Team"), the purpose of which shall be to provide detailed guidance to BancShares in fulfilling and consummating the Merger, to maintain open lines of communication between FSB and FCB, and to handle customer inquiries regarding the Merger. Members of the Transition Team shall receive no compensation for such service.

     6.08.  TREATMENT OF MRP AWARDS.  BancShares and First Savings mutually
            -----------------------
agree that, subject to receipt of any required approval of Regulatory Authorities, all awards granted prior to the date of this Agreement pursuant to First Savings' Management Recognition Plan that remain outstanding, to the extent they shall not previously have become vested, shall become vested in full at the Effective Time.

     6.09.  CANCELLATION OF STOCK OPTIONS.  First Savings agrees to use its best
            -----------------------------
efforts to obtain a written agreement in form satisfactory to BancShares from each holder of an outstanding option granted under First Savings' Stock Option Plan with respect to the cancellation, termination and release of that holder's option effective at the Effective Time.

     6.10.  TERMINATION OF FSB ESOP.  BancShares and First Savings agree that,
            -----------------------
at the Effective Time, FSB's employee stock ownership plan (the "FSB ESOP") shall be terminated and that assets contained in the FSB ESOP in excess of its liabilities at that time (and after repayment of the FSB ESOP's indebtedness owed to First Savings) may be distributed to plan participants. Following the date of this Agreement, First Savings will cause FSB to take such actions as shall be required by applicable law and the termination provisions contained in the documents evidencing the plan itself to effect such termination, and will not make, nor will it permit FSB to make, any additional contributions to the FSB ESOP or any repayments of principal or interest on the FSB ESOP's indebtedness owed to First Savings except such as shall be required by law or by the express terms of the plan itself or of such indebtedness. Notwithstanding anything contained herein to the contrary, cash dividends paid prior to the Effective Time with respect to unallocated shares of First Savings Stock held in the FSB ESOP may be used to make payments on such indebtedness but shall be applied first against payments required by the terms of such indebtedness.

     6.11.  TERMINATION OF FSB PENSION PLAN.  BancShares and First Savings agree
            -------------------------------
that, following the date of this Agreement, First Savings will continue, or shall cause FSB to continue, with the assistance of Stanley, the process of terminating the FSB Pension Plan effective April 15, 1997. First Savings agrees that, following the date of this Agreement, (i) it will cause FSB and Stanley to take such steps in connection with such termination (including the making of appropriate filings with the IRS and the Pension Benefit Guaranty Corporation) as shall be required in accordance with the standard plan termination procedures under Section 4041(a) and (b) of ERISA and to obtain from the IRS a favorable determination as to such Plan's qualified status under Sections 401 and 501 of the Code upon final termination, (ii) neither First Savings nor FSB shall make any additional contribution to the FSB Pension Plan prior to completion of such termination except as shall be required by applicable law or the express terms of the documents evidencing the Plan, (iii) no distribution of assets shall be made from the Plan prior to receipt of a final favorable determination letter from the IRS with respect to the qualified status of the Plan (other than periodic distributions for the payment of benefits in the ordinary course of operation of the Plan), and First Savings will take such action as shall be necessary to cause FSB to refrain from making any such distribution, and (iv) First Savings will take such action, or cause FSB to take such action, as shall be necessary to cause all amounts distributed from the Plan on March 20, 1997, to be repaid to the Plan as soon as is administratively possible, but in any event within 15 business days following the date of this Agreement, by or on behalf of the Plan participants who received such distributions and to cause the fact of such distribution by the Plan, the circumstances surrounding it, the corrective actions taken by FSB, and the fact that amounts distributed have been repaid to the Plan, to be reflected in the records of the Plan, all in accordance with the IRS' Administrative Policy Regarding Self Correction. Any required additional contribution by FSB (or by BancShares or FCB as successor to FSB) to the FSB Pension Plan upon completion of such termination shall be based on present values calculated using the mortality table and interest rate assumptions required by the document evidencing the Plan.

     6.12.  COOPERATION TO CONSUMMATE MERGER.  BancShare and First Savings each
            --------------------------------
agrees to cooperate in good faith with the other in connection with the matters described herein and, subject to the other terms and conditions of the Agreement, to discharge its obligations hereunder and consummate the Merger at the earliest practicable date.

     6.13.  BANK MERGER.  BancShares and First Savings mutually agree that,
            -----------
subject to consummation of the Merger and to receipt of all required approvals of Regulatory Authorities, at the Effective Time or at such time thereafter as BancShares shall determine in its sole discretion, FSB shall be merged into and with FCB pursuant to N.C. Gen. Stat. (S)53-12 (the "Bank Merger"). Prior to the Effective Time, BancShares and First Savings each agrees to cooperate with the other party, and to execute such documents and do such other things as BancShares or its legal counsel reasonably shall consider to be necessary or advisable to facilitate or effectuate the Bank Merger or otherwise in connection therewith.

                  ARTICLE VII.  CONDITIONS PRECEDENT TO MERGER

     7.01.  CONDITIONS TO ALL PARTIES' OBLIGATIONS.  Notwithstanding any other
            --------------------------------------
provision of this Agreement to the contrary, the obligations of each of the parties to this Agreement to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or prior to the Closing Date:

            A.   APPROVAL BY REGULATORY AUTHORITIES; DISADVANTAGEOUS CONDITIONS.
                 --------------------------------------------------------------
(I) The Merger and other transactions described herein (including the Bank Merger) shall have been approved, to the extent required by law, by the FRB, the FDIC, the Administrator, the Commissioner and the Commission, and by all other Regulatory Authorities having jurisdiction over such transactions, (II) no Regulatory Authority shall have withdrawn its approval of such transactions or imposed any condition on such transactions or its approval thereof, which condition is reasonably deemed by BancShares to so adversely impact the economic or business benefits of this Agreement to BancShares as to render it inadvisable for it to consummate the Merger; (III) the 15-day or 30-day waiting period, as applicable, required following necessary approvals by the FRB and the FDIC for review of the transactions described herein by the United States Department of Justice shall have expired, and, in connection with such review, no objection to the Merger shall have been raised; and (IV) all other consents, approvals and permissions, and the satisfaction of all of the requirements prescribed by law or regulation, necessary to the carrying out of the transactions contemplated herein shall have been procured.

            B.   ADVERSE PROCEEDINGS, INJUNCTION, ETC.  There shall not be (I)
                 ------------------------------------
any order, decree or injunction of any court or agency of competent jurisdiction which enjoins or prohibits the Merger or any of the other transactions described herein or any of the parties hereto from consummating any such transaction, (II) any pending or threatened investigation of the Merger or any of such other transactions by the United States Department of Justice, or any actual or threatened litigation under federal antitrust laws relating to the Merger or any other such transaction, (III) any suit, action or proceeding by any person (including any governmental, administrative or regulatory agency), pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit First Savings or BancShares from consummating the Merger or carrying out the Merger or the Bank Merger or any of the terms or provisions of this Agreement, or (IV) any other suit, claim, action or proceeding pending or threatened against First Savings or BancShares or any of their respective officers or directors which shall reasonably be considered by First Savings or BancShares to be materially burdensome in relation to the proposed Merger or Bank Merger or materially adverse in relation to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of either such corporation, and which has not been dismissed, terminated or resolved to the satisfaction of all parties hereto within 90 days of the institution or threat thereof.

            C.   APPROVAL BY BOARDS OF DIRECTORS AND SHAREHOLDERS. The Boards of
                 ------------------------------------------------
Directors of First Savings and BancShares shall have duly approved, adopted and ratified this Agreement by appropriate resolutions, and the shareholders of First Savings shall have duly approved, ratified and adopted this Agreement at the Shareholders Meeting, all to the extent required by and in accordance with the provisions of this Agreement, applicable law, and applicable provisions of their respective Articles or Certificate of Incorporation and ByLaws.

          D.   FAIRNESS OPINION.  First Savings shall have received from its
               ----------------
financial advisor, Trident Financial Corporation ("Trident"), a written opinion (the "Fairness Opinion"), dated as of a date within five business days prior to the mailing of the Proxy Statement in connection with the Shareholders Meeting, to the effect that the consideration to be received by First Savings' shareholders in the Merger is fair, from a financial point of view, to First Savings and its shareholders; and, Trident shall have delivered a letter to First Savings, dated as of a date within five business days preceding the Closing Date, to the effect that it remains its opinion that the terms of the Merger are fair, from a financial point of view, to First Savings and its shareholders.

          E.   NO TERMINATION OR ABANDONMENT.  This Agreement shall not have
               -----------------------------
been terminated or abandoned by any party hereto.

          F.   ARTICLES OF MERGER; OTHER ACTIONS.  The Articles of Merger
               ---------------------------------
described in Paragraph 1.07 above shall have been duly executed as required by law.


     7.02.  ADDITIONAL CONDITIONS TO FIRST SAVINGS' OBLIGATIONS.
            ---------------------------------------------------
Notwithstanding any other provision of this Agreement to the contrary, First Savings' separate obligation to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on the Closing Date:

          A.   COMPLIANCE WITH LAWS.  BancShares shall have complied in all
               --------------------
material respects with all federal and state laws and regulations applicable to the transactions described herein and where the violation of or failure to comply with any such law or regulation could or may have a material adverse effect on BancShares' ability to consummate the Merger.

          B.   BANCSHARES' REPRESENTATIONS AND WARRANTIES AND PERFORMANCE OF
               -------------------------------------------------------------
AGREEMENTS; OFFICERS' CERTIFICATE.  Unless waived in writing by First Savings as
---------------------------------
provided in Paragraph 10.02 below, each of the representations and warranties of BancShares contained in this Agreement shall have been true and correct as of the date hereof and shall remain true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, except (I) for changes which are not, in the aggregate, material and adverse to BancShares' ability to consummate the Merger and other transactions described herein, and
(II) as otherwise contemplated by this Agreement; and BancShares shall have performed in all material respects all of its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

               First Savings shall have received a certificate dated as of the Closing Date and executed by BancShares and its Vice Chairman and Chief Financial Officer to the foregoing effect and as to such other matters as may be reasonably requested by First Savings.

          C.   LEGAL OPINION OF BANCSHARES' COUNSEL.  First Savings shall have
               ------------------------------------
received the written legal opinion of Ward and Smith, P.A., counsel for BancShares, dated as of the Closing Date and substantially in the form of Schedule B attached hereto or otherwise in form and substance reasonably satisfactory to First Savings.

          D.   OTHER DOCUMENTS AND INFORMATION FROM BANCSHARES.  BancShares
               -----------------------------------------------
shall have provided to First Savings correct and complete copies of resolutions of its Board of Directors pertaining to approval of this Agreement and the Merger and other transactions contemplated herein (certified by its Secretary), together with a certificate of the incumbency of its officers who executed this Agreement or any documents delivered to First Savings in connection with the Closing.

          E.   EMPLOYMENT AGREEMENTS.  The Employment Agreements shall have been
               ---------------------
executed by FCB and delivered to David S. Kemp and Cynthia F. Teague.

          F.  ACCEPTANCE BY FIRST SAVINGS' COUNSEL.  The form and substance of
              ------------------------------------
all legal matters described herein or related to the transactions contemplated herein shall be reasonably acceptable to First Savings' legal counsel.

     7.03.    ADDITIONAL CONDITIONS TO BANCSHARES' OBLIGATIONS.  Notwithstanding
              ------------------------------------------------
any other provision of this Agreement to the contrary, BancShares' obligations to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on the Closing Date:

          A.  MATERIAL ADVERSE CHANGE.  There shall not have occurred any
              -----------------------
material adverse change in the consolidated financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of First Savings or FSB, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance which, with the lapse of time or otherwise, may or could cause, create or result, in any such material adverse change.

          B.  COMPLIANCE WITH LAWS.  First Savings shall have complied in all
              --------------------
material respects with all federal and state laws and regulations applicable to the transactions described herein and where the violation of or failure to comply with any such law or regulation could or may have a material adverse effect on the consolidated financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of BancShares or First Savings or on First Savings' ability to consummate the Merger.

          C.  FIRST SAVINGS' REPRESENTATIONS AND WARRANTIES AND PERFORMANCE OF
              ----------------------------------------------------------------
AGREEMENTS; OFFICERS' CERTIFICATE.  Unless waived in writing by BancShares as
---------------------------------
provided in Paragraph 10.02 below, each of the representations and warranties of First Savings contained in this Agreement shall have been true and correct as of the date hereof and shall remain true and correct at and as of the Closing Date with the same force and effect as though made on and as of such date, except (I) for changes which are not, in the aggregate, material and adverse to the consolidated financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of First Savings and FSB considered as one enterprise or to First Savings' ability to consummate the Merger and other transactions described herein, and (II) as otherwise contemplated by this Agreement; and First Savings shall have performed in all material respects all its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

              BancShares shall have received a certificate dated as of the Closing Date and executed by First Savings and its President and Chief Financial Officer to the foregoing effect and as to such other matters as may be reasonably requested by BancShares.

          D.  LEGAL OPINION OF FIRST SAVINGS' COUNSEL.  BancShares shall have
              ---------------------------------------
received the written legal opinion of Brooks, Pierce, McLendon Humphrey & Leonard, L.L.P., counsel to First Savings, dated as of the Closing Date and substantially in the form of Schedule C attached hereto or otherwise in form and substance reasonably satisfactory to BancShares.

          E.  OTHER DOCUMENTS AND INFORMATION FROM FIRST SAVINGS.  First
              --------------------------------------------------
Savings shall have provided to BancShares correct and complete copies of First Savings' Articles of Incorporation and Bylaws, and resolutions of its Board of Directors and shareholders pertaining to approval of this Agreement and the Merger and other transactions contemplated herein (all certified by First Savings' Secretary), together with a certificate as to the incumbency of First Savings' officers who executed this Agreement or any documents delivered to BancShares in connection with the Closing.

          F.  EMPLOYMENT AGREEMENTS.  The Employment Agreements shall have been
              ---------------------
executed by David S. Kemp and Cynthia F. Teague and delivered to FCB.

          G.   CANCELLATION OF FIRST SAVINGS STOCK OPTIONS.  First Savings shall
               -------------------------------------------
have obtained and delivered to BancShares a written agreement, in form and substance satisfactory to BancShares, of each holder of a then outstanding option to purchase shares of First Savings Stock to the effect that the stock option held by such holder is terminated, cancelled and released as of the Closing Date.

          H.   MERGER EXPENSE.  Expenses incurred by First Savings and FSB in
               --------------
connection with the Merger (including the entire amount of fees payable to Trident for the Fairness Opinion and its financial consulting services, and expenses incurred after the date of this Agreement for fees payable to First Savings' accountants and attorneys, but excluding any legal fees associated with defending claims of shareholders relating to the Merger) shall not exceed an aggregate of $500,000.

          I.   PENSION PLAN EXPENSES.  First Savings shall have received from
               ---------------------
Stanley (and shall have provided BancShares with a copy of) a written projection of the funding status of the FSB Pension Plan (dated within 15 days prior to the Closing, and based on then current Plan assets, Plan participants and present values calculated using the mortality table and interest rate assumptions required by the document evidencing the Plan) which reflects that estimated additional contributions that will be required to be made to the FSB Pension Plan in order for Plan assets to be sufficient to satisfy total projected liabilities upon distribution of Plan assets (following receipt of a favorable determination letter from the IRS upon termination of the Plan will not exceed $120,000. Additionally, all amounts distributed from the Plan on March 20, 1997, shall have been repaid to the Plan in the manner and within the period of time provided, and First Savings and FSB shall have taken the other actions described, in Paragraph 6.11 above.

          J.   ACCEPTANCE BY BANCSHARES' COUNSEL.  The form and substance of all
               ---------------------------------
legal matters described herein or related to the transactions contemplated herein shall be reasonably acceptable to BancShares' legal counsel.

                  ARTICLE VIII.  TERMINATION; BREACH; REMEDIES

     8.01.  MUTUAL TERMINATION.  At any time prior to the Effective Time (and
            ------------------
whether before or after approval hereof by the shareholders of First Savings), this Agreement may be terminated by the mutual agreement of BancShares and First Savings. Upon any such mutual termination, all obligations of First Savings and BancShares hereunder shall terminate and each party shall pay costs and expenses as provided in Paragraph 6.03 above.

     8.02.  UNILATERAL TERMINATION.  This Agreement may be terminated by either
            ----------------------
BancShares or First Savings (whether before or after approval hereof by First Savings' shareholders) upon written notice to the other parties in the manner provided herein and under the circumstances described below.

            A. TERMINATION BY BANCSHARES.  This Agreement may be terminated by
               -------------------------
BancShares by action of its Board of Directors or Executive Committee:

               (I) if any of the conditions to the obligations of BancShares (as set forth in Paragraph 7.01 or 7.03 above) shall not have been satisfied in all material respects or effectively waived in writing by BancShares by March 31, 1998 (except to the extent that the failure of such condition to be satisfied has been caused by the failure of BancShares to satisfy any of its obligations, covenants or agreements contained herein);

               (II) if First Savings shall have violated or failed to fully perform any of its obligations, covenants or agreements contained in Article IV or VI herein in any material respect;

               (III) if BancShares determines at any time that any of First Savings' representations or warranties contained in Article II above or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made, or that there has occurred any event or development or that there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, may or could cause any such representations or warranties to become false or misleading in any material respect;

               (IV) if, notwithstanding BancShares' satisfaction of its obligations under Paragraphs 6.01.d above, First Savings' shareholders do not ratify and approve this Agreement and approve the Merger at the Shareholders Meeting;

               (V) if the Merger shall not have become effective on or before March 31, 1998, or such later date as shall be mutually agreed upon in writing by BancShares and First Savings; or,

               (VI)  under the circumstances described in Paragraph 6.06 above.

               However, before BancShares may terminate this Agreement for any of the reasons specified above in (i), (ii) or (iii) of this Paragraph 8.02.a, it shall give written notice to First Savings in the manner provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by BancShares shall not become effective if, within 60 days following the giving of such notice (15 days in the case of a violation of an agreement of First Savings' contained in Paragraph 4.01.b), First Savings shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of BancShares. In the event First Savings cannot or does not cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of BancShares within such notice period, termination of this Agreement by BancShares thereafter shall be effective upon its giving of written notice thereof to First Savings in the manner provided herein.

          B.   TERMINATION BY FIRST SAVINGS.  This Agreement may be terminated
               ----------------------------
by First Savings:

                    (I) if any of the conditions of the obligations of First Savings (as set forth in Paragraph 7.01 or 7.02 above) shall not have been satisfied in all material respects or effectively waived in writing by First Savings by March 31, 1998 (except to the extent that the failure of such condition to be satisfied has been caused by the failure of First Savings to satisfy any of its obligations, covenants or agreements contained herein);

                    (II) if BancShares shall have violated or failed to fully perform any of its obligations, covenants or agreements contained in Article V or VI herein in any material respect;

                    (III) if First Savings determines that any of BancShares' representations and warranties contained in Article III herein or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made, or that there has occurred any event or development or that there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, may or could cause any such representations or warranties to become false or misleading in any material respect;

                    (IV) if, notwithstanding First Savings' satisfaction of its obligations contained in Paragraphs 6.01.a, 6.01.b, 6.01.c and 6.01.d above, its shareholders do not ratify and approve this Agreement and approve the Merger at the Shareholders Meeting; or,

                    (V) if the Merger shall not have become effective on or before March 31, 1998, unless such date is extended as evidenced by the written mutual agreement of the parties hereto.

          However, before First Savings may terminate this Agreement for any of the reasons specified above in clause (i), (ii) or (iii) of this Paragraph 8.02.b, it shall give written notice to BancShares the manner provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by First Savings shall not become effective if, within 60 days following the giving of such notice, BancShares shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of First Savings. In the event BancShares cannot or does not cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of First Savings within such notice period, termination of this Agreement by First Savings thereafter shall be effective upon its giving of written notice thereof to BancShares in the manner provided herein.

     8.03.  BREACH; REMEDIES.  Except as otherwise provided below, (I) in the
            ----------------
event of a breach by First Savings of any of its representations or warranties contained in Article II of this Agreement or in any other certificate or writing delivered pursuant to this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then BancShares' sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02.a above or, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek specific performance thereof; and (II) in the event of any such termination of this Agreement by BancShares due to a failure by First Savings to perform or of any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then First Savings shall be obligated to reimburse BancShares for up to (but not more than) $100,000 in expenses described in Paragraph 6.03 which actually have been incurred by BancShares.

            Likewise, and except as otherwise provided below, (I) in the event of a breach by BancShares of any of its representations or warranties contained in Article III of this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then First Savings' sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02.b above, or, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek specific performance thereof; and (II) in the event of any such termination of this Agreement by First Savings due to a failure by BancShares to perform or of any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then BancShares shall be obligated to reimburse First Savings for up to (but not more than) $100,000 in expenses described in Paragraph 6.03 which actually have been incurred by First Savings.

            Notwithstanding anything contained herein to the contrary, if either party to this Agreement breaches this Agreement by wilfully or intentionally failing to perform or violating any of its obligations, agreements or covenants contained in Articles IV, V or VI of this Agreement, such party shall be obligated to pay all expenses of the other party described in Paragraph 6.03, together with other damages recoverable at law or in equity.

                         ARTICLE IX.  INDEMNIFICATION

     9.01.  INDEMNIFICATION FOLLOWING TERMINATION OF AGREEMENT.
            --------------------------------------------------

            A. BY FIRST SAVINGS.  First Savings agrees that, in the event this
               ----------------
Agreement is terminated for any reason and the Merger is not consummated, it will indemnify, hold harmless and defend BancShares and FCB and their respective officers, directors, and attorneys from and against any and all claims, disputes, demands, causes of action, suits or proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by them:

                    (I) in connection with or which arise out of or result from or are based upon (A) First Savings' or FSB's operations or business transactions or its relationship with any of its employees, or (B) First Savings' or FSB's failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

                    (II) in connection with or which arise out of or result from or are based upon any fact, condition or circumstance that constitutes a breach by First Savings of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of First Savings to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

                    (III) in connection with or which arise out of or result from or are based upon any information provided by First Savings which is included in the Proxy Statement and which information causes the Proxy Statement at the time of its mailing to First Savings' shareholders to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading; and,

          B.   BY BANCSHARES.  BancShares agrees that, in the event this
               -------------
Agreement is terminated for any reason and the Merger is not consummated, it will indemnify, hold harmless and defend First Savings and FSB and their respective officers, directors and attorneys from and against any and all claims, disputes, demands, causes of action, suits, proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by them:

                    (I) in connection with or which arise out of or result from or are based upon (A) BancShares' or FCB's operations or business transactions or its relationship with any of its employees, or (B) BancShares' or FCB's failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

                    (II) in connection with or which arise out of or result from or are based upon of any fact, condition or circumstance that constitutes a breach by BancShares of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of BancShares to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

                    (III) in connection with or which arise out of or result from or are based upon any information provided by BancShares which is included in the Proxy Statement and which information causes the Proxy Statement at the time of its mailing to First Savings' shareholders to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

     9.02.  INDEMNIFICATION FOLLOWING EFFECTIVE TIME.  After the Effective Time,
            ----------------------------------------
but without releasing any insurance carrier and after exhaustion of all applicable director and liability insurance coverage for First Savings or FSB and their respective directors and officers, BancShares shall indemnify each of the directors and officers of First Savings and FSB in office at the Effective Time, to the same extent as BancShares is obligated or permitted to indemnify its own directors and officers, against liabilities arising out of proceedings to which they are made parties as a result of their positions as directors or officers of First Savings or FSB.

     9.03.  PROCEDURE FOR CLAIMING INDEMNIFICATION.  If any matter subject to
            --------------------------------------
indemnification hereunder arises in the form of a claim (herein referred to as a "Third Party Claim") against either party to this Agreement, its respective successors and assigns, or any of its subsidiary corporations, officers, directors or attorneys (collectively, "Indemnitee"), the Indemnitee promptly shall give notice and details thereof, including copies of all pleadings and pertinent documents, to the party obligated for indemnification hereunder (the "Indemnitor"). Within 15 days of such notice, the Indemnitor either (I) shall pay the Third Party Claim either in full or upon agreed compromise, or (II) shall notify the applicable Indemnitee that the Indemnitor disputes the Third Party Claim and intends to defend against it, and thereafter shall so defend and pay any adverse final judgment or award in regard thereto. Such defense shall be controlled by the Indemnitor and the cost of such defense shall be borne by it, except that the Indemnitee shall have the right to participate in such defense at its own expense and provided that the Indemnitor shall have no right in connection with any such defense or the resolution of any such Third Party Claim to impose any cost, restriction, limitation or condition of any kind that compromises the Indemnitee hereunder. In the case of an Indemnitee that is an officer, director or attorney of a party to this Agreement, then that party agrees that it shall cooperate in all reasonable respects in the defense of any such Third Party Claim, including making personnel, books and records relevant to the Third Party Claim available to the Indemnitor without charge therefor except for out-of-pocket expenses. If the Indemnitor fails to take action within 15 days as hereinabove provided or, having taken such action, thereafter fails diligently to defend and resolve the Third Party Claim, the Indemnitee shall have the right to pay, compromise or defend the Third Party Claim and to assert the indemnification provisions hereof. The Indemnitee also shall have the right, exercisable in good faith, to take such action as may be necessary to avoid a default prior to the assumption of the defense of the Third Party Claim by the Indemnitor.

                     ARTICLE X.  MISCELLANEOUS PROVISIONS

     10.01.  SURVIVAL OF REPRESENTATIONS, WARRANTIES, INDEMNIFICATION AND OTHER
             ------------------------------------------------------------------
AGREEMENTS.
----------

             A.   REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS.  None of the
                  ------------------------------------------------
representations, warranties or agreements herein shall survive the effectiveness of the Merger, and no party shall have any right after the Effective Time to recover damages or any other relief from any other party to this Agreement by reason of any breach of representation or warranty, any nonfulfillment or nonperformance of any agreement contained herein, or otherwise; provided, however, that the parties' agreements contained in Paragraph 6.05 above and BancShares' covenants contained in Article V, shall survive the effectiveness of the Merger.

             B.   INDEMNIFICATION.  The parties' indemnification agreements and
                  ---------------
obligations pursuant to Paragraph 9.01 above shall become effective only in the event this Agreement is terminated and shall survive any such termination, and neither of the parties shall have any obligations under Paragraph 9.01 in the event of or following consummation of the Merger.

     10.02.  WAIVER.  Any term or condition of this Agreement may be waived
             ------
(except as to matters of regulatory approvals and approvals required by law), either in whole or in part, at any time by the party which is, and whose shareholders are, entitled to the benefits thereof; provided, however, that any such waiver shall be effective only upon a determination by the waiving party (through action of its Board of Directors) that such waiver would not adversely affect the interests of the waiving party or its shareholders; and, provided further, that no waiver of any term or condition of this Agreement by any party shall be effective unless such waiver is in writing and signed by the waiving party, nor shall any such waiver be construed to be a waiver of any succeeding breach of the same term or condition. No failure or delay of any party to exercise any power, or to insist upon a strict compliance by any other party of any obligation, and no custom or practice at variance with any terms hereof, shall constitute a waiver of the right of any party to demand full and complete compliance with such terms.

     10.03. AMENDMENT.  This Agreement may be amended, modified or supplemented
            ---------
at any time or from time to time prior to the Effective Time, and either before or after its approval by the shareholders of First Savings, by an agreement in writing approved by a majority of the Boards of Directors of BancShares and First Savings executed in the same manner as this Agreement; provided however, that, except with the further approval of First Savings' shareholders of that change or as otherwise provided herein, following approval of this Agreement by First Savings' shareholders no change may be made in the Exchange Rate.

     10.04. NOTICES.  All notices and other communications hereunder shall be
            -------
in writing and shall be deemed to have been duly given if delivered personally or by courier, or mailed by certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to First Savings, to:               With copy to:

 First Savings Financial Corp.          Ellen P. Hamrick, Esq.
 501 South Main Street                  Brooks, Pierce, McLendon, Humphrey
 Post Office Box 1885                        & Leonard, L.L.P.
 Reidsville, North Carolina 27323       Suite 2000, 230 N. Elm Street
 Attention: David S. Kemp               Greensboro, North Carolina  27402

IF TO BANCSHARES, TO:                  With copy to:

First Citizens BancShares, Inc.         William R. Lathan, Jr., Esq.
3128 Smoketree Court                    Ward and Smith, P.A.
Raleigh, North Carolina 27604           1001 College Court
Attention:  Kenneth A. Black            New Bern, North Carolina 28560

     10.05. FURTHER ASSURANCE.  First Savings and BancShares each agree to
            -----------------
furnish to the other such further assurances with respect to the matters contemplated herein and their respective agreements, covenants, representations and warranties contained herein, including the opinion of legal counsel, as such other party may reasonably request.

     10.06. HEADINGS AND CAPTIONS.  Headings and captions of the sections and
            ---------------------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part hereof.

     10.07. ENTIRE AGREEMENT.  This Agreement (including all schedules and
            ----------------
exhibits attached hereto and all documents incorporated herein by reference) contains the entire agreement of the parties with respect to the transactions described herein and supersedes any and all other oral or written agreement(s) heretofore made, and there are no representations or inducements by or to, or any agreements between, any of the parties hereto other than those contained herein in writing.

     10.08. SEVERABILITY OF PROVISIONS.  The invalidity or unenforceability of
            --------------------------
any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforceability of any other provision or part hereof.

     10.09. ASSIGNMENT.  This Agreement may not be assigned by any party hereto
            ----------
except with the prior written consent of the other parties hereto.

     10.10. COUNTERPARTS.   Any number of counterparts of this Agreement may be
            ------------
signed and delivered, each of which shall be considered an original and which together shall constitute one agreement.

     10.11. GOVERNING LAW.  This Agreement is made in and shall be construed
            -------------
and enforced in accordance with the laws of North Carolina.

     10.12. PREVIOUSLY DISCLOSED INFORMATION.  As used in this Agreement,
            --------------------------------
"Previously Disclosed" shall mean the disclosure of information by First Savings to BancShares, or by BancShares to First Savings, in a letter delivered by the disclosing party to the other party prior to the date hereof, specifically referring to this Agreement, and arranged in paragraphs corresponding to the Sections, subsections and items of this Agreement applicable thereto. Information shall be deemed Previously Disclosed for the purpose of a given Paragraph, subparagraph or item of this Agreement only to the extent a specific reference thereto is made in connection with disclosure of such information at the time of such delivery.

     10.13  BEST KNOWLEDGE. The terms "Best Knowledge" and "Knowledge" as used
            --------------
in this Agreement with reference to certain facts or information shall be deemed to refer to facts or information of which officers of First Savings and FSB, or officers of BancShares, as the case may be, are consciously aware or of which they should have become consciously aware in the ordinary course of business and the performance of their management duties.

     10.14. INSPECTION.  Any right of BancShares hereunder to investigate or
            ----------
inspect the assets, books, records, files and other information of First Savings in no way shall establish any presumption that BancShares should have conducted any investigation or that such right has been exercised by BancShares, its agents, representatives or others. Any investigations or inspections that have been made by BancShares or its agents, representatives or others prior to the Closing Date shall not be deemed in any way in derogation or limitation of the covenants, representations and warranties made by or on behalf of First Savings in this Agreement.

     IN WITNESS WHEREOF, First Savings and BancShares each has caused this Agreement to be executed in its name by its duly authorized officers and its corporate seal to be affixed hereto as of the date first above written.

                                   FIRST SAVINGS FINANCIAL CORP.


                                   By:  /s/ David S. Kemp
                                        ----------------------------------------
ATTEST:                                 David S. Kemp
                                        President
/s/ Alecia S. Jones
-----------------------------
Secretary

[CORPORATE SEAL]
                                   FIRST CITIZENS BANCSHARES, INC.


                                   By:  /s/ Kenneth A. Black
                                        ----------------------------------------
ATTEST:                                 Kenneth A. Black
                                        Vice President
/s/ Jeffrey W. Slack
-----------------------------
Assistant Secretary

[CORPORATE SEAL]

     IN WITNESS WHEREOF, FCB Acquisition Corp. has caused this Agreement and Plan of Reorganization and Merger to be executed on its behalf by its undersigned officer thereunto duly authorized, for the purpose of joining as a party hereto and, by such execution, such corporation hereby adopts and agrees to each of the terms and conditions herein as its own.

                                   FCB ACQUISITION CORP.


                                   By:  _______________________________________
ATTEST:

_____________________________
Secretary

(CORPORATE SEAL)

                                                                      APPENDIX B


                                 March 27, 1997



Board of Directors
First Savings Financial Corp.
501 South Main Street
Reidsville, North Carolina 27320-5017

Gentlemen:


     You have requested our opinion as to the fairness, from a financial point of view, to the holders of shares of common stock (the "First Savings Common Stock") of First Savings Financial Corp. ("First Savings") of the consideration to be received by such stockholders in the Proposed Merger (the "Proposed Merger") of First Savings with First Citizens BancShares, Inc. ("First Citizens"), pursuant to the Agreement and Plan of Reorganization and Merger dated March 27, 1997 (the "Agreement").

     As more specifically set forth in the Agreement, and subject to the terms, conditions and procedures described in the Agreement, in the Proposed Merger each of the issued and outstanding shares of First Savings Common Stock shall be exchanged for $10.75 of cash. All unexercised options for the right to purchase shares of First Savings Common Stock will be cancelled.

     Trident Financial Corporation ("Trident") is a financial consulting and investment banking firm experienced in the valuation of business enterprises with considerable experience in the valuation of thrift institutions. Since 1975, Trident has valued in excess of 400 thrift institutions in connection with mutual-to-stock conversions, mergers and acquisitions, as well as other transactions. Neither Trident nor its affiliates are affiliated with First Savings or First Citizens.

     In connection with rendering our opinion, we have reviewed and analyzed, among other things, the following: (i) the Agreement; (ii) certain publicly available information concerning First Savings, including the audited financial statements of First Savings for each of the fiscal years in the three year period ended December 31, 1996 and unaudited financial statements for the three months ended March 31, 1996 and 1997; (iii) certain publicly available information concerning First Citizens; (iv) certain internal information, primarily financial in nature, concerning the business and operations of First Savings furnished to us by First Savings for purposes of our analysis; (v) information with respect to the trading market

Board of Directors
March 27, 1997
Page 2

for First Savings Common Stock; (vi) certain publicly available information with respect to other companies that we believe to be comparable to First Savings and the trading markets for such other companies' securities; and, (vii) certain publicly available information concerning the nature and terms of other transactions that we believe relevant to our inquiry. We have also had discussions with certain officers and employees of First Savings regarding the foregoing as well as other matters we believe relevant to our inquiry. No limitations were imposed by First Savings or its board or management with respect to the investigations made or the procedures followed by Trident in rendering its opinion.

     In our review and analyses and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available, the representations and statements of the officers and directors of First Savings with whom we have had the discussions described above, and the representation and warranties of First Savings and First Citizens set forth in the Agreement. We have also assumed (and relied upon the representations of First Savings and First Citizens to such effect) that no conditions will be imposed upon First Citizens as a consequence of regulatory approvals of the Proposed Merger that will have an adverse effect upon the contemplated economic benefits of the Proposed Merger or that would be material to the bases of our opinion herein. We have not attempted independently to verify any such information. We conducted an off-site due diligence review of First Savings; however, we did not specifically perform a review of the loan or investment portfolios, or assess the adequacy of First Savings' loan loss reserves. We did not conduct a physical inspection of the properties or facilities of First Savings, and we have not made or obtained any independent evaluations or appraisals of any of such properties or facilities.

     In conducting our analyses and arriving at our opinion as expressed herein, we have considered such financial and other factors as we have deemed appropriate under the circumstances including, among others, with respect to First Savings: (i) its historical and current financial condition and results of operations, including its interest income, interest expense, net interest income, net interest margin, interest sensitivity, non-interest expenses, other income and expenses, net earnings, dividends, book value, return on assets, return on equity, capitalization, amount and type of non-performing assets and reserves for loan losses; (ii) its business prospects; (iii) the economy in its market area; and (iv) the historical and current market for its outstanding capital stock and for the equity securities of certain other companies that we believe to be comparable to it. We have further considered the nature and terms of certain other acquisition transactions that we believe to be relevant. We have also taken into account our assessment of general economic, market, financial and regulatory conditions and trends, our knowledge of the thrift industry, our experience in connection with similar transactions, and our knowledge of securities valuation generally.

     Based upon and subject to the foregoing, we are of the opinion that the consideration

Board of Directors
March 27, 1997
Page 3

to be received by the holders of First Savings Common Stock in the Proposed Merger is fair, as of the date hereof, from a financial point of view, to such holders. The standard employed by us in reaching our judgment as to fairness of such consideration from a financial point of view was whether our estimation of the economic value of such consideration is within the range of estimated economic values within which companies having the characteristics of First Savings and First Citizens might negotiate a merger transaction at arm=s length and not whether such consideration is at or approaching the higher end of such range.

     Our opinion necessarily is based upon conditions as they exist and can be evaluated on the date hereof and is limited to the Afairness, from a financial point of view, of the consideration@ to be received by the holders of First Savings Common Stock in the Proposed Merger. Our opinion does not address First Savings= underlying business decision to effect the Proposed Merger, nor its consideration, if any, of alternative business strategies. Finally, our opinion does not constitute a recommendation to any stockholder of First Savings as to how such stockholder should vote at the stockholders= meeting held in connection with the Proposed Merger.

     This opinion is being delivered to the Board of Directors of First Savings and may not be summarized, excerpted from, reproduced, disseminated or delivered to any third party without the express written consent of Trident. Our opinion is as of the date set forth above, and events or circumstances occurring after this date may adversely impact the validity of the bases of our opinion and/or such opinion. This opinion will be updated prior to consummation of the Merger.


                                      Very truly yours,

                                      /s/ Trident Financial Corporation

                                      TRIDENT FINANCIAL CORPORATION



MAM/sbl

                                                                      APPENDIX C

                        ARTICLE 13 OF THE NORTH CAROLINA
                          BUSINESS CORPORATION ACT --
                         RELATING TO DISSENTER'S RIGHTS


(S)55.13.01.  DEFINITIONS.

     In this Article:

     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.

     (3) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S. 24.1.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

(S)55-13-02.  RIGHT TO DISSENT.

     (a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger under G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-11-03(g) or (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

          (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S. 55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;

          (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) alters or abolishes a preferential right of the shares; (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization;

          (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(S)55-13-03.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

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     (b)  A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

          (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (2) He does so with respect to all shares of which he is the beneficial shareholder.

(S)55-13-20.  NOTICE OF DISSENTERS' RIGHTS.

     (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this Article and be accompanied by a copy of this Article.

     (b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S. 55-13-22.

     (c) If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action.

(S)55-13-21.  NOTICE OF INTENT TO DEMAND PAYMENT.

     (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

          (1) Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (2)  Must not vote his shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article.

(S)55-13-22.  DISSENTERS' NOTICE.

     (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is authorized at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt

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requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

     (b) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must:

          (1) State where the payment demand must be sent and where and when certificates for certified shares must be deposited;

          (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3)  Supply a form for demanding payment;

          (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is mailed; and

          (5)  Be accompanied by a copy of this Article.

(S)55-13-23.  DUTY TO DEMAND PAYMENT.

     (a) A shareholder sent a dissenters' notice described in G.S. 55-13-22 must demand payment and deposit his share certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article.

(S)55-13-24.  SHARE RESTRICTIONS.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

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(S)55-13-25.  OFFER OF PAYMENT.

     (a) As soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment, and shall pay this amount to each dissenter who agrees in writing to accept it in full satisfaction of his demand.

     (b)  The offer of payment must be accompanied by:

          (1) The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of offer of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;

          (2) A statement of the corporation's estimate of the fair value of the shares;

          (3)  An explanation of how the interest was calculated;

          (4) A statement of the dissenter's right to demand payment under G.S. 55-13-28; and

          (5)  A copy of this Article.

(S)55-13-26.  FAILURE TO TAKE ACTION.

     (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure.

(S)55-13-28. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH CORPORATION'S OFFER OR FAILURE TO PERFORM.

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate or reject the corporation's offer under G.S. 55-13-25 and demand payment of the fair value of his shares and interest due, if:

          (1) The dissenter believes that the amount offered under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;

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          (2)  The corporation fails to make payment to a dissenter who accepts the corporation's offer under G.S. 55-13-25 within 30 days after the dissenter's acceptance; or

          (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision (a)(1) within 30 days after the corporation offered payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment.

(S)55-13-30.  COURT ACTION.

     (a) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the date of his payment demand under G.S. 55-13-28 and petition the court to determine the fair value of the shares and accrued interest. Upon service upon it of the petition filed with the court, the corporation shall pay to the dissenter the amount offered by the corporation under G.S. 55-13-25.

     (a1) If the dissenter does not commence the proceeding within the 60-day period, the dissenter shall have an additional 30 days to either (i) accept in writing the amount offered by the corporation under G.S. 55-13-25, upon which the corporation shall pay such amount to the dissenter in full satisfaction of his demand, or (ii) withdraw his demand for payment and resume the status of a nondissenting shareholder. A dissenter who takes no action within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment.

     (b)  Reserved for future codification purposes.

     (c) The court shall have the discretion to make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. However, in a proceeding by a dissenter in a public corporation, there is no right to a trial by jury.

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     (e)  Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation.

(S)55-13-31.  COURT COSTS AND COUNSEL FEES.

     (a) The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or

          (2) Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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